BI Contract Number: [***]	Execution Copy
Micromet Contract Number: [***]

COLLABORATION AND LICENSE AGREEMENT

This Collaboration and License Agreement (the “Agreement”) is made and entered into effective as of May 5, 2010 (the “Effective Date”), by and between Micromet AG, having its principal place of business at Staffelseestrasse 2, 81477 Munich, Germany (VAT-ID No.:  DE811666912) (“Micromet”), and Boehringer Ingelheim International GmbH, having its principal place of business at Binger Str. 173, 55216 Ingelheim, Germany (VAT-ID No: DE 811138149) (“BI”).  Micromet and BI each may be referred to herein individually as a “Party,” or collectively as the “Parties.”

Recitals

A.           Micromet has developed a proprietary platform for the discovery, research, and development of BiTE® antibodies, which may have applications in the treatment of cancer and other diseases.

B.           BI is a global pharmaceutical company with experience in the research, development and commercialization of pharmaceutical products.

C.           Micromet and BI desire to collaborate on the research and development of one or more products comprising a BiTE antibody binding to a specific target, and to have BI further develop, manufacture and commercialize such products on a worldwide basis (including, in the case of commercialization in the U.S., through a co-promotion arrangement with Micromet).

In consideration of the foregoing premises and the mutual promises and covenants contained herein, the receipt and sufficiency of which are hereby acknowledged, the Parties hereby agree as follows:

Agreement

1.	Definitions

When used in this Agreement, capitalized terms will have the meanings as defined below and throughout the Agreement.

1.1           “Affiliate” means an entity that, directly or indirectly, through one or more intermediaries, controls, is controlled by, or is under common control with a Party.  For purposes of this definition only, “control” and, with correlative meanings, the terms “controlled by” and “under common control with” means (a) the possession, directly or indirectly, of the power to direct the management or policies of an entity, whether through the ownership of voting securities, contract rights, voting rights, corporate governance or otherwise, or (b) the ownership, directly or indirectly, of more than 50% of the voting securities or other ownership interest of an entity; provided, that if local law restricts foreign ownership, control will be established by direct or indirect ownership of the maximum ownership percentage that may, under such local law, be owned by foreign interests.

1.2           “Antibody” means a molecule comprising two (2) or more immunoglobulin variable domains or parts of such domains.

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1.3           “Applicable Law” means the laws, rules, and regulations, including any statutes, rules, regulations, guidelines, or other requirements (including Good Manufacturing Practices (GMP), Good Laboratory Practices (GLP) and Good Clinical Practices (GCP), collectively referred to as “GxP”), that may be in effect from time to time and apply to the development, manufacture, registration, and marketing of a Product in the countries of the Territory, including any such statutes, rules, regulations, guidelines, or other requirements of the FDA or the EMA.

1.4           “ [***]  Technology” has the meaning as defined in Section 6.2.2

1.5           “ [***]  Technology” means, in respect of any  [***]  or  [***] , any Patent or Know-How conceived or generated solely by employees, agents or Service Providers of BI or its Affiliates or sublicensees and that results from  [***]  performed under this Agreement, including the  [***]  for  [***] , with respect to such Lead  [***]  or  [***] ; for the sake of clarity, the subject matter of such Patents or Know How may include (but not be limited to)  [***]  methods, methods for  [***]  and  [***]  and  [***] , methods for  [***] ,  [***]  including  [***] , methods of  [***]  and  [***]  methods associated therewith of or for such  [***]  or  [***] .

1.6           “ [***]  Technology” means any Patent or Know-How that is conceived or generated solely by employees, agents or Service Providers  [***]  or its Affiliates or sublicensees in connection and accordance with the research, development or Commercialization of Products under this Agreement, but excluding (i) any  [***]  Technology, (ii) any  [***]  Technology, and (iii) any Patent or Know-How that is conceived or generated following the  [***]  of  [***]  hereunder.

1.7           “BI Indemnitee” has the meaning as defined in Section 14.2.

1.8           “ [***]  Technology” means any  [***]  Technology other than the  [***]  Technology.

1.9           “ [***]  Technology” means any  [***]  Technology listed on Exhibit L item 1 and 2a.

1.10         “ [***]  Technology” means any Patent or Know-How that (a) is Controlled by  [***]  or its Affiliates during the Term, and (b) is  [***]  for the  [***]  or  [***]  of a  [***] , but excluding any  [***]  Technology and  [***]  Technology.  A list of Patents in the  [***]  Technology, filed as of the Effective Date, that claim or cover  [***]  and  [***]  to such  [***]  as well as the  [***]  of  [***]  to  [***]  is listed on Exhibit L and Know-How comprising the  [***]  Technology is referenced on Exhibit L.

1.11         “ [***] Activities” means the activities to be performed by [***] or its [***] regarding the [***] of a [***] and/or [***] , [***] [***] of an appropriate [***] including [***] and [***] [***] for [***] and [***] , [***] of [***] supporting [***] , [***] of a [***] as well as [***] and [***] .

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

***Text Omitted and Filed Separately
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Under 17 C.F.R. §§ 200.80(b)(4), and 240.24b-2

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1.12           “BiTE Antibody” means any bi-specific, single-chain Antibody binding to the  [***]  of T cells.

1.13           “ [***]  Antibody” means any bi-specific single-chain polypeptide containing (a) a  [***]  Antibody binding to the  [***]  of T cells, and (b) a  [***]  Antibody binding to a  [***] ..

1.14           “BLA” means a Biologics License Application, supplemental Biologics License Application, or similar application filed or to be filed with the FDA, or a comparable application in jurisdictions outside the United States of America, including a marketing approval application filed or to be filed with the EMA.

1.15           “Breaching Party” has the meaning as defined in Section 12.2.1.

1.16           “Business Day” means any weekday that is not a legal holiday in the states of Rheinland-Pfalz and Bavaria, Germany and is not a day on which banking institutions in such states are required by law or regulation to be closed.

1.17           “Calendar Quarter” means any one of the four three-month time periods in any calendar year commencing on January 1, April 1, July 1 and October 1 of such year.

1.18           “Change of Control” means with respect to any Party (the “Acquired Entity”) (a) any sale, exchange, transfer, or issuance to or acquisition by one or more Third Parties of shares representing more than fifty percent (50%) of the aggregate ordinary voting power entitled to vote for the election of directors represented by the issued and outstanding stock of the Acquired Entity or any Affiliate that directly or indirectly controls the Acquired Entity (whether by sale or merger, but excluding the issuance of shares in financing transactions), whether such sale, exchange, transfer, issuance or acquisition is made directly or indirectly, beneficially or of record or in one transaction or a series of related transactions; (b) a merger or consolidation under applicable law of the Acquired Entity with a Third Party in which the shareholders of the Acquired Entity or any Affiliate that directly or indirectly controls the Acquired Entity immediately prior to such merger or consolidation do not continue to hold immediately following the closing of such merger or consolidation at least fifty percent (50%) of the aggregate ordinary voting power entitled to vote for the election of directors represented by the issued and outstanding stock of the entity surviving or resulting from such consolidation; or (c) a sale or other disposition of all or substantially all of the assets of the Acquired Entity to one (1) or more Third Parties in one transaction or a series of related transactions.

1.19           “Co-Chair” has the meaning as defined in Section 2.1.1.

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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Under 17 C.F.R. §§ 200.80(b)(4), and 240.24b-2

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1.20           “Co-Promotion Agreement” has the meaning as defined in Section 4.5.1.

1.21           “Co-Promotion Term” has the meaning as defined in Section 4.5.1.

1.22           “Collaboration Target” means the whole or fragments and  [***]  of  [***] , identified by the  [***]  entry name  [***]  and accession number  [***] , with the amino acid sequence as set out in Exhibit A.

1.23           “Commercialization” means the pre-launch scientific communication and study activities conducted for a Product prior to obtaining Marketing Approval, including early access programs, the manufacture for commercial sale, and the marketing, promotion, advertising, selling and distribution of a Product after Marketing Approval has been obtained, including any Phase IV trials and risk evaluation and mitigation strategies (REMS) or equivalent obligations imposed by any Regulatory Authority, including the FDA.  The term “Commercialize” has a correlative meaning.

1.24           “Commercially Reasonable Efforts” means the carrying out of obligations or tasks by a Party in a sustained manner using a level of efforts in good faith consistent with the reasonable best practices of pharmaceutical companies with comparable size and business activities of the respective Party, and the exercise of prudent scientific and business judgment for the development and commercialization of a pharmaceutical product having similar market potential as a Product at a similar stage of its product life, taking into account all relevant matters such as the prospects of or actual establishment of the Product in the marketplace, the competitiveness of the marketplace, the proprietary position of the Product, the regulatory status involved, the pricing and launching strategy and the relative safety and efficacy of the Product.  Without limiting the foregoing, Commercially Reasonable Efforts requires, with respect to a task or obligation to be performed under this Agreement, that the Party: (a) within a reasonable time assign responsibility for such obligation to specific employee(s) who are held accountable for progress and monitor such progress on an on-going basis, (b) set and consistently seek to achieve specific, meaningful and measurable objectives for carrying out such tasks and obligations, and (c) consistently make and implement decisions and allocate resources designed to advance progress with respect to such tasks or obligations.

1.25           “Competing Product” has the meaning as defined in Section 7.9.1.

1.26           “Confidential Information” has the meaning as defined in Section 10.1.

1.27           “Contract Manager” has the meaning as defined in Section 2.3.

1.28           “Control” means, with respect to a Party and any Patent, Know-How, or other intellectual property right, that a Party owns or has a license to such Patent, Know-How or intellectual property right and has the ability to grant to the other Party a license or a sublicense (as applicable) to such Patent, Know-How or intellectual property right on the terms and conditions set forth herein without violating the terms of any agreement or other arrangement with any Third Party existing at the time such Party would be required hereunder to grant to the other Party such access, license or sublicense.  The term “Controlled” has a correlative meaning.

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

***Text Omitted and Filed Separately
Confidential Treatment Requested
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1.29           “Cost Overrun” has the meaning as defined in Section 8.2.4.

1.30           “Development Candidate” means a Lead Candidate which has been designated as a Development Candidate by the JSC and approved by BI for start of pre-clinical development pursuant to Section 3.1.5.

1.31           “Development Candidate Criteria” means the criteria for selecting a Development Candidate as set forth on Exhibit N to this Agreement, as may be modified by the Parties jointly in writing.

1.32           “Development Plan” means the plan for the preclinical and clinical development of a Development Candidate as further defined in Section 3.2.1, as may be amended in accordance with this Agreement. The initial Development Plan is part of the Initial R&D Plan (as defined in Section 1.52).

1.33           “Disclosing Party” has the meaning as defined in Section 10.1.

1.34           “Dispute” has the meaning as defined in Section 17.4.2.

1.35           “EMA” means the European Medicines Agency, or any successor agency thereto.

1.36           “Executive Officer” means (a) in the case of Micromet, the  [***]  of Micromet; and (b) in the case of BI, depending on the actual status of the Product, the  [***]  responsible for  [***]  or the  [***]  responsible for  [***] ; or, in each case, such individual’s nominated designee with direct-reporting responsibility, who must be a member of the Party’s senior management with appropriate decision-making authority, but who is not a Contract Manager or a member of the JSC or any JPT.

1.37           “ [***] ” has the meaning as defined in Section 3.3.3.

1.38           “FDA” means the United States Food and Drug Administration, or any successor agency thereto.

1.39           “Field” means the  [***] ,  [***] ,  [***] , and  [***]  of  [***]  and  [***]  and  [***] ..

1.40           “First Commercial Sale” means the first sale to a Third Party of a Product in a country after Marketing Approval has been obtained for such country or, as the case may be, for part of a country such as a province.

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

***Text Omitted and Filed Separately
Confidential Treatment Requested
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1.41           “FTE” means the equivalent of a total of  [***]  hours per year of work carried out by a qualified employee of a Party in connection with the performance of an activity under this Agreement.  In the case that any personnel of a Party who works partially on an activity under this Agreement and partially on other work, then the full-time equivalent to be attributed to such individual’s work hereunder will be equal to the percentage of such individual’s total work time that such individual spent working on such activity under this Agreement.  FTE work will not include the work of  [***]  or  [***] .

1.42           “FTE Rate” means, initially, € [***]  per FTE, which amount is fully burdened and includes without limitation, for each FTE, laboratory supplies and equipment (excluding in each case items provided for separately under the Research Plan or Development Plan), equipment maintenance costs, utilities, waste removal, travel expenses, and a pro rata allocation of general and administrative expenses.  Starting on  [***] , and on every  [***]  thereafter during the Term, the FTE Rate will  [***]  by  [***]  equal to the  [***]  of the previous  [***]  in the  [***]  ( [***] ) since the last  [***] .

1.43           “ [***]  Competition” means and shall be deemed to  [***]  in a  [***]  in the  [***]  with respect to a  [***]  if and for so long as in  [***] : (a) one or more  [***]  Products (other than a  [***]  Product authorized or sold by  [***]  or its Affiliates or by a  [***]  under a  [***]  or any  [***]  granted by  [***]  or its Affiliate and provided in all cases that  [***]  or its Affiliates do not have a  [***]  in such  [***]  Product) are available for  [***] , and (b) the  [***]  of the corresponding  [***]  in such  [***]  during the  [***]  have  [***]  by either (i) in  [***]  at least  [***]  from the  [***]  in the  [***]  or (ii) in  [***]  of the  [***] , at least  [***]  from the  [***]  in such  [***] .  As used in this Agreement, the “ [***] ” of a  [***]  in a  [***]  will mean the  [***]  of such  [***]  in such  [***]  during the  [***]  immediately preceding the  [***]  of the first  [***]  Product in such  [***] ..

1.44           “ [***]  Product” shall mean, with respect to a particular  [***]  and a particular  [***] , any  [***]  product (other than the  [***] ) that (a) is a  [***]  or  [***] ” or  [***]  to a  [***]  and  [***]  in an  [***]  and  [***]  of  [***]  as such  [***]  and (b) for which a  [***]  has  [***]  (based upon then-current Applicable Laws governing  [***]  of  [***] ) whose  [***]  for  [***]  relies  [***]  (but not  [***] ) on  [***]  generated by  [***]  or  [***] .

1.45           “GLP Toxicology Study” means a preclinical study performed in accordance with good laboratory practice (GLP) (a) in which the Product is administered to animals in order to assess its toxicity, and (b) that is required for the Regulatory Filing of an IND and/or BLA.

1.46           “Governmental Authority” means any supranational, national, federal, state, local, municipal, quasi-governmental or other authority of any nature (including any governmental division, subdivision, department, agency, bureau, branch, office, commission, council, court or other tribunal) exercising executive, legislative or judicial governmental powers.

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

***Text Omitted and Filed Separately
Confidential Treatment Requested
Under 17 C.F.R. §§ 200.80(b)(4), and 240.24b-2

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1.47           “IND” means an Investigational New Drug Application filed or to be filed with the FDA, and the equivalent application in jurisdictions outside the United States of America, including “Investigational Medicinal Product Dossier” filed or to be filed with the national Regulatory Authorities in Europe.

1.48           “Indemnification Claim Notice” has the meaning as defined in Section 14.3.

1.49           “Indemnified Party” has the meaning as defined in Section 14.3.

1.50           “Indemnifying Party” has the meaning as defined in Section 14.3.

1.51           “Indemnitees” has the meaning as defined in Section 14.3.

1.52            “Initial R&D Plan” consists of the initial Research Plan (as defined in Section 1.95) and the initial Development Plan (as defined in Section 1.32) as of the Effective Date and is attached as Exhibit C.

1.53           “JCPT” means the Joint Commercialization Project Team.

1.54           “JDPT” means the Joint Development Project Team.

1.55           “ [***]  Technology” means any Patent or Know-How (a) that is conceived or generated  [***]  by employees, agents, or Service Providers of  [***]  or their respective Affiliates in connection and accordance with the research, development or Commercialization of Products under this Agreement, or (b) that is conceived or generated  [***]  by employees, agents, or Service Providers of  [***]  or their respective Affiliates in connection and accordance with the research, development or Commercialization of Products under this Agreement and to the extent  [***]  or the full  [***]  of any  [***]  or  [***] .

1.56           “JPT” has the meaning as defined in Section 2.2.1.

1.57           “JPT Leader” has the meaning as defined in Section 2.2.1.

1.58           “JRPT” means the Joint Research Project Team.

1.59           “JSC” has the meaning as defined in Section 2.1.1.

1.60           “Know-How” means (a) any scientific or technical information, results and data of any type whatsoever, in any tangible or intangible form whatsoever, that is not in the public domain or otherwise publicly known, including databases, practices, methods, techniques, specifications, formulations, formulae, protein sequences, DNA sequences, knowledge, know-how, skill, experience, test data including pharmacological, medicinal chemistry, biological, chemical, biochemical, toxicological and clinical test data, analytical and quality control data, stability data, studies and procedures, and manufacturing process and development information, results and data, and (b) any biological, chemical, or physical materials that are not in the public domain or otherwise available to the public; all to the extent not claimed or disclosed in a Patent.

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

***Text Omitted and Filed Separately
Confidential Treatment Requested
Under 17 C.F.R. §§ 200.80(b)(4), and 240.24b-2

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1.61           “Lead Candidate” means a BiTE Antibody binding to the Collaboration Target (whether or not such BiTE Antibody contains a  [***] ) which has been generated by Micromet and which is proposed by the JRPT to (a) further characterize by  [***]  studies, and (b)  [***]  and  [***]  at BI for  [***] .

1.62           “Licensed Technology” means the  [***]  Technology,  [***]  Technology,  [***]  Technology,  [***]  rights and interest in  [***]  Technology, any  [***]  Technology that was generated by employees, agents or Service Providers of Micromet and that is owned solely by Micromet, any  [***]  Technology that is acquired or licensed by  [***]  during the Term and that is included in Licensed Technology pursuant to Section  [***] , and any  [***]  Technology that is included in Licensed Technology pursuant to Section  [***] .

1.63           “Losses” has the meaning as defined in Section 14.1.

1.64           “Major Market” means each of the  [***] , the  [***] ,  [***] ,  [***] ,  [***] ,  [***]  and  [***] .

1.65           “Marketing Approval” means the approval of a BLA, and any  [***]  and  [***]  to the extent required by Applicable Law prior to the sale of a Product in a country.

1.66           “ [***]  Collaboration Expenses” means those costs and expenses incurred by  [***]  after  [***]  directly in connection with the  [***]  or  [***]  of a  [***]  in accordance with this Agreement (including  [***]  work, developing  [***]  for  [***]  of  [***] , conducting  [***]  activities and supporting  [***]  of a  [***] , preparation of  [***]  as well as of  [***]  with  [***]  relating to a  [***] , ensuring  [***]  with  [***] ,  [***]  and w [***]  and reviewing  [***]  and  [***] ) as agreed by the Parties and pursuant to the  [***]  or  [***]  Plan (it being understood that activities conducted prior to  [***]  are described in the  [***] ), as follows:

(a)            [***]  associated with the  [***]  of any  [***]  or  [***]  performed for  [***]  by a  [***]  in accordance with the Research Plan and Development Plan (and for clarity are not otherwise included as part of the  [***] ); and

(b)            [***] .

Any cost and expenses incurred by  [***]  in the  [***]  of activities under the Research Plan or Development Plan due to  [***]  to  [***]  such activities in accordance with  [***]  (including, by way of example,  [***]  such activities with  [***] ) shall be  [***]  from  [***]  Collaboration Expenses.  Micromet will consult with BI through the relevant JPT prior to  [***] .  For the avoidance of doubt,  [***]  will not include in  [***]  the costs of any  [***]  and not used for activities under the Research Plan or Development Plan, subject to Section 3.1.3.

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

***Text Omitted and Filed Separately
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Under 17 C.F.R. §§ 200.80(b)(4), and 240.24b-2

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1.67           “ [***]  Technology” means any Patent or Know-How conceived or generated solely by employees, agents or Service Providers of  [***]  or its Affiliates in connection and accordance with the research, development or Commercialization of Products under this Agreement, but excluding  [***]  Technology.

1.68           “ [***]  Collaborator” means any Third Party generating, developing or commercializing a product containing or comprising a  [***]  alone or in collaboration with  [***]  under a license to Patents Controlled by  [***] , but excluding any Third Party  [***]  as a  [***]  for research, development or Commercialization activities (including, by way of example,  [***] ,  [***]  or  [***] ).

1.69           “ [***]  Product” means, with respect to a particular country or territory, a product containing or comprising a  [***]  generated, developed or commercialized by a  [***]  alone or in collaboration with  [***]  in such country or territory under a license to Patents Controlled by  [***] .

1.70           “ [***]  Technology” means any Patent or Know-How that (a) is conceived or generated by employees, agents or Service Providers of a  [***]  or its Affiliates, either solely or jointly with employees, agents or Service Providers of  [***]  or its Affiliates, (b) is Controlled by  [***] , and (c) is  [***]  for the  [***]  or  [***]  of a  [***] .

1.71           “ [***]  FTE Costs” means, for all  [***]  performed by  [***]  in accordance with the  [***]  or the  [***] , as applicable, the product of (a) the number of FTEs used by  [***]  for such research and development activity as set forth in the  [***]  and evidenced by appropriate means and (b) the FTE Rate as defined in Section 1.42. For the avoidance of doubt, the activity of contract personnel will be charged as Out-of-Pocket Costs as specified in the applicable  [***]  or  [***] .

1.72           “Micromet Indemnitee” has the meaning as defined in Section 14.1.

1.73           “ [***]  Technology” means any Patent or Know-How that (a) is  [***]  Technology,  [***]  Technology or  [***]  Technology, (b) is owned or otherwise Controlled by  [***]  after the Effective Date, and (c) is  [***]  for the  [***]  or  [***]  of a  [***] .  Notwithstanding, if  [***]  is subject of a Change in Control with a Third Party, the Patents and Know-How owned or Controlled by such Third Party (whether such Third Party becomes the assignee of this Agreement or if such Third Party remains an Affiliate of  [***] ), will be automatically excluded from the definition of  [***]  Technology.

1.74           “Micromet Marks” means the Micromet and BiTE platform names and logos as set forth in Exhibit M.

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

***Text Omitted and Filed Separately
Confidential Treatment Requested
Under 17 C.F.R. §§ 200.80(b)(4), and 240.24b-2

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1.75           “ [***]  Technology” means any Patent or Know-How that (a) is licensed from a Third Party to  [***]  as of the Effective Date, and (b) is  [***]  for the  [***]  or  [***]  of a  [***] , including the Patents Controlled by  [***]  pursuant to the  [***] .

1.76           “ [***]  Technology” means any Patent or Know-How that (a) is owned by  [***]  as of the Effective Date, and (b) is  [***]  for  [***]  or  [***]  of a  [***] , including the Patents listed on Exhibit D.

1.77           “ [***] Product” means, with respect to a  [***]  or  [***] , a product that comprises a  [***]  and  [***]  by  [***]  to bind to a target other than the  [***]  and further  [***]  and  [***]  in such  [***]  or  [***]  by  [***]  or using Third Parties  [***]  (including, by way of example,  [***] ,  [***]  or  [***] ).  For the avoidance of doubt, a  [***]  Product shall not include any  [***] ,  [***]  or  [***]  with a  [***] .

1.78           “Net Sales” means the gross amount invoiced by BI, its Affiliates, and any of their sublicensees (each a “Selling Party”) for sales of a Product to any Third Party (and in all cases amounts actually received to the extent not invoiced), less any (a) normal and customary trade, cash, and quantity discounts actually allowed, including chargebacks, compulsory rebates, reimbursements, or similar payments granted or given to wholesalers or other distributors, buying groups, health care insurance carriers or other institutions; (b) amounts allowed for returned or defective product; (c) insurance and transportation charges to the extent included in the invoiced amount; and (d) custom duties, VAT, sales taxes or other governmental charges paid in connection with such sales (but excluding what is commonly known as income taxes).  Any of the deductions listed above that involved a payment by a Selling Party will be taken as a deduction in the Calendar Quarter during which the payment is actually made by such entity.  Net Sales shall not include any Product provided by BI for no consideration, or for reimbursement of manufacturing costs only, for (i) use in clinical trials, (ii) use in research or for other non-commercial uses, or (iii) use as part of a compassionate use or similar program.  Any amounts received on account of transfers of a Product between Selling Parties will be excluded from the calculation of Net Sales, and Net Sales will be calculated based on the final sale of such transferred Product by a Selling Party to any Third Party.  If a Selling Party receives non-cash consideration for a Product sold or otherwise transferred to a Third Party, Net Sales for such sale or transfer will be determined based on the average of the Net Sales prices charged to other Third Parties in respect of cash sales of such Product during the applicable reporting period.  A sale of a Product is deemed to occur upon invoicing.  If any discounts or other deductions are made in connection with sales of the Product that are bundled or sold together with other products of BI, its Affiliates or sublicensees, in no event will the discount applied to the Product exceed the discount applied to other products of BI, its Affiliates or sublicensees in such arrangement based upon the respective list prices of the Product and such other products prior to applying the discount. For the avoidance of doubt, in countries where BI Commercializes a Product using the services of Third Party distributors (recognized agents), BI sales to such distributors are considered sales of a Product for the purpose of this definition.

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

***Text Omitted and Filed Separately
Confidential Treatment Requested
Under 17 C.F.R. §§ 200.80(b)(4), and 240.24b-2

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1.79           “Non-Breaching Party” has the meaning as defined in Section 12.2.1.

1.80           “Out-of-Pocket Costs” means costs and expenses paid to Third Parties (or payable to Third Parties and accrued in accordance with IAS/IFRS (or GAAP for the U.S.)) by Micromet and/or its Affiliates, if applicable.

1.81           “Patent” means (a) any patent and patent application in any country or supranational jurisdiction, and (b) any provisional, substitution, division, continuation, continuation in part, reissue, renewal, registration, confirmation, reexamination, extension, supplementary protection certificate and the like, of any such patent or patent application.

1.82           “Patent Challenge” has the meaning as defined in Section 6.5.1.

1.83           “Person” means a natural person, corporation, partnership, trust, joint venture, limited liability company, Regulatory Authority or any other entity or organization.

1.84           “Phase 1 Trial” means a clinical trial of a pharmaceutical product on healthy subjects or patients designed with the primary purpose of determining safety, metabolism and pharmacokinetic properties and clinical pharmacology of such product as and to the extent defined for the United States in 21 C.F.R. § 312.21(a), or its successor regulation, or the equivalent regulation in any other  country, including the Phase 1 part of any clinical trial that is a combination Phase 1 Trial and Phase 2 Trial.

1.85           “Phase 2 Trial” means a clinical trial of a pharmaceutical product on patients  designed to determine the safe and effective dose range in the proposed therapeutic indication as and to the extent defined for the United States in 21 C.F.R. § 312.21(b), or its successor regulation, or the equivalent regulation in any other country.

1.86           “Phase 3 Trial” means a clinical trial of a pharmaceutical product on patients designed to (a) establish that a drug is safe and efficacious for its intended use; (b) define warnings, precautions and adverse reactions that are associated with the drug in the dosage range to be prescribed; and (c) support a Marketing Approval of such drug, as and to the extent defined for the United States in 21 C.F.R. § 312.21(c), or its successor regulation, or the equivalent regulation  in any other country.

1.87           “Pivotal Trial” means (a) a Phase 3 Trial, or (b) a Phase 2 Trial, or a combination Phase 2 Trial and Phase 3 Trial for which the relevant Regulatory Authority has determined that the data generated in such trial could be sufficient, depending on its outcome, to support a Marketing Approval for such pharmaceutical product.

1.88           “Product” means any product or product candidate comprising a BiTE Antibody binding to the Collaboration Target that is generated and/or developed pursuant to this Agreement.

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

***Text Omitted and Filed Separately
Confidential Treatment Requested
Under 17 C.F.R. §§ 200.80(b)(4), and 240.24b-2

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1.89           “Program Transfer” has the meaning as defined in Section 13.1.

1.90           “Receiving Party” has the meaning as defined in Section 10.1.

1.91           “Recovery” has the meaning as defined in Section 6.4.2(d).

1.92           “Regulatory Authority” means, in a particular country or jurisdiction, any Governmental Authority involved in granting approval to market or sell a Product, including any pricing and reimbursement approvals, in such country or jurisdiction, including the FDA, the EMA, and any Governmental Authority equivalent to and performing some or all of the functions the FDA or EMA in the applicable jurisdiction.

1.93           “Regulatory Exclusivity” means any exclusive marketing rights or data exclusivity rights conferred by any Regulatory Authority with respect to the Product other than a Patent right in the Territory.

1.94           “Regulatory Filing” means any submission or application made with a Regulatory Authority, including any IND or BLA, that has been accepted for filing pursuant to the procedures of such authority.

1.95           “Research Plan” means the plan for the generation and identification of Development Candidate(s) as further defined in Section 3.1.1, as may be amended in accordance with Section 3.1.2. The initial Research Plan is part of the Initial R&D Plan (as defined in Section 1.52).

1.96           “ROW Territory” means all countries in the Territory other than the U.S.

1.97           “Sales Participation Payment” has the meaning as defined in Section 8.4.3, as may be  [***]  in accordance with Section 8.4.4, 8.4.5 or Exhibit G.

1.98           “Sales Participation Term” meaning as defined in Section 8.4.3.

1.99           “Service Provider” has the meaning as defined in Section 3.6.

1.100         “Term” has the meaning as defined in Section 12.1.

1.101         “Territory” means all countries of the world.

1.102         “Third Party” means any entity other than Micromet, BI or their respective Affiliates.

1.103         “Third Party Claim” has the meaning as defined in Section 14.1.

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

***Text Omitted and Filed Separately
Confidential Treatment Requested
Under 17 C.F.R. §§ 200.80(b)(4), and 240.24b-2

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1.104         “ [***] ” means any of the pre-existing agreements of  [***]  as of the Effective Date listed in Exhibit E.

1.105         “U.S.” means the fifty (50) states of the United States of America, any new states added after the Effective Date, and the District of Columbia.

1.106         “ [***]  Date” means the then-current date of expected  [***]  for a Product in the  [***]  in the  [***]  as determined in accordance with then-current  [***] .

1.107         “U.S. Commercialization Plan” means a comprehensive plan for the strategy for the commercial launch of the Product in the U.S. that describes the pre-launch, launch and subsequent Commercialization activities for the Product (including, if available, advertising, education, planning, marketing, sales force training and allocation, distribution, pricing, and reimbursement), with the Parties  [***]  in the  [***]  of the  [***]  in the U.S.

1.108         “Valid Claim” means (a) an  [***]  of an  [***]  that has not (i) expired or been canceled, (ii) been declared invalid by a decision of a court or other appropriate body of competent jurisdiction, from which no appeal is or can be taken, (iii) been admitted to be invalid or unenforceable through reissue, disclaimer or otherwise, or (iv) been abandoned or disclaimed; and (b) a claim included in a  [***]  that is  [***]  and that has not been (i) canceled, (ii) withdrawn from consideration, (iii) finally determined to be unallowable by the applicable Governmental Authority (from which no appeal is or can be taken), or (iv) abandoned or disclaimed; provided, however, that if a claim of a patent application has been pending for more than  [***]  ( [***] )  [***]  from the filing date of such patent application in the applicable country within the Territory, such claim will not constitute a Valid Claim for the purposes of this Agreement unless and until a Patent issues with such claim.

2.	Collaboration Governance

2.1          Joint Steering Committee.

2.1.1       Establishment of Joint Steering Committee.  The Parties will establish a joint steering committee (the “JSC”) within thirty (30) days of the Effective Date, to oversee the research, development and Commercialization of the Product(s) and the activities to be performed by the JPTs under this Agreement.  The JSC will be in place until (i) the expiration of the  [***] , or (ii) the  [***]  of the  [***]  in the first  [***] , whichever is longer.  The Parties anticipate that the JSC will manage the collaboration in a cooperative and transparent manner, in accordance with the principles and procedures described in this Agreement.  Each Party will appoint three (3) employees with senior level and decision making authority and expertise to serve as their representatives on the JSC.  From time to time, on written notice to the other Party, Micromet and BI each may substitute any of its representatives on the JSC.  Each Party will designate one of its members of the JSC as the “Co-Chair.”  Subject to the provisions of this Section 2, the JSC will establish its own procedural rules for its operation.

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

***Text Omitted and Filed Separately
Confidential Treatment Requested
Under 17 C.F.R. §§ 200.80(b)(4), and 240.24b-2

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2.1.2      Tasks of the JSC.  The JSC will have the power only to:

(a)            review, amend and govern the overall strategies for research, development, regulatory activities, and Commercialization for the Product(s);

(b)            nominate Lead Candidates as proposed by the JRPT;

(c)            amend the Development Candidate Criteria (including the various data sets upon which such criteria will be based), and recommend the actual selection of a Development Candidate;

(d)            oversee the conduct of the development, manufacture and Commercialization of the Products under this Agreement;

(e)            monitor the activities and performance of the JPTs;

(f)            review and approve in writing any updates or amendments to the Research Plan, Development Plan, and U.S. Commercialization Plan, including the budget for  [***]  Collaboration Expenses;

(g)            monitor the progress of and coordinate the activities undertaken pursuant to the Research Plan, Development Plan, and US. Commercialization Plan;

(h)            oversee the progress of the key Commercialization activities as outlined in BI’s ROW Commercialization Plan; and

(i)            take such other actions as are expressly delegated to the JSC in this Agreement.  The JSC will not have any power to amend this Agreement and will have only such powers as are specifically delegated to it under this Agreement.

2.1.3       JSC Meetings.  The JSC will meet twice every calendar year, unless otherwise agreed by the Parties.  Meetings may be held in person or by means of telecommunication (telephone, video, or web conferences); provided, however, that at least one meeting per year will be held in person.  The JSC may meet more frequently by agreement of the Co-Chairs.  The Co-Chair of a Party, alternating with the Co-Chair of the other Party, will be responsible for organizing the meetings of the JSC and for distributing the agenda of the meetings.  The organizing Co-Chair will include on the agenda any item within the scope of the responsibility of the JSC that is requested to be included by any member of the JSC, and will distribute the agenda to the JSC no less than two (2) weeks before the meeting. Any materials or presentations to be used in a JSC meeting will be distributed reasonably in advance of the meeting.  Each Party may, in its discretion, invite non-voting employees, consultants or advisors (which consultants and advisors will be under an obligation of confidentiality no less stringent than the terms set forth in Section 10) to attend any meeting of the JSC.

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

***Text Omitted and Filed Separately
Confidential Treatment Requested
Under 17 C.F.R. §§ 200.80(b)(4), and 240.24b-2

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2.1.4       Meeting Minutes.  The Co-Chair who organized the JSC meeting (or his or her designee) will aim to prepare the meeting minutes within fifteen (15) Business Days after each meeting, and will send it to all members of the JSC for review and approval.  Minutes will be deemed approved unless any member of the JSC objects to the accuracy of such minutes by providing written notice to the other members of the JSC within fifteen (15) Business Days of receipt of the minutes.  In the event of any such objection that is not resolved by mutual agreement of the Co-Chairs, such minutes will be amended to reflect such unresolved objection.

2.1.5       Decision Making.

(a)            The JSC will take action on matters within its power by unanimous consent of the members of the JSC, with each Party having a single vote, irrespective of the number of JSC members in attendance at a meeting, or by a written resolution signed by the Co-Chairs.

(b)            If the JSC is unable to reach unanimous consent on a particular matter relating to either (i) the desired response to a  [***] , as described in Section 8.2.4 or (ii) any  [***]  to be performed by  [***]  that would be adversely affected by the  [***]  caused by the  [***]  described in Section 2.1.5(c) below, in each case within  [***]  ( [***] )  [***]  after the matter has been submitted to the JSC for resolution, then the Co-Chair representing  [***]  will have the authority to  [***]  a  [***]  on the matter in lieu of  [***]  of the  [***] ..

(c)            If the JSC is unable to reach unanimous consent on a particular matter, then the matter will be escalated, by written notice, to the respective Executive Officers of each Party. The Executive Officers of each Party (or their respective designees) will meet at least once in person to discuss such matter, if not otherwise agreed on, and use their good faith efforts to resolve the unresolved matter within  [***]  ( [***] )  [***]  after the matter has been escalated by written notice to the Executive Officers.  If the Executive Officers (or their designees) cannot reach agreement on how to resolve such matter within the  [***]  ( [***] )  [***]  time period, then (i) for matters relating to the  [***]  of a  [***] , to the  [***]  of  [***]  in support of an  [***]  for a  [***] , to  [***]  to  [***]  an  [***]  for a  [***] , to  [***]  by  [***] , or to the  [***]  or  [***]  of a  [***]  following  [***] , the Executive Officer of  [***]  (or the designee) will have the authority to  [***]  a  [***]   [***]  on the matter in lieu of the  [***]  of the  [***] , and (ii) for matters relating to  [***]  performed by  [***] , but not related to  [***] , the Executive Officer of  [***]  (or the designee) will have the authority to make a  [***]  on the matter in lieu of the  [***]  of the  [***] .

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

***Text Omitted and Filed Separately
Confidential Treatment Requested
Under 17 C.F.R. §§ 200.80(b)(4), and 240.24b-2

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(d)            Notwithstanding the terms of Section 2.1.5(c), the Executive Officer of  [***]  will not have the authority to make a  [***]  that would (i)  [***]  the  [***] , (ii)  [***]  the  [***]  of  [***]  of  [***] , or  [***]  or  [***]  obligations under the  [***]  (except for the right to request additional research activities in accordance with Section 3.1.2), or  [***]  in a manner inconsistent with the  [***]  of  [***]  set forth in Sections 3.1.3, 3.2.3 or 4, as applicable, or (iii)  [***]  any  [***]  or  [***]  or amendment thereto during the  [***]  ( [***] )  [***]  following the  [***]  that materially  [***]  the  [***]  of the  [***]  or  [***]  from that described in the  [***]  attached as [***] . Notwithstanding the terms of Section 2.1.5(c), the Executive Officer of  [***]  will not have the authority to  [***]  the  [***]  of  [***]  of  [***] , or  [***]  or  [***]  obligations under the  [***]  or  [***]  in a manner inconsistent with the  [***]  of  [***]  set forth in Sections 3.1.3, 3.2.3 or 4, as applicable.

(e)            Notwithstanding the terms of Sections 2.1.5(b), (c) and (d) above, if the matter concerns a dispute regarding the interpretation of this Agreement, the performance or alleged nonperformance of a Party’s obligations under this Agreement, or any other alleged breach of this Agreement, such matter will be resolved in accordance with the terms of Section 17.4.  The JSC and Project Teams shall each perform its responsibilities and make decisions (including any decisions made by an Executive Officer of a Party pursuant to Section 2.1.5)  under this Agreement based on the principles of prompt and diligent development and Commercialization of Product in the Territory consistent with Commercially Reasonable Efforts.

2.2          Joint Project Teams.

2.2.1       Establishment of Joint Project Teams.  The Parties will establish a number of joint project teams (each, a “Joint Project Team” or “JPT”) to oversee the research, development and Commercialization of Products hereunder: the Joint Research Project Team (“JRPT”), Joint Development Project Team (“JDPT”) and Joint Commercialization Project Team (“JCPT”).  Additional information regarding each of the JPTs is set forth in Exhibit B.  Each Party will designate two (2) of its members on a particular JPT as the core members thereof and will designate one of its core members as the “JPT Leader.”  The JPT Leaders will be the primary points of contact for the other Party for all matters relating to the activities overseen by the applicable JPT.  From time to time, on written notice to the other Party, Micromet and BI each may substitute any of its representatives on a JPT.  Upon dissolution of the JSC in accordance with Sections 2.1.1, 4.5.3 (Change of Control) or 13.6 (a) (Material Breach) the JPTs will automatically be disbanded.

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

***Text Omitted and Filed Separately
Confidential Treatment Requested
Under 17 C.F.R. §§ 200.80(b)(4), and 240.24b-2

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2.2.2       Formation and Tasks of the JPTs.  The Parties will establish each JPT described in Exhibit B at the time indicated therein.  Each JPT will have only such powers as are specifically delegated to it by the JSC or the terms of this Agreement, including Exhibit B.  No JPT will have any power to amend this Agreement or to make decisions assigned to the JSC.

2.2.3       JPT Meetings.  Each JPT will meet in plenum or in subgroups as often as required for the expeditious performance of the Research Plan, Development Plan or U.S. Commercialization Plan.  Meetings may be held in person or by means of telecommunication (telephone, video, or web conferences) in the frequency according to Exhibit B; provided, however, that at least two meetings per year will be held in person.  The JPT Leaders will be responsible for establishing the meeting schedule, and will alternate in organizing the meetings of the applicable JPT. The JPT Leader organizing a JPT meeting will be responsible for distributing the agenda of the meeting.  The organizing JPT Leader will include on the agenda any item within the scope of the responsibility of the applicable JPT that is requested to be included by any member of such JPT, and will aim to distribute the agenda to such JPT no less than one (1) week before the meeting. Each Party may, in its discretion, invite non-voting employees, consultants or advisors (which consultants and advisors will be under an obligation of confidentiality no less stringent than the terms set forth in Section 10) to attend any meeting of a JPT.

2.2.4       Meeting Minutes.  The JPT Leader who organized a JPT meeting (or his or her designee) will aim to prepare the meeting minutes within fifteen (15) Business Days after each meeting, and will send it to all members of the applicable JPT for review and approval.  Minutes will be deemed approved unless any member of such JPT objects to the accuracy of such minutes by providing written notice to the other members of such JPT within fifteen (15) Business Days of receipt of the minutes.  In the event of any such objection that is not resolved by mutual agreement of the applicable JPT Leaders, such minutes will be amended to reflect such unresolved objection.

2.2.5       Activities; Reports. Each JPT will serve as the forum for the Parties to update each other regarding ongoing research, development or Commercialization activities, as applicable.  Each Party will provide the relevant JPT with reports describing the results of such Party’s activities completed pursuant to each work package in the Research Plan and Development Plan (except that, with respect to  [***]  Activities performed by BI, only summary reports will be provided).  Each JPT shall review the plans, data, results and reports, in reasonable detail and summary, generated since the previous meeting and shall discuss future work packages and potential amendments of the respective plan.

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

***Text Omitted and Filed Separately
Confidential Treatment Requested
Under 17 C.F.R. §§ 200.80(b)(4), and 240.24b-2

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2.2.6       Decision Making.  Each JPT will agree on proposals and recommendations to the JSC on all matters within the responsibility of such JPT by unanimous consent, with each Party having a single vote, irrespective of the number of JPT members in attendance at a meeting, or by a written resolution signed by the applicable JPT Leaders.  All proposals and recommendations of a JPT will be submitted for approval by the JSC.  If a JPT is unable to reach unanimous consent on a particular matter, such matter will be submitted to the JSC for resolution in accordance with Section 2.1.5.

2.3          Contract Managers.  Each of the Parties will appoint a single individual to monitor and facilitate the performance of this Agreement (each a “Contract Manager”).  Each Party may change its designated Contract Manager from time to time upon written notice to the other Party.  The Contract Managers will serve as the initial point of contact with respect to any contractual matters between the Parties relating to this Agreement, including any disputes.

3.	Product Research and Development

3.1          Research Plan.

3.1.1       Scope.  The Research Plan will be designed to produce BiTE Antibodies that fulfill the required Development Candidate Criteria for selection of at least one (1) such BiTE Antibody as a Development Candidate.  The Research Plan will include (i) a budget of  [***]  Collaboration Expenses to be incurred pursuant to the Research Plan specified in the activity list on a quarterly and overall basis, (ii) a summary of work packages listing the activities of each Party, and (iii) a project overview relating to timelines as a Gantt-chart.  The Research Plan will set specific objectives and timelines for carrying out the activities described therein. The Parties agree that the BiTE Antibodies to be developed under this Agreement may be based on Micromet’s new  [***]  and  [***]  Version  [***] , as well as BI’s  [***]  or  [***]  under this Agreement.

3.1.2       Initial Research Plan.  The initial Research Plan for the initial Product covering the period from the Effective Date through the  [***]  of the  [***]  is part of the Initial R&D Plan.  The Initial R&D Plan, and any amendments thereto, will be divided into pre-defined work packages.  The Initial R&D Plan as agreed by the Parties is based on the  [***]  for development of a Product with a  [***]  including  [***]  of such Product with a  [***]  in an  [***] ..  Prior to the Effective Date both Parties have  [***]  other  [***]  for  [***]  including a  [***]  to  [***]  and/or a Product  [***]  a  [***] .  In the Initial R&D Plan certain decision points are included at which the respective JPT shall decide on the above mentioned  [***]  and may eventually propose amendments of the then-current Research Plan or Development Plan to the JSC for approval.  During the performance of the Research Plan, the JRPT will periodically review and propose amendments to the Research Plan, for approval by the JSC, to reflect the progress achieved and the further development activities to be undertaken by the Parties in the research of potential Product candidates, but not less than once every year in conjunction with the required resources and program review cycle.  In addition, BI may request that Micromet perform additional research activities that BI believes are  [***]  in support of  [***]  for the Product, and Micromet will use reasonable efforts to perform such activities under the Research Plan subject to the availability of resources to perform such activities and the terms of Section 3.3.  The Parties agree that, as of the Effective Date, the Initial R&D Plan includes the  [***]  that the Parties anticipate will be necessary for the  [***]  of a  [***] ..  Nevertheless, each Party acknowledges and agrees that the research program described in the Initial R&D Plan is subject to various technical and scientific risks, and that neither Party guarantees that any  [***]  will result from the performance of such program.

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

***Text Omitted and Filed Separately
Confidential Treatment Requested
Under 17 C.F.R. §§ 200.80(b)(4), and 240.24b-2

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3.1.3       Allocation of Responsibilities; Performance.  Under the Research Plan, Micromet will be primarily responsible for conducting the generation and optimization of BiTE Antibodies binding to the Collaboration Target, as well as certain  [***]  activities and manufacture of certain  [***] .  Each Party will perform the work packages set forth in the Research Plan.  In each JRPT meeting the data and results generated since the previous meeting will be reviewed and discussed.  Based on the data and results, the JRPT will mutually agree whether the planned work packages of the Research Plan require amendment, to be proposed to the JSC.  If the JSC decides to cancel certain work packages set forth in the Research Plan to be conducted by Micromet less than  [***]  ( [***] )  [***]  before the planned start of the respective work packages, then to the extent Micromet is not able to  [***]  the applicable  [***] ,  [***]  Collaboration Expenses will be deemed to include the  [***]  associated with  [***]  (excluding however any  [***]  at Micromet only providing support for  [***] ) for a period of up to  [***]  ( [***] )  [***]  following such cancellation.

3.1.4       Lead Candidate Nomination.  Prior to or following completion of the relevant activities described in the Research Plan and the JRPT’s good faith determination that it has identified one or more suitable potential Lead Candidates, then the JRPT will promptly propose to the JSC BiTE Antibodies generated within the scope of the Research Plan for the JSC’s review and nomination of one or more Lead Candidates.  Within thirty (30) days after submission by the JRPT of the potential Lead Candidates, the JSC will formally decide on the nomination of one or more of such BiTE Antibodies as Lead Candidate(s) and will propose these Lead Candidates to  [***] . If the JSC does not approve any of the proposed Lead Candidates as Lead Candidates or  [***]  within thirty (30) days, the JSC or  [***]  will, within thirty (30) days, specify additional research activities for the generation or selection of more desirable BiTE Antibodies and the Parties will amend the Research Plan to reflect any such activities.  Thereafter, the Parties will use Commercially Reasonable Efforts to conduct such activities, subject to the terms of Section 3.3.3 below. Following such nomination, the Parties will perform the applicable activities set forth in the Research Plan with respect to such Lead Candidate(s).

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

***Text Omitted and Filed Separately
Confidential Treatment Requested
Under 17 C.F.R. §§ 200.80(b)(4), and 240.24b-2

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3.1.5       Development Candidate Selection.  Prior to or following completion of the relevant activities in the Research Plan and the JRPT’s determination that it has identified one or more suitable potential Development Candidates, the JRPT will promptly propose to the JSC one or more Lead Candidates for the JSC’s review and selection of at least one Development Candidate. Within thirty (30) days after submission by the JRPT of the potential Development Candidate(s), the JSC (subject to  [***]   [***]  under Section  [***] ) will formally recommend one or more of such potential Development Candidate(s) to  [***]  for start of pre-clinical development and further development as a Product.  [***]  shall decide upon the selection of the proposed Development Candidate in accordance with  [***] , however no later than sixty (60) days after the JSC recommendation.  If the JSC does not recommend a Development Candidate to  [***]  for start of pre-clinical development or if  [***]  does not approve such start of pre-clinical development within the applicable timeframes described above, then the JSC or  [***] , as applicable, will undertake one of the other decisions described in this Section 3.1.5.  If at least one of the proposed Development Candidates  [***] , then the JSC will be obligated to recommend, and  [***]  will be obligated to approve, a BiTE Antibody as the Development Candidate, such BiTE Antibody not necessarily to be the above mentioned Development Candidate  [***] .  If none of the proposed Development Candidates  [***] , then the JSC will, within thirty (30) days after the submission of such proposed Development Candidate(s) to the JSC, either (a) formally recommend one of such proposed Development Candidates as a Development Candidate anyway to  [***]  for start of pre-clinical development, or (b) not approve any of the proposed Development Candidates as the Development Candidate, in which case the JSC shall, within thirty (30) days after its meeting, specify additional research and development activities for the generation or selection of more desirable BiTE Antibodies and the Parties will amend the Research Plan to reflect any such activities (thereafter, the Parties will use Commercially Reasonable Efforts to conduct such activities, subject to the terms of Section 3.3.3 below).  If  [***]  does not approve any of the Development Candidates recommended by the JSC as the Development Candidate, then either (i)  [***]  will, within thirty (30) days after  [***] , specify additional research and development activities for the generation or selection of more desirable BiTE Antibodies and the Parties will amend the Research Plan to reflect any such activities (thereafter, the Parties will use Commercially Reasonable Efforts to conduct such activities, subject to the terms of Section 3.3.3 below), or (ii) if no such activities are specified by  [***]  within thirty (30) days after the respective decision, then  [***]  will have the right to terminate this Agreement pursuant to Section 12.4.

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

***Text Omitted and Filed Separately
Confidential Treatment Requested
Under 17 C.F.R. §§ 200.80(b)(4), and 240.24b-2

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3.2          Development Plan.

3.2.1       Scope.  The Development Plan will be designed to accomplish the filing of the first IND for a Product, and the filing of BLAs and the receipt of Marketing Approval for a Product in the Major Markets.  The Development Plan will include (i) a budget of  [***]  Collaboration Expenses to be incurred pursuant to the Development Plan specified in the activity list on a quarterly and overall basis (for so long as Micromet is conducting work packages under such Development Plan), (ii) a summary of work packages listing the activities of each Party, and (iii) a project overview specifying the planned timelines as a Gantt-chart. The Development Plan will set specific objectives and timelines for carrying out development activities sufficient in scope and quality to progress the development of a Product towards Marketing Approval within timelines and using standards customary in the biopharmaceutical industry for Products at a similar stage of development and with similar market potential.

3.2.2       Initial Development Plan.  The initial Development Plan for the initial Product covering the period from  [***]  of the  [***]  through the first  [***]  of an  [***]  is part of the Initial R&D Plan.  The Initial R&D Plan, and any amendments thereto, will be divided into work packages.  The JDPT will periodically review and propose amendments to the Development Plan, for approval by the JSC, to reflect the progress achieved and the further development activities to be undertaken by the Parties in the development of a Product, but not less than once every year.  Notwithstanding the foregoing, the Parties agree that, as of the Effective Date, the Initial R&D Plan includes the  [***]  that the Parties  [***]  will be necessary for the  [***]  and  [***]  of the  [***]  for an  [***]  for a  [***] . Nevertheless, each Party acknowledges and agrees that the development program described in the Initial R&D Plan and following amendments thereto is subject to various technical and scientific risks, and that neither Party guarantees that any  [***]  of an  [***]  for a  [***] , any filing of  [***]  or the  [***]  of  [***]  for a  [***]  will result from the performance of such program.

3.2.3       Allocation of Responsibilities.  Each Development Plan will reflect the following allocation of responsibilities:

(a)             [***] ;  [***] . Micromet will be primarily responsible for conducting  [***] testing in  [***]  for Products.  Micromet will be responsible for the development of  [***]  for use with each Product and the performance of  [***]  during  [***]  testing.  Upon transfer of these  [***]  to BI, BI will be responsible for conducting  [***]  during  [***]  in  [***]  and  [***] ..

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

***Text Omitted and Filed Separately
Confidential Treatment Requested
Under 17 C.F.R. §§ 200.80(b)(4), and 240.24b-2

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(b)             [***]  and  [***] .

(i)           BI or its designee will be responsible for  [***]  and  [***] , further  [***]  and the  [***]  of any  [***]  used in the  [***]  for  [***]  or  [***]  use, and the  [***]  and  [***]  of the  [***]  for  [***] ,  [***] , and  [***]  throughout the world.  In addition, BI may conduct certain  [***]  as deemed necessary by BI.

(ii)           BI will be responsible for contracting with any Third Party Service Provider, if used, for the  [***]  of  [***]  for use under this Agreement (including any  [***]  activities).  If BI proposes to use any such Service Provider, BI will inform Micromet through the JDPT and JSC regarding the selection and qualification of the  [***] .

(iii)           If BI will  [***]  and  [***]  to Micromet for the performance of  [***] , if any, the Parties will  [***]  a  [***]  describing the  [***]  of each Party relating to  [***]  and  [***]  of the  [***] , which agreement hereby is incorporated in and made part of this Agreement by reference.

(c)             [***] .  After completion of the activities set forth in the Development Plan that are reasonably required for the initiation of  [***]  of the  [***] ,  [***]  will use Commercially Reasonable Efforts to initiate such studies according to the Development Plan.

(d)            Clinical Development.   [***]  will draft, in collaboration with  [***] , the clinical protocols for trials using the Product, for review by the JDPT and approval by the JSC.  The Parties will collaborate with respect to any  [***]  and associated  [***] .  BI will be responsible for the Regulatory Filing of INDs for Products and the performance of all clinical trials of Products.  BI will provide the JDPT with summaries of clinical trial data, updates regarding the monitoring of the trials, and reports regarding the review and assessment of safety and efficacy data.  Micromet may, at their cost and discretion, attend the meetings with the data review committee and the drug safety monitoring board for the various clinical trials.

(e)            IND Filing.  After completion of the activities set forth in the  [***] , the JDPT will propose the Regulatory Filing of INDs for Products to the JSC for review and confirmation (subject, in any case, to each Party’s internal processes regarding the approval of such Regulatory Filings).  The JSC (subject to  [***]  right under Section  [***] ) will recommend to  [***]  an IND for a Product to be filed in a Major Market.   [***]  shall decide upon the IND filing in accordance with  [***] , however no later than sixty (60) days after the JSC confirmation.  If the JSC does not recommend such a Regulatory Filing for an IND to  [***] , then within thirty (30) days of such determination, the JSC shall specify additional pre-clinical activities for the generation of such regulatory package, in which case the Parties will amend the Development Plan to reflect any such activities. If  [***]  does not approve the Regulatory Filing recommended by the JSC, then either (i)  [***]  will, within sixty (60) days, specify additional pre-clinical activities for the generation of such regulatory package, in which case the Parties will amend the Development Plan to reflect any such activities, or (ii)  [***]  will have the right to terminate this Agreement pursuant to Section 12.4.

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

***Text Omitted and Filed Separately
Confidential Treatment Requested
Under 17 C.F.R. §§ 200.80(b)(4), and 240.24b-2

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3.3          Research and Development Expenses.

3.3.1       Prior to  [***] ..   [***]  will  [***]  and  [***]  incurred in the performance of the work packages outlined in the then-current Research Plan and then-current Development Plan up to and including the  [***]  of the  [***]  for a  [***] , subject to Section 3.3.3 below.

3.3.2       Following  [***] ..  After the  [***]  of the  [***]  for a  [***] ,  [***]  will bear all costs incurred by  [***]  in the performance of work packages under the Development Plan.  The  [***]  for any  [***]  incurred by  [***]  pursuant to the Development Plan is described in Section 8.2.

3.3.3       Reimbursement of  [***] . Notwithstanding anything to the contrary in this Agreement, if the total  [***]  incurred by Micromet hereunder  [***]  equivalent to the  [***]  of (i)  [***]  for  [***]  and (ii)  [***]  of  [***]  (€ [***] ) (such amount, the “ [***] ”), then the amount of  [***]  will be  [***]  in accordance with the terms of Section 8.2.

3.4          Diligence.

3.4.1       By Micromet.  Micromet will use Commercially Reasonable Efforts to generate BiTE Antibodies binding to the Collaboration Target and to perform the activities assigned to it in the Research Plan and Development Plan.  All efforts of Micromet’s Affiliates and Micromet’s Service Providers will be considered efforts of Micromet for the purpose of determining Micromet’s compliance with its obligations under this Section 3.4.1.

3.4.2       By BI.  BI will use Commercially Reasonable Efforts to develop at least one (1) Development Candidate selected pursuant to this Agreement (including, without limitation, by funding the development program for such Development Candidate) as a Product, to perform the activities assigned to it in the Research Plan and Development Plan, and to obtain Marketing Approval for at least one (1) Product in at least one indication in each Major Market.  All efforts of BI’s Affiliates and sublicensees, and their respective Service Providers, will be considered efforts of BI for the purpose of determining BI’s compliance with its obligations under this Section 3.4.2.

3.5          Reports.  The JPTs will provide regular reports to the JSC detailing the Parties’ research and development activities under the Research Plan or Development Plan, as applicable, and the results of such activities.

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

***Text Omitted and Filed Separately
Confidential Treatment Requested
Under 17 C.F.R. §§ 200.80(b)(4), and 240.24b-2

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3.6           Use of Service Providers.  Each Party may perform any of its obligations under the Research Plan or Development Plan through Third Party service providers such as contract research organizations, consultants or other independent contractors (each a “Service Provider”).  The Party engaging a Service Provider will be responsible for conducting such qualification audits as may be required under GxP regulations prior to the engagement of such Service Provider.  Each Party will inform the other Party of the identity of, and the nature of services provided by the Service Providers used by such Party.  The Party using a Service Provider will remain responsible to the other Party for the work performed by the Service Provider.  Each Party will ensure that such Service Providers are bound in writing by obligations of confidentiality and non-use regarding Confidential Information that are substantially the same as or more stringent than those undertaken by the Parties pursuant to Section 10 hereof, the provisions on intellectual property ownership hereunder and that the agreement with such Service Providers contains customary terms providing for the assignment to such Party of all intellectual property developed in the course of performing the services for such Party.

4.	Commercialization

4.1          Commercialization in the Territory.  Subject to Micromet’s U.S. co-promotion rights described below, BI will be responsible at its costs for all aspects of the Commercialization of Products in the Field in the Territory, including (a) marketing and promotion; (b) booking sales and distribution and performance of related services; (c) handling all aspects of order processing, invoicing and collection, inventory and receivables; (d) providing customer support, including handling medical queries, and performing other related functions; and (e) ensuring that its practices and procedures comply with Applicable Laws relating to the Commercialization of the Product in the Field and the Territory.

4.1.1       Co-Promotion in U.S.  BI and Micromet will have the rights and responsibilities for co-promoting the Products in the U.S. in the Field in accordance with this Agreement and the U.S. Commercialization Plan, as provided in this Section 4; provided, however, that, during the Co-Promotion Term, the terms of the Co-Promotion Agreement will apply to the Parties’ co-promotion of the Product in the U.S.   [***]  will be responsible for supporting the sales functions of  [***]  (including, without limitation, by providing Product samples, if any, promotional materials, sales force training, and the like).   [***]  will bear  [***]  costs related to the Commercialization of Products in the U.S., except that  [***]  will bear  [***]  incurred in connection with its activities according to the U.S. Commercialization Plan, including its  [***]  of  [***]  in the U.S. under the Co-Promotion Agreement.

4.1.2       Ex-U.S. Commercialization.  BI will be solely responsible for and bear all costs and expenses associated with the Commercialization of Products outside the U.S.

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

***Text Omitted and Filed Separately
Confidential Treatment Requested
Under 17 C.F.R. §§ 200.80(b)(4), and 240.24b-2

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4.2          Commercialization Plans.

4.2.1       For the U.S.  BI will provide Micromet with an initial overview of estimated Commercialization activities in the U.S., containing such information as reasonably necessary for Micromet to evaluate whether to opt out of its co-promotion right pursuant to Section 4.5.2 (including, by way of example, information regarding the target markets, anticipated detailing efforts and allocations, etc.), at least  [***]  ( [***] )  [***]  prior to the then-current date of expected Marketing Approval for a Product in the U.S.  After Micromet has indicated to BI that it does not want to opt-out of the co-promotion in U.S. according to Section 4.5.2, the Parties will enter into good faith negotiations on the Co-Promotion Agreement drafted by BI according to Section 4.5.1.  After execution of the Co-Promotion Agreement BI will provide a more detailed U.S. Commercialization Plan, which will be further discussed by the JCPT and approved by the JSC sufficiently prior to the U.S. Approval Date.  Such detailed U.S. Commercialization Plan will contain such information as the JSC believes necessary for the successful commercial launch of such Product in the U.S. in the Field in each of the applicable indications and will generally conform to the level of detail utilized by the Parties in preparation of their own product commercialization plans.  The U.S. Commercialization Plan will be deemed Confidential Information of both Parties, and each Party will use such U.S. Commercialization Plan only to the extent necessary to carry out its Commercialization activities for the Product.  From time to time as reasonably necessary, the JSC will update the U.S. Commercialization Plan (it being understood that BI will be primarily responsible for generating such draft updates for review and approval by the JSC).

4.2.2       For the ROW Territory. With respect to the countries in the ROW Territory where BI, directly or indirectly, Commercializes the Product, BI will provide to the JSC for review, but not approval, a summary plan that describes the launch and subsequent Commercialization activities for the Product (the “ROW Commercialization Plan”), and any significant amendments or updates thereto.

4.2.3       Manufacturing.   [***]  or its designee will be responsible for the manufacturing of any Product for commercial use, and the manufacturing and fill & finish of the Product for commercial supply throughout the world.  If  [***]  is co [***] . and  [***]  are used, then (a) the Parties will cooperate through the JCPT to manage the supply of  [***]  and related distribution issues with respect to the U.S., and (b) the Parties will  [***]  describing the  [***]  of each Party relating to  [***]  and  [***]  of the  [***] , which agreement hereby is incorporated in and made part of this Agreement by reference.

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

***Text Omitted and Filed Separately
Confidential Treatment Requested
Under 17 C.F.R. §§ 200.80(b)(4), and 240.24b-2

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4.3           Diligence in Commercialization.  BI will use Commercially Reasonable Efforts to Commercialize at least one (1) Product in each Major Market and in the following countries:   [***] and  [***]  (it being understood that, during the Co-Promotion Term, promotion in the U.S. will be conducted jointly with Micromet, as described in Section 4.1.1).  All efforts of BI’s Affiliates and sublicensees, and their respective Service Providers, will be considered efforts of BI for the purpose of determining BI’s compliance with its obligations under this Section 4.3.

4.4          Branding, Trademarks, Trade Dress, and Logos.

4.4.1       Product Marks.  BI will solely own, and will be solely responsible for selecting, the trademark used to identify any Product that will be Commercialized in the Territory pursuant to this Agreement.  BI will oversee the filing, prosecution and maintenance of all trademark registrations for a Product in the Territory, and BI will be responsible for the payment of any and all costs relating to such filing, prosecution, and maintenance.  Except as described in Section 4.4.2, BI will have sole responsibility for, and will be the sole owner of, all trade dress, logos, slogans, and designs used on and in connection with any Product that will be Commercialized in the Territory pursuant to this Agreement.

4.4.2       Micromet Marks.  To the extent allowable by Applicable Law, (i) Product packaging, promotional materials and Product labeling for use in the U.S. and (ii) certain promotional materials for the Product for use in the ROW Territory will carry, in an appropriate location, the Micromet Marks, subject to BI’s reasonable approval of the size, position and location thereof.  BI acknowledges Micromet's exclusive ownership of the Micromet Marks and agrees not to take any action inconsistent with such ownership.  BI will not use any Micromet Marks in a way that would adversely affect its value or use any trademark confusingly similar to any Micromet Marks in connection with any products (including the Product).  For the avoidance of doubt, the use of the pre-fix “BI” and of the term “micro”, either alone or as a word fragment, shall not be deemed to be confusingly similar to any Micromet Marks. BI will comply with reasonable trademark usage guidelines provided by Micromet from time to time to maintain the goodwill and value of the Micromet Marks, it being understood that BI will retain the final say regarding the size and placement of such marks on Product packaging, promotional materials and labeling.

4.5          Co-Promotion in the U.S.

4.5.1       Co-Promotion Agreement.  Micromet will have a right to co-promote the Product in the U.S. jointly with BI pursuant to a co-promotion agreement describing the co-promotion activities of the Parties for the Product (the “Co-Promotion Agreement”) subject to and in accordance with the terms outlined in Exhibit G. The Parties will negotiate the Co-Promotion Agreement including an initial summary of the U.S. Commercialization Plan to be executed at least  [***]  ( [***] )  [***]  prior to the  [***] , with the procedures described in Exhibit K applying to any failure by the Parties to agree on the terms of such separate agreement within  [***]  ( [***] )  [***]  following the start of such negotiations.  The “Co-Promotion Term” will be set forth in the Co-Promotion Agreement and will commence upon execution of the Co-Promotion Agreement and will continue as long as the Co-Promotion Agreement remains effective, but in no event longer than the Sales Participation Term.

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

***Text Omitted and Filed Separately
Confidential Treatment Requested
Under 17 C.F.R. §§ 200.80(b)(4), and 240.24b-2

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4.5.2       Opt-Out.  At the latest  [***] ( [***] )  [***]  prior to the then-current date of  [***]  for a Product in the U.S. in accordance with the then-current Development Plan, Micromet may opt-out of the co-promotion of Products in the U.S. upon written notice to BI.  Upon the exercise of such opt-out right or Micromet’s termination of the Co-Promotion Agreement as described on Exhibit G, (i) the Parties will have no obligation to enter into a Co-Promotion Agreement, (ii) the applicable Sales Participation Payment  [***]  set forth in Section  [***] , (iii) BI will be solely responsible for and bear all costs and expenses associated with the Commercialization of Products throughout the Territory during the Term in accordance with a single Commercialization Plan as communicated to the JSC, and (iv) the JCPT, if formed, will be disbanded.  For clarity, Micromet will not have the right to opt back in to co-promotion following the exercise of the opt-out right.

4.5.3       [***]  Option upon a  [***] .  In the event that  [***]  undergoes a  [***] ,  [***]  may elect to  [***]  right to  [***]  Products  [***] n the  [***]  upon written notice to  [***] ..   [***]  right under this Section 4.5.3 will terminate  [***]  ( [***] )  [***]  after  [***]  receives written notice by  [***]  of the  [***]  of such  [***] .  Following the exercise of such right and on the effective date of such  [***] , (i) the Parties will either  [***]   [***] , if one has been  [***] , or will otherwise have  [***]  to enter into a  [***] , (ii) the  [***]  set forth in Section  [***]   [***] , (iii)  [***]  will be solely responsible for and bear all costs and expenses associated with the  [***]  of  [***]  during the Term in accordance with a single  [***]  approved by the  [***] , and (iv) the  [***]  will be  [***] .  The  [***]  will include a similar provision allowing  [***]  to exercise its  [***]  of the  [***]  following a  [***]  of  [***]  within the  [***]  ( [***] )  [***] -period described above with the effective date of such  [***]  not later than  [***]  ( [***] )  [***]  following  [***]  election and as indicated in the  [***]  notice.

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

***Text Omitted and Filed Separately
Confidential Treatment Requested
Under 17 C.F.R. §§ 200.80(b)(4), and 240.24b-2

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5.	Regulatory Matters

5.1           Regulatory Filings.  Unless the JSC determines otherwise, BI will be responsible at its expense for the preparation, filing, prosecution and maintenance of any Regulatory Filings for clinical trials of Products and will be the sponsor of such trials.  BI will cooperate and collaborate with Micromet through the JDPT and the JSC in conducting its activities under this Section 5, including, where practicable, and upon request by Micromet, by providing advance drafts of proposed Regulatory Filings to the JDPT members with sufficient lead time for review and discussion in the JDPT (but excluding any such filings, or portions thereof, relating to Chemistry, Manufacturing and Controls (CMC)); provided, that BI may submit any Regulatory Filing without awaiting Micromet’s review comments.  Micromet will assist BI, as may be reasonably necessary, in the preparation of Regulatory Filings, including providing necessary documents or other materials required by Applicable Law.  BI, as the sponsor of the clinical trials of the Product performed pursuant to this Agreement, will be responsible for and control, as required by Applicable Law, the performance of such clinical trial, including but not limited to any decisions relating to the safety of any subjects participating in such clinical trial.

5.2           Communications and Meetings with Regulatory Authorities.  BI will be solely responsible for any communications with the Regulatory Authorities occurring or required in connection with obtaining or maintaining any Regulatory Filings or Marketing Approvals for a Product.  Until the First Commercial Sale in a particular Major Market, BI will promptly provide Micromet with copies of key written or electronic correspondence received from Regulatory Authorities in such Major Market relating to a Product, and will provide Micromet with a reasonable opportunity to provide comments on any responses to such Regulatory Authorities.  In addition, BI will promptly notify Micromet in writing and in advance of any meeting with any Regulatory Authority in the U.S. or the EU relating to a Product, and Micromet may, at its own expense, or BI may request, at BI’s expense, to have two employees or consultants (including one representative from Micromet’s clinical team and one from its regulatory team) participate in such meeting as an observer.  Upon request by Micromet and where practicable, BI shall provide advance drafts of any presentations or other materials to be used by BI in a meeting with Regulatory Authorities in the Major Markets regarding Products to the JDPT members with sufficient lead time for review and discussion in the JDPT; provided, that BI may use any presentations or other materials without awaiting Micromet’s review.

5.3           Clinical Safety and Pharmacovigilance Matters.  BI will be responsible for handling, recording and reporting of adverse events arising in the development of the Product, and will follow its established standard operating procedures for implementing the requirements under Applicable Law.  BI will establish and maintain the clinical safety database for Products, and will provide Micromet, upon request, with regular reports listing adverse events in such database related to the Product pursuant to a separate “Pharmacovigilance Agreement” to be agreed by the Parties describing the details, contact persons and processes for such reports.  Based on Micromet’s experiences in the development of other BiTE Antibodies, Micromet will keep BI regularly informed via the JDPT on any safety events known to Micromet that may reasonably be expected with the Products, taking into account the T cell engaging mode of action, the biology of the Collaboration Target, the specific disease and other relevant factors.

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

***Text Omitted and Filed Separately
Confidential Treatment Requested
Under 17 C.F.R. §§ 200.80(b)(4), and 240.24b-2

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5.4          Audits and Inspections.

5.4.1       Each Party will perform such internal audits and external audits of its Service Providers as required by Applicable Laws.  BI will have the right, at its own cost, to conduct such audits of Micromet’s facilities, records, and Service Providers as is required under Applicable Laws or  [***]  (which shall be reasonable and consistent with industry practices and with respect to which  [***]  will duly inform  [***]  prior to any such audit during  [***]  research and development of Products hereunder), taking into account the then-current development stage of the Product, to assure BI’s compliance with GxP regulations in the development of a Product; provided, however, that such audits of Micromet or its Service Providers will be conducted not less than  [***]  ( [***] )  [***]  advance notice during regular business hours, and may not be conducted more than once in any  [***]  period.  Micromet and or its Service Providers will correct the findings of any such audit in accordance with standard industry practice.  The Parties agree and acknowledge that as of the Effective Date  [***]  is not  [***]  to perform any activities that would  [***]  the  [***]  described above.

5.4.2       Each Party will inform the other Party without delay of any inspections its facilities or records relating to the development or manufacture of a Product that are planned to be performed by any Regulatory Authorities.  The Party to be inspected will take all reasonable measures in accordance with standard industry practice to prepare for such inspections.

5.5           Recalls and Voluntary Withdrawals.  If either Party becomes aware of information relating to any Product that indicates that a unit or batch of Product may not conform to the specifications thereof, or that potential adulteration, misbranding, and/or other issues have arisen that relate to the safety or efficacy of such released Products, it will promptly notify the other Party thereof in writing.  BI will have the right,  [***]  to control any Product recall, field correction, or withdrawal of any Product in the Territory; provided, however, that BI will promptly notify Micromet of any recall action  [***]  being considered, and where practicable, reasonable consider and incorporate the views of Micromet prior to taking any such recall action.

5.6           Records.  All activities performed by or on behalf of a Party under the Research Plan or Development Plan will be completely and accurately recorded, in sufficient detail and in good scientific manner.  Each Party will maintain, or cause to be maintained, for at least  [***]  ( [***] ) years after the termination of this Agreement, or for such longer period as may be required by Applicable Law, complete and accurate records of its respective development activities with respect to a Product, including the drug master file, Product recalls, and other records made in connection with or filed with any Regulatory Authority. As part of keeping the records, each Party shall ensure that all of its personnel and all of its agents that are involved in the research and/or development will keep accurate laboratory notebooks, which laboratory notebooks: (i) shall be duly signed, dated and witnessed; and (ii) shall be created and maintained in accordance with its standard operating procedures that would be sufficient to allow for said laboratory notebooks to be used in any proceedings before the United States Patent and Trademark Office or U.S. courts, in order to establish the date of invention for any inventions in accordance with United States patent laws.

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

***Text Omitted and Filed Separately
Confidential Treatment Requested
Under 17 C.F.R. §§ 200.80(b)(4), and 240.24b-2

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6.	Intellectual Property Matters

6.1          Inventorship.  Inventorship with respect to any invention or discovery that is or may be patentable made pursuant to activities conducted pursuant to this Agreement will be determined in accordance with United States rules of inventorship, it being understood that the Parties may be subject to local laws relating to the compensation of inventors.

6.2          Ownership.

6.2.1       Default Rules. Micromet will own all right, title and interest in and to any  [***]  Technology,  [***]  Technology,  [***]  Technology, and Micromet’s rights and interest in  [***]  Technology.  BI will own all right, title and interest in and to any  [***]  Technology,  [***]  Technology,  [***]  Technology and BI’s rights and interest in  [***]  Technology.  Micromet and BI will each  [***]  an  [***]  in any  [***]  Technology, without obligation to account to the other for the exploitation thereof or to seek consent of the other for the grant of any licenses under or the enforcement of  [***]  Technology except as expressly limited by the terms of this Agreement.  Each Party will take all necessary and proper acts, and will cause its and its Affiliates’ employees, agents and Service Providers to take such necessary and proper acts, to effect the ownership provisions provided in this Section 6.2.

6.2.2       Following  [***] .  After  [***]  of the  [***]  for a  [***]  in a  [***]  will, upon  [***]  written request,  [***]  (or its designated Affiliate or sublicensee) all of  [***]  rights and interest in any Patents within the  [***]  Technology to the extent  [***]  the  [***]  or the  [***]  of such  [***]  (such assigned Patents, collectively, the “ [***]  Technology”).   [***]  will reimburse  [***]  for all reasonable and documented expenses incurred by  [***]  in connection with  [***] ..  The Parties will cooperate regarding the method, timing and implementation of such  [***] .

6.3          Filing, Prosecution and Maintenance of Patents.

6.3.1       [***]  Technology;  [***]  Technology.  Subject to the terms of this Section 6, Micromet will file, prosecute, defend and maintain (including the filing of any extension or supplementary protection certificate) at its costs any Patents claiming inventions or discoveries that are part of the  [***]  Technology and  [***]  Technology in its discretion and in accordance with its business practices.  Micromet will provide BI with an update of the filing, prosecution and maintenance status for each of the Patents within the  [***]  Technology on a  [***]  basis, and will use Commercially Reasonable Efforts to consult with and cooperate with BI with respect to such filing, prosecution and maintenance, including providing BI with drafts of proposed material filings (to the extent of any claims that cover the composition or use of the Product) to allow BI a reasonable opportunity for review and comment before such filings are due.  Micromet will give reasonable consideration to any suggestions or recommendations of BI concerning the preparation, filing, prosecution, defense and maintenance of the Patents within the  [***]  Technology, to the extent of any claims that cover the composition or use of the Product.  Micromet will file and maintain the Patents within the  [***]  Technology, at  [***]  and  [***] , in the  [***]  specified in [***] .  Micromet will file and maintain the Patents within the  [***]  Technology in such  [***]  as BI may request in writing, at  [***]  and  [***] .  If Micromet decides to finally abandon the prosecution of any Patent within the  [***]  Technology that  [***]  to the  [***]  or a  [***] , then it will inform BI thereof in writing with sufficient advance notice to reasonably enable BI to  [***]  the  [***]  or  [***]  of such Patent(s),  [***] .  If BI  [***]  to  [***]  the  [***]  or  [***]  of such Patent(s),  [***]  will  [***]  such Patent(s)  [***] .

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

***Text Omitted and Filed Separately
Confidential Treatment Requested
Under 17 C.F.R. §§ 200.80(b)(4), and 240.24b-2

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6.3.2       [***]  Technology;  [***]  Technology;  [***]  Technology.  BI will have the right to file, prosecute, defend and maintain (including the filing of any extension or supplementary protection certificate) at its costs any Patents claiming inventions or discoveries that are part of the  [***]  Technology,  [***]  Technology or, after their  [***]  to  [***] , the  [***]  Technology; provided, that any such activities with respect to the  [***]  Technology will be performed by an  [***]  reasonably acceptable to  [***]  and  [***] .  BI will reasonably inform Micromet and consult with Micromet regarding the filing, prosecution, defense and maintenance of such Patents (including in any case, an update at least one per calendar quarter) and will give reasonable consideration to any suggestions or recommendations of Micromet concerning the preparation, filing, prosecution, defense and maintenance of such Patents to the extent generally applicable to  [***] ; provided, that BI will be obligated to implement any such comments from Micromet that, in Micromet’s reasonable determination, are necessary to avoid a detrimental effect on the prosecution, issuance and validity of Patents that are part of  [***]  Technology or  [***]  Licensed Technology. If BI decides to finally abandon the prosecution of Patent within the  [***]  Technology or  [***]  Technology that  [***]  to  [***] , then it will inform Micromet thereof in writing with sufficient advance notice to reasonably enable Micromet to  [***]  the  [***]  or  [***]  of such Patent(s),  [***] .  If Micromet  [***]  to  [***]  the  [***]  or  [***]  of such Patent(s),  [***]  will  [***]  such Patent(s) to  [***] .

6.3.3       [***]  Technology.  With respect to inventions or discoveries within the  [***]  Technology, the Parties will discuss and decide on a case-by-case basis which Party will file, prosecute, defend and maintain Patents claiming such inventions or discoveries.  Subject to such discussion and decision, Micromet will bear such responsibility with respect to Patents within  [***]  Technology primarily related to  [***] , and BI will bear such responsibility with respect to Patents within  [***]  Technology primarily related to a  [***] .  Any such filing, prosecution and maintenance (including the filing of any extension or supplementary protection certificate), will be made in both Parties’ name.  The Parties will  [***]  the  [***]  of  [***]  associated with the filing, prosecuting and maintaining the Patents within the  [***]  Technology in the  [***]  set forth on [***] ; with respect to any other  [***] ,  [***]  will  [***]  such  [***] ..  The filing Party will reasonably inform the other Party and consult with the other Party with respect to such activities (including the  [***]  of  [***]  and contemplated  [***] ) and, to the extent possible, will undertake the filing, prosecution and defense of any Patents within  [***]  Technology in a way that will not be detrimental to the prosecution, issuance and validity of Patents that are part of  [***]  Technology or  [***]   [***]  Technology, or the development or Commercialization of a Product.

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

***Text Omitted and Filed Separately
Confidential Treatment Requested
Under 17 C.F.R. §§ 200.80(b)(4), and 240.24b-2

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6.3.4       [***]  Technology. Subject to the terms of this Section 6, BI will file, prosecute, defend and maintain (including the filing of any extension or supplementary protection certificate) at its costs any Patents claiming inventions or discoveries that are part of the  [***]  Technology and that  [***]  or  [***]  the  [***]  or any  [***]  in its discretion and in accordance with its business practices.  Notwithstanding the foregoing, with respect to the  [***]  described on [***] , BI will: (i) provide Micromet with a copy of such  [***]  promptly after the Effective Date, (ii) reasonably inform and consult with Micromet regarding the prosecution of such  [***] , and (iii) undertake the prosecution and defense of  [***]  in a way that will not be detrimental to the prosecution, issuance and validity of any Patents that are part of  [***]  Technology,  [***]  Technology,  [***]  Technology,  [***]  Technology,  [***]  Technology.

6.3.5       Cooperation.  Each Party will provide the other Party with summaries (or copies as reasonably requested) of patent applications, office actions (including restriction requirements) and substantive correspondence with the applicable patent office for such Patents and made during the preceding Calendar Quarter.  Each Party will cooperate with the other Party, execute all lawful papers and instruments and make all rightful oaths and declarations as may be necessary in the preparation, prosecution and maintenance of all patents and other filings referred to in this Section 6.3.

6.4          Enforcement of Patents.

6.4.1       Notice.  If either Party learns that a Third Party is infringing or allegedly infringing any Patent licensed by either Party under this Agreement and such infringement relates to the development, manufacture, use or sale of a Product it will promptly notify the other Party thereof including available evidence of infringement.  The Parties will cooperate and use reasonable efforts to stop such alleged infringement without litigation.

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

***Text Omitted and Filed Separately
Confidential Treatment Requested
Under 17 C.F.R. §§ 200.80(b)(4), and 240.24b-2

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6.4.2       Enforcement Actions.

(a)            The Party owning the infringed or allegedly infringed Patent will have the first right (but not the obligation) to take the appropriate steps to remove the infringement or alleged infringement thereof by a Third Party, including, by initiation, prosecution and control at its own expense of any suit, proceeding or other legal action by counsel of its own choice.  BI will reasonably inform Micromet and consult with Micromet regarding the enforcement of  [***]  Technology and will give reasonable consideration to any suggestions or recommendations of Micromet concerning the enforcement of such Patents to the extent  [***]  to  [***] ; provided, that BI will be obligated to implement any such suggestions or recommendations from Micromet that, in Micromet’s reasonable determination, are necessary to avoid a detrimental effect on the prosecution, scope, enforceability or validity of Patents that are part of  [***]  Technology,  [***]  Technology,  [***]  Technology,  [***]  Technology, or  [***]  Technology.

(b)            If an action brought by a Party pursuant to this Section 6.4.2 relates to the manufacture, use or sale of a Product, then the Party that is not the plaintiff in such action will have the right, at its own expense, to be represented in any such action by counsel of its own choice.  In addition, such Party agrees to be joined as party plaintiff if necessary to prosecute the action or proceeding and to give the other Party reasonable assistance and authority to file and prosecute the suit; provided, however, that neither Party will be required to transfer any right, title or interest in or to any property to the other Party or any other party to confer standing on a Party hereunder, other than expressly provided in this Agreement.

(c)            If the alleged infringement of a Patent is based on the fact that a Third Party is selling a product that is  [***]  to the  [***] , and if a Party fails to bring an action or proceeding to remove the infringement pursuant to subsections (a) and (b) above within  [***]  ( [***] )  [***]  (or such longer period as reasonably required by a Party if no material harm is reasonably expected to result from such additional  time period) of a written request for such action by the other Party, then such other Party will have the right (but not the obligation) to bring any such action or proceeding by counsel of its own choice; provided, however, that the Party owning such Patent will have the right to approve in writing any settlement of any claim, suit or action involving its Patents

(d)            If the alleged infringement of a Patent is based on the fact that a Third Party is selling a product that is  [***]  to the  [***] , any settlements, damages or other monetary awards (the “Recovery”) recovered by a Party in an action pursuant to this Section 6.4.2 will be allocated first to the direct external costs and expenses of the Party bringing suit, and second to the direct external costs and expenses (if any) of the other Party, with any remaining amounts (if any) to be allocated as follows:

(i)           If BI pursued such action, the Recovery will be deemed to be Net Sales and BI will pay Micromet as provided in Section 8.4 (without taking into account any reduction under Section 8.4.2 or 8.4.5).

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

***Text Omitted and Filed Separately
Confidential Treatment Requested
Under 17 C.F.R. §§ 200.80(b)(4), and 240.24b-2

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(ii)           If Micromet pursued such action, the Recovery will be retained by Micromet to the extent that the Recovery is based on the damages incurred by Micromet, and deemed Net Sales to the extent based on the damages incurred by BI (without taking into account any reduction under Section 8.4.2 or 8.4.5), and Micromet will pay the portion of such Recovery based on the damages incurred by BI to BI after deducting amounts due to Micromet thereon pursuant to Section 8.4 (without taking into account any reduction under Section 8.4.2 or 8.4.5).

In all other cases regarding the enforcement of any Patent under this Section 6.4, any Recovery will be retained by the Party maintaining the action and if maintained jointly, in proportion to the costs and expenses incurred by the Parties in maintaining such action, in each case after deducting each Party’s legal expenses and costs incurred in such action.

6.5          Consequences of Patent Challenge.

6.5.1       Each Party will have the right to terminate this Agreement by written notice effective upon receipt if the other Party or any of its Affiliates directly, or indirectly through assistance granted to a Third Party, commence any interference or opposition proceeding, challenge the validity or enforceability of, or oppose any extension of or the grant of a supplementary protection certificate with respect to, in case of Micromet any Patent within the  [***]  Technology or in case of BI any Patent within the  [***]  Technology,  [***]  Technology,  [***]  Technology,  [***]  Technology or  [***]  Technology (each such action a “Patent Challenge”).

6.5.2       BI will include provisions in all agreements granting sublicenses of BI’s rights hereunder providing that if the sublicensee or any of its affiliates undertake a Patent Challenge with respect to any Patent within the Licensed Technology under which the sublicensee is sublicensed, BI will be permitted to terminate such sublicense agreement.  If a sublicensee of BI (or an affiliate of such sublicensee) undertakes a Patent Challenge of any such Patent under which such sublicensee is sublicensed, then BI upon receipt of notice from Micromet of such Patent Challenge, will terminate the applicable sublicense agreement.

7.	License Grants

7.1           License Grants by Micromet.  Subject to the terms and conditions set forth in this Agreement, Micromet grants to BI an exclusive, royalty-bearing license or sublicense, under the Licensed Technology, to research, develop, make, have made, use, offer for sale, sell, import, export and otherwise Commercialize Products in the Field in the Territory.

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

***Text Omitted and Filed Separately
Confidential Treatment Requested
Under 17 C.F.R. §§ 200.80(b)(4), and 240.24b-2

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7.2         [***] .  BI acknowledges and agrees that it has received a copy of each  [***] , and that the sublicense granted in Section 7.1 under any  [***]  Technology is subject to the terms and conditions of the applicable  [***]  (including, by way of example, the  [***]  of the  [***]  to  [***]  thereunder).  BI covenants not to take or fail to take any action that violates the terms of such  [***]  applicable to  [***] , or that would cause Micromet to be in breach of any of the terms of the  [***] ; provided, that the Parties acknowledge that Micromet is obligated to  [***]  due pursuant to such  [***]  in accordance with Section 8.5.1 or 8.5.2, as applicable.

7.3          Access to  [***]  Technology.

7.3.1       Promptly after Micromet’s generation, but at least  [***]  per  [***] , Micromet will provide BI with a summary, in reasonable detail, of new  [***]  Technology that has been generated by Micromet’s own employees, agents or Service Providers since the last such report.

7.3.2       Promptly after Micromet’s acquisition or license, but at least  [***]  per  [***] , Micromet will provide BI with a summary of new  [***] t Technology that has been acquired or in-licensed by Micromet (other than  [***]  Technology that is  [***]  included in the definition of Licensed Technology as a result of its  [***]  by  [***]  own  [***]  or  [***] ) since the last such report.  Such report will describe the new  [***]  Technology that has been acquired or in-licensed by Micromet in such detail as reasonably required for BI to determine its interest in seeking a license thereunder pursuant to this Section 7.3.2 and will describe any payments that would become due by Micromet on account of the grant of a license or sublicense to BI under the terms of this Agreement and to the extent arising from the development, manufacture, or Commercialization of Products.  In addition, Micromet will provide BI with notice of any such  [***]  Technology that Micromet intends to use or incorporate in its research and development activities hereunder and will  [***]  such use or incorporation  [***]  BI’s  [***] .

7.3.3       If BI desires to obtain a license under the Patents or Know-How described in Section 7.3.2 in connection with its development, manufacture or Commercialization of Products hereunder, then BI will provide Micromet with prompt written notice.  Following Micromet’s receipt of such notice, this Agreement will be amended without the need for further action by the Parties as follows: (a) the selected  [***]  Technology will be included in the Licensed Technology, (b) BI will be  [***]  for all  [***]  to a Third Party to the extent arising  [***]  from the grant of a license or sublicense as to BI under this Agreement and the development, manufacture, or Commercialization of Products hereunder, however excluding any  [***]  or  [***]  to such  [***]  (unless such  [***]  are  [***]  to the  [***]  for the specific Product), and (c) any license granted to BI will be subject to the terms and conditions of any Third Party license agreement under which such  [***]  Technology is  [***] to or  [***] by  [***] .

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

***Text Omitted and Filed Separately
Confidential Treatment Requested
Under 17 C.F.R. §§ 200.80(b)(4), and 240.24b-2

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7.4          Access to  [***]  Technology.

7.4.1       Promptly after Micromet becomes aware of any  [***]  Technology, but at least  [***]  per  [***] , Micromet will provide BI with a reasonably detailed summary of new  [***]  Technology, that is  [***]  a  [***]  by BI in connection with its development, manufacture or Commercialization of Products hereunder.  Micromet will provide BI with notice of any  [***]  Technology that Micromet  [***]  to  [***]  or  [***]  in its research and development activities hereunder and will  [***]  such  [***]  or  [***]  without BI’s express written consent.  BI acknowledges that it only may receive a right to license Patents and Know-How of a  [***]  that, if evaluated under this Agreement (treating such Patent or Know-How as  [***]  Technology) would be eligible for license by the particular  [***]  under substantially similar terms and conditions (including financial terms) in all material respects.  Micromet’s summary of such  [***]  Technology will contain such detail as reasonably required for BI to determine its interest in seeking a license thereunder pursuant to this Section 7.4.1.  If BI desires to obtain a license under such Patents or Know-How, then BI will provide Micromet with written notice of such determination, and the Parties (and the applicable  [***]  to the extent required) will negotiate in good faith an amendment to this Agreement pursuant to which such  [***]  Technology will be included in the  [***]  Technology and licensed to BI under the terms of this Agreement and the terms of Micromet’s agreement with the applicable  [***] .

7.4.2       Subject to Section 7.4.1, (a) BI will be responsible for all payments, if any, due to a Third Party on account of any sublicense to any  [***]  Technology to the extent arising from BI’s practice of the license granted to BI, and (b) such license only will be granted to the extent that BI permits the license of corresponding  [***]  Technology, if it existed, to such  [***] .

7.5          Sublicensing by BI.  Subject to the terms and conditions of this Agreement, BI will have the right to sublicense all or part of the rights granted under Section 7.1:  (a) at any time, to an Affiliate but only for such period of time as such entity remains an Affiliate of BI, or to a Service Provider solely to the extent necessary for the performance of any contract research, contract manufacturing or other similar service, (b) to  [***]  with an  [***]  for the development or Commercialization of Products  [***]  the  [***]  and  [***]  qualified and experienced to perform the sublicensed activities, without the prior consent of Micromet, and (c) to any entity not covered by the foregoing clauses (a) and (b), with the prior consent of Micromet.  In each case and as a condition of such sublicense, BI will remain responsible to Micromet for the performance of BI’s obligations under this Agreement (either directly by BI or by BI’s sublicensee), will ensure that each sublicense agreement requires such sublicensee to comply with the terms of this Agreement set forth in Sections 3, 4, 5.6, 6.5, 7, 9.5, 10,  as applicable to such sublicensee and such terms to ensure that BI will provide Micromet with the rights and licenses under this Agreement, and will provide Micromet with the identity of such sublicensee.  Further, BI will ensure that the actions of such sublicensee do not negatively impact the development or Commercialization of Products in the  [***]  and  [***] .

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

***Text Omitted and Filed Separately
Confidential Treatment Requested
Under 17 C.F.R. §§ 200.80(b)(4), and 240.24b-2

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7.6          License Grants by BI.

7.6.1      [***]  Technology.  Subject to the terms and conditions set forth in this Agreement, BI grants to Micromet a non-exclusive, worldwide, fully-paid, royalty-free license, under the  [***]  Technology, to research, develop, and only in the U.S. to co-promote Products pursuant to this Agreement, all only to the extent necessary for Micromet to perform its obligations under this Agreement and the Co-Promotion Agreement, as applicable.  Such license will be sublicensable solely to Affiliates of Micromet and Service Providers for the provision of services to Micromet.  Micromet shall ensure and incorporate effective measures that the  [***]  Technology, especially the related Know-How, shall solely be used for the purpose of the collaboration with BI under this Agreement in accordance with the respective Research Plan and Development Plan, without any information exchange to  [***] .

7.6.2       [***]  Technology;  [***]  Technology.  Subject to the terms and conditions set forth in this Agreement, BI grants to Micromet a non-exclusive, worldwide, fully-paid, royalty-free license under the  [***]  Technology,  [***]  Technology and  [***]  Technology, if any, to research, develop, make and only in the U.S. to co-promote Product(s), all only to the extent necessary for Micromet to perform its obligations under this Agreement and the Co-Promotion Agreement, as applicable.  Such license will be sublicensable solely to Affiliates of Micromet and Service Providers for the provision of services to Micromet.  Micromet shall ensure and incorporate effective measures that the  [***]  Technology and  [***]  Technology, especially the related Know-How, shall solely be used for the purpose of the collaboration of BI and Micromet in accordance with the respective Research Plan and Development Plan, without any information exchange to  [***]  except as expressly permitted under this Agreement.

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

***Text Omitted and Filed Separately
Confidential Treatment Requested
Under 17 C.F.R. §§ 200.80(b)(4), and 240.24b-2

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7.6.3       Sublicensing by Micromet to Micromet Collaborators.

(a)            Sublicensing of  [***]  Technology. Except as provided in Section 13.1 or this Section 7.6.3, Micromet will have the right to grant sublicenses in any particular  [***]  Technology, with the right to grant further sublicenses, to  [***]  as of the  [***]  and solely with respect to their  [***]  Products generated under an agreement  [***]  as of  [***]  of  [***] ; provided, however, in each case and as a condition of such sublicense that: (a) Micromet’s agreement with the particular  [***]  would permit Micromet to grant to BI a license, under substantially similar terms and conditions (including financial terms and any restrictions on licensing) in all material respects (to be evidenced to BI, e.g., by providing an excerpt of the agreement with the  [***] ), to an invention identical to such  [***]  Technology that, hypothetically, had been conceived or reduced to practice solely by such  [***]  in the performance of its activities under the applicable agreement, and (b) Micromet remains responsible to BI for the performance of Micromet’s obligations under this Agreement (either directly by Micromet or by Micromet’s sublicensee).  For clarity, in case of any dispute whether the condition of such sublicense are substantially similar in all material respects, the dispute resolution procedure according to 17.4.2 shall apply. In the event that Micromet desires to use the  [***]  Technology in connection with a  [***]  agreement that does not  [***]  as of  [***] , then Micromet may request from BI to enter good faith negotiations regarding the terms of a sublicense agreement (including financial terms consisting of a  [***]  not to exceed  [***] , or such other financial terms as the Parties may mutually agree) under which Micromet would sublicense the  [***]  Technology to a  [***]  solely in connection with the  [***]  Products that are the subject of the  [***]  between Micromet and such  [***] , with the procedures described in Exhibit K applying to any failure by the Parties to agree on the terms of such separate agreement within  [***]  ( [***] )  [***]  following the start of negotiations.

(b)            Sublicensing of  [***]  Technology.  Micromet will have the right to grant sublicenses in any particular  [***]  Technology, with the right to grant further sublicenses, to  [***] ; provided, however, in each case and as a condition of such sublicense that: (a) Micromet’s agreement with the particular  [***]  would permit Micromet to grant to BI a license, under substantially similar terms and conditions (including financial terms and any restrictions on licensing) in all material respects, to an invention identical to such  [***]  Technology that, hypothetically, had been conceived or reduced to practice solely by such  [***]  in the performance of its activities under the applicable agreement, and (b) Micromet remains responsible to BI for the performance of Micromet’s obligations under this Agreement (either directly by Micromet or by Micromet’s sublicensee).

(c)            Third Party Obligations.  For the avoidance of doubt, the rights to sublicense granted in Sections 7.6.3 (a) and (b) shall be subject to the conditions and financial terms imposed on BI by its Third Party licensor, if any, for any  [***]  Technology or  [***]  Technology.  BI will notify Micromet in advance of the application of such terms and conditions to Micromet.

7.6.4       Grant Back of Licensed Technology.  BI hereby grants to Micromet a non-exclusive license of all rights in the Licensed Technology granted to BI pursuant to Section 7.1, solely to the extent necessary for Micromet to perform its obligations under this Agreement and the Co-Promotion Agreement, as applicable.  Such license will be sublicensable solely to Affiliates of Micromet and Service Providers for the provision of services to Micromet.

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

***Text Omitted and Filed Separately
Confidential Treatment Requested
Under 17 C.F.R. §§ 200.80(b)(4), and 240.24b-2

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7.6.5       License for  [***] .  Subject to the terms and conditions set forth in this Agreement, BI grants to Micromet a non-exclusive, worldwide, license under the  [***]  Technology and  [***]  Technology, if any, to research, develop, make, use, offer for sale, sell, import, export and commercialize  [***] ..  Such license shall be fully-paid up except to the extent of any conditions and financial terms imposed on BI by its Third Party licensor, if any, for any  [***]  Technology or  [***]  Technology.  If Micromet desires to receive an exclusive version of the foregoing license with respect to  [***]  (which would be  [***]  and not  [***] ), the Parties will negotiate in good faith the terms for such exclusive license grant.  Micromet will have the right under the foregoing non-exclusive license to grant sublicenses in any particular  [***]  Technology or  [***]  Technology to its Affiliates and Service Providers who are not also  [***]  (including, by way of example, contract manufacturers, distributors or recognized sales agents).

7.7         [***]  Technology;  [***]  Technology.

7.7.1       Each Party covenants that it will not subject any  [***]  Technology to any lien, encumbrance, security interest and/or other imposition that would effect the other Party’s title or right to use the  [***]  Technology under this Agreement or to sell or otherwise assign its rights thereunder without consent of the other Party, except as otherwise provided in this Agreement or in connection with any permitted transfer or assignment of this Agreement.

7.7.2       BI covenants that it will not subject any  [***]  Technology to any lien, encumbrance, security interest and/or other imposition that would effect Micromet’s title or right to use the  [***]  Technology under this Agreement (including the  [***]  of such  [***]  Technology under Section 13.1(h)) or to sell or otherwise assign its rights thereunder without consent of the other Party, except as otherwise provided in this Agreement or in connection with any permitted transfer or assignment of this Agreement.

7.7.3       BI will not and will cause its Affiliates not to, grant any right, license or interest or otherwise transfer its interest in any (i)  [***]  Technology (except in connection with any permitted transfer or assignment of this Agreement) to any Third Party to develop (including pre-clinical or clinical testing), manufacture, market, sell, promote or otherwise commercialize any  [***]  that contains or comprises any  [***]  binding to the  [***] ; and (ii)  [***]  Technology (except in connection with any permitted transfer or assignment of this Agreement) to any Third Party to develop (including pre-clinical or clinical testing), manufacture, market, sell, promote or otherwise commercialize any  [***]  that contains or comprises any  [***] , in each case excluding any Product and except for any rights granted for the limited purposes described in Section 3.6.  Notwithstanding, subsection (i) above shall not restrict BI from performing  [***]  Activities using the  [***]  Technology, including manufacturing, if such activities are performed by BI solely as a contract manufacturer on behalf of one or more Third Parties for a product owned or controlled by a Third Party.

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

***Text Omitted and Filed Separately
Confidential Treatment Requested
Under 17 C.F.R. §§ 200.80(b)(4), and 240.24b-2

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7.7.4       Micromet will not and will cause its Affiliates not to, grant any right, license or interest or otherwise transfer its interest in any  [***]  Technology (except in connection with any permitted transfer or assignment of this Agreement) to (i) any Third Party to develop (including pre-clinical or clinical testing), manufacture, market, sell, promote or otherwise commercialize any  [***]  that contains or comprises a  [***]  against the  [***]  except for any rights granted for the limited purposes described in Section 3.6, or (ii) any Third Party that is not a  [***] , except in each case in connection with any permitted transfer or assignment of this Agreement.

7.8          Retained Rights; Covenant Not to Practice.

7.8.1       BI Covenants.  BI hereby covenants and agrees not to use or practice any  [***]  Technology, nor cause or authorize any Affiliate or Third Party to use or practice any  [***]  Technology, other than as expressly permitted by this Agreement.  In addition, BI hereby covenants and agrees not to use or practice or license any  [***]  Technology or  [***]  Technology nor cause or authorize any Affiliate or Third Party to use or practice any of the foregoing, for the development, manufacture, or commercialization of a  [***]  the  [***] , except as required for BI to perform its obligations under this Agreement, provided, that it will not be a breach of this Section 7.8.1 for BI to perform  [***]  Activities, including manufacturing, if such activities are performed by BI solely as a contract manufacturer on behalf of one or more Third Parties for a product owned or controlled by a Third Party.  BI covenants that it will not subject any  [***]  Technology or  [***]  Technology to any lien, encumbrance, security interest and/or other imposition that would limit or restrict Micromet’s licenses under Sections 7.6 or 13.1.

7.8.2       Micromet Covenants.  Micromet hereby covenants and agrees not to use or practice any  [***]  Technology,  [***]  Technology  or  [***]  Technology, nor to cause or authorize any Affiliate or Third Party to use or practice any  [***]  Technology,  [***]  Technology or  [***]  Technology, other than as expressly permitted by this Agreement.  In addition, Micromet hereby covenants and agrees not to use, practice or license (other than to BI) the  [***]  Technology, nor cause or authorize any Affiliate or Third Party to use, practice or license the  [***]  Technology for the development, manufacture or commercialization of a Product, except as required for Micromet to perform its obligations under this Agreement.  Micromet covenants that it will not subject any  [***]  Technology to any lien, encumbrance, security interest and/or other imposition that would limit or restrict BI’s licenses under Sections 7.

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

***Text Omitted and Filed Separately
Confidential Treatment Requested
Under 17 C.F.R. §§ 200.80(b)(4), and 240.24b-2

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7.8.3       Retained Rights.  Except for the rights specifically granted in this Agreement, Micromet reserves all rights to intellectual property Controlled by Micromet and its Affiliates (including the  [***]  Technology and  [***]  Technology) and reserves the right to utilize or allow Third Parties to practice such rights consistent with the terms of this Agreement.  In addition, Micromet reserves all rights in the  [***]  Technology to the extent necessary for it to conduct the activities assigned to it under the Research Plan and Development Plan.  Except for the rights specifically granted in this Agreement, BI reserves all rights to the  [***]  Technology and reserves the right to utilize or allow Third Parties to utilize the  [***]  Technology consistent with the terms of this Agreement. No implied licenses are granted by either Party under this Agreement.

7.9         Exclusivity.

7.9.1       Until the  [***]  of  [***]  in accordance with  [***] , each Party will not, and will cause its Affiliates not to, either directly or through any Third Party, develop (through pre-clinical or clinical testing), manufacture, market, sell, promote or otherwise commercialize a pharmaceutical product (other than a Product developed or Commercialized under this Agreement) containing or comprising (a) an  [***]  to the  [***]  and (b) any  [***]  to  [***]  (a “ [***]  Product”), nor grant any license or other rights to a Third Party to conduct any of the foregoing; provided, that it will not be a breach of this Section 7.9.1 for BI to perform  [***]  Activities, including manufacturing, with respect to a  [***]  Product if such activities are performed by BI solely as a contract manufacturer on behalf of one or more Third Parties who own or control such  [***]  Product.

7.9.2       In the event that any Party undergoes a Change of Control (other than a transaction described in Section 7.9.3) resulting in such Party Controlling a  [***]  Product, then the terms of Section 7.9.1 will  [***] to  [***] or  [***] , by or on behalf of a Party or its Affiliates, the development, use, manufacture, marketing, sale, promotion or commercialization of any  [***]  Product that, as of  [***]   [***]  of such Change of Control: (i) was Controlled by such Third Party acquiror and was the subject of an ongoing research or development program, or was being Commercialized by such Third Party acquiror, or (ii) was Controlled by such Third Party acquiror and was not claimed or covered by any intellectual property rights Controlled by the Party that underwent the Change of Control.

7.9.3       Subject to Section 7.9.2, in the event that a Party or any of its Affiliates acquires all or substantially all of the assets of a Third Party (whether in a Change of Control of such Third Party or otherwise, but excluding in a Change of Control of a Party covered by Section 7.9.2) and in such transaction obtains Control of a  [***]  Product that would result in a violation of the terms of Section 7.9.1 with respect to  [***] , however only if such  [***]  Product  [***]  in the  [***]  of  [***]  in  [***]  by  [***]  compared to the Product estimated in line with general industry standards, then, the Party or its Affiliate will (a) notify the other Party in writing no later than  [***]  ( [***] )  [***]  after consummation of such transaction, (b) unless otherwise agreed by the Parties,  [***]  of  [***]  Product  [***]  by an  [***]  (without  [***] ) to a  [***]  of all of such Party’s and its Affiliate’s  [***]  to such  [***]  Product not later than  [***]  ( [***] )  [***]  from  [***]  of such  [***]  Product (or in the case of BI obtaining Control of a  [***]  Product, BI may terminate this Agreement  [***]  in its entirety with  [***]  ( [***] )  [***]  prior written notice within  [***]  ( [***] )  [***]  following such transaction covered by this Section 7.9.3 (in which case the consequences under Section 13.1 shall apply to such terminated  [***] ), and (c) notify the other Party in writing of such  [***] .

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

***Text Omitted and Filed Separately
Confidential Treatment Requested
Under 17 C.F.R. §§ 200.80(b)(4), and 240.24b-2

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8.	Fees and Payments

8.1         Initial Fees.  After the Effective Date and BI’s receipt of a duly executed original of this Agreement and an original invoice by Micromet, BI will pay to Micromet within thirty (30) days an upfront payment, in an amount equal to Five Million Euros (€5,000,000).

8.2         Contribution of Parties to  [***]  Collaboration Expenses.  As set forth in Section 3 above, the Research Plan and Development Plan will each include a budget of  [***]  Collaboration Expenses to be incurred.  After the first  [***]  of  [***]  for a  [***]  or  [***]  of the  [***] , whichever comes first,  [***]  will be responsible for all costs incurred by  [***]  in the research and development of the Products and will therefore pay  [***]  for  [***]  Collaboration Expenses in the manner set forth in this Section 8.2.

8.2.1       After the  [***] ,  [***]  will report to  [***]  and the Co-Chairs of the JSC within  [***]  ( [***] )  [***]  after the end of each Calendar Quarter the  [***]  Collaboration Expenses actually incurred during such Calendar Quarter.  Such report will specify in reasonable detail (including at least the hours spent per work package as well as copies of invoices of external costs and further details as agreed in advance by the Parties) all  [***]  Collaboration Expenses actually incurred during such Calendar Quarter.  If  [***]  disagrees with the contents of such report, then  [***]  will notify  [***]  in writing and the Parties will seek to resolve any questions related to such accounting statements within  [***]  ( [***] )  [***]  following  [***]  receipt of such notice.  This reporting procedure will be in place until the earlier of (i)  [***]  of  [***]  for a  [***]  or (ii)  [***]  of the  [***]  is  [***] .

8.2.2       After the earlier of (i)  [***]  of  [***]  for a  [***]  or (ii)  [***]  of the  [***] ,  [***]  will within the first  [***]  ( [***] )  [***]  of the start of each Calendar Quarter for which reimbursement is due  [***]  to  [***]  the amount of any  [***]  Collaboration Expenses budgeted for such Calendar Quarter.  [***]  will report to  [***]  and the Co-Chairs of the JSC within  [***]  ( [***] )  [***]  after the end of each Calendar Quarter the  [***]  Collaboration Expenses actually incurred by it during such Calendar Quarter.  Such report will specify in reasonable detail (as agreed in advance by the Parties) all  [***]  Collaboration Expenses incurred during such Calendar Quarter and will be accompanied by an invoice, and such other appropriate supporting documentation as may be required by  [***] ..   If  [***]  disagrees with the contents of such report, then  [***]  will notify  [***]  in writing and the Parties will seek to resolve any questions related to the invoice and accounting statements within  [***]  ( [***] )  [***]  following receipt by  [***]  of  [***]  invoice and report.  If the amount of actual  [***]  Collaboration Expenses incurred during such Calendar Quarter exceeds the amount of  [***]  pre-payment, then  [***]  will pay the exceeding amount to  [***]  within  [***]  ( [***] )  [***] .  If the amount of actual  [***]  Collaboration Expenses incurred during such Calendar Quarter is less than the amount of  [***]  pre-payment, then  [***]  may credit the amount of such overpayment against future pre-payments of  [***]  Collaboration Expenses hereunder.

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

***Text Omitted and Filed Separately
Confidential Treatment Requested
Under 17 C.F.R. §§ 200.80(b)(4), and 240.24b-2

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8.2.3       [***]  will have the right at reasonable times and upon reasonable prior notice to retain an independent accounting firm to audit  [***]  records as provided in Section 9.5.2 to confirm the accuracy of  [***]  costs and reports with respect to  [***]  Collaboration Expenses under this Agreement.

8.2.4       If  [***]  anticipates that any  [***]  Collaboration Expenses that are subject to reimbursement under this Section 8.2 may exceed an amount equal to  [***] % of the budget (i.e.,  [***] % over the estimated budget) for the associated tasks as set forth in the Research Plan or Development Plan, as applicable (such excess, a “Cost Overrun”), then  [***]  will give notice to the Co-Chairs of the JSC of such anticipated Cost Overrun, and the JSC will decide in good faith whether to modify the applicable plan to reduce the costs appropriately or to increase the budget for such tasks so that there is no longer a Cost Overrun.  In any event, the Parties acknowledge that, except as expressly set forth in the definition of “ [***]  Collaboration Expenses” with respect to the re-performance of certain activities,  [***]  shall not be obligated to perform any activities for which  [***]  will not reimburse  [***] .

8.3         Development Milestones.  BI will inform Micromet in writing upon the occurrence of a milestone event set forth below.  BI will pay Micromet the non-refundable, non-creditable payment in the corresponding amount as set forth below within  [***]  ( [***] )  [***]  after receipt of an original invoice from Micromet:

Milestone
Milestone Event		Payments
1.	[***] of a [***] by the [***]	€	[***	]
2.	[***] of a [***]	€	[***	]
3.	[***] to an [***] in the [***] for a [***]	€	[***	]
4.	[***] of the [***] for a [***]	€	[***	]
5.	[***] of [***] in the [***] other than [***] for [***]	€	[***	]
6.	[***] in the [***] other than [***] for [***]	€	[***	]

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

***Text Omitted and Filed Separately
Confidential Treatment Requested
Under 17 C.F.R. §§ 200.80(b)(4), and 240.24b-2

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If a milestone event described above is achieved that is subsequent to a preceding milestone event with respect to which BI has not yet made the corresponding milestone payment, the preceding milestone event is deemed achieved, and the corresponding milestone payment is due and payable together with the payment of the milestone payment for the subsequent milestone event.  Milestone payments  [***]  will each be due only once upon the first achievement of the milestone, irrespective of whether they are achieved by the first Product or a subsequent Product developed under this Agreement; milestone payments  [***]  will be due for each Product.

8.4          Royalties.

8.4.1      Royalty Rates in the ROW Territory.  Within  [***]  ( [***] )  [***]  of the end of each Calendar Quarter during the Term during which there were Net Sales of a Product in the ROW Territory, BI will pay to Micromet, as a consideration of the licenses granted by Micromet to BI under Section 7, a royalty equal to:

(a)             [***]  percent ( [***] %) of the annual, aggregate Net Sales of such Product in the ROW Territory that are less than € [***] ;

(b)             [***]  percent ( [***] %) of the annual, aggregate Net Sales of such Product in the ROW Territory that are equal to or greater than  € [***]  and less than € [***] ; and

(c)             [***]  percent ( [***] %) of the annual, aggregate Net Sales of such Product in the ROW Territory that are greater than  € [***] ..

By way of example, if, during any calendar year during the Royalty Term, the amount of Net Sales of a Product in the ROW Territory is € [***] , then Micromet will receive  [***] % of € [***]  +  [***] % of € [***]  +  [***] % of € [***] .

Royalties due under this Section 8.4.1 will be paid on a country-by-country basis and will commence upon First Commercial Sale of a Product in a particular country in the ROW Territory and will expire in such country upon the later of: (i) the  [***]  of the  [***]   [***]  of any  [***]  within the  [***]  (including any  [***]   [***]  BI and any  [***]  within the  [***]  Technology) that  [***] ,  [***] , by the sale or import of the Product in such country, (ii) the  [***]  of  [***]  for such Product in such country, or (iii)  [***]  ( [***] )  [***]  from the First Commercial Sale of such Product in such country; provided, that if a particular Product has been launched in  [***] , then BI’s obligation to make royalty payments pursuant to this clause (iii) with respect to such Product shall  [***]  for  [***]  ( [***] )  [***]  after the First Commercial Sale of such Product in the  [***]  (such period the “Royalty Term”).

8.4.2       Royalty Reduction upon  [***]  Competition.  Starting with the  [***]  during which a Product faces  [***]  Competition in one or more countries of the  [***] , the royalty payment due to Micromet for sales of such particular Product in the  [***]  shall be calculated as follows:

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

***Text Omitted and Filed Separately
Confidential Treatment Requested
Under 17 C.F.R. §§ 200.80(b)(4), and 240.24b-2

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(a)            The Net Sales of such particular Product in those countries with  [***]  Competition will be  [***]  as follows: (i)  [***]  percent ( [***] %) if the Net Sales of such Product during the most recent Calendar Quarter are  [***]  percent ( [***] %), but  [***]  percent ( [***] %),  [***]  than the  [***]  of such Product in such country (as defined in Section 1.36), and (ii)  [***]  percent ( [***] %) if the Net Sales of such Product during the most recent Calendar Quarter are  [***]  percent ( [***] %)  [***]  the  [***]  of such Product in such country (such reduced Net Sales amount, the “Adjusted Net Sales”). These sales will be then added to the Net Sales determined in countries without  [***]  Competition (“Base Net Sales”).  The sum of Base Net Sales and Adjusted Net Sales constituting the total Net Sales (the “Total Net Sales”).

(b)            The royalty payment due to Micromet for total sales of such particular Product shall be calculated based upon these  [***]  Total Net Sales in the ROW Territory.

(c)            In case of any reconciliation required due to fluctuations in the amount of  [***]  Competition (either within a country or in additional countries) during a calendar year, the reconciliation will be done within the first quarter of the following calendar year.  BI shall pay any amounts due resulting from the reconciliation together with the royalty payment for the first Calendar Quarter of the following year. Amounts due from Micromet shall be deducted from the royalty payment for the first Calendar Quarter of the following year.

8.4.3     Sales Participation Payments in the U.S.  Within  [***]  ( [***] )  [***]  of the end of each Calendar Quarter during the Sales Participation Term (as defined below) during which there were Net Sales of a Product in the U.S., BI will pay to Micromet on a Product-by-Product basis, as a consideration of the licenses granted by Micromet to BI under Section 7 and Micromet’s co-promotion of such Product in the U.S., an amount (a “Sales Participation Payment”) equal to:

(a)           [***]  percent ( [***] %) of the aggregate Net Sales of such Product in the U.S., during the period commencing upon  [***]  of  [***]  in the U.S. and ending at the  [***]  following such  [***] ;

(b)           [***]  percent ( [***] %) of the aggregate Net Sales of such Product in the U.S., for the  [***]  following the expiration of the period described in Section 8.4.3(a) above;

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

***Text Omitted and Filed Separately
Confidential Treatment Requested
Under 17 C.F.R. §§ 200.80(b)(4), and 240.24b-2

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(c)            [***]  percent ( [***] %) of the aggregate Net Sales of such Product in the U.S., for the  [***]  following the expiration of the period described in Section 8.4.3(b) above; and

(d)           [***]  percent ( [***] %) of the aggregate Net Sales of such Product in the U.S., for  [***]  the  [***]  following the expiration of the period described in Section 8.4.3(c) above.

By way of example, if the  [***]  of a  [***]  in the U.S. occurs on  [***] , then the  [***] % sales participation rate for such Product will apply from  [***]  through  [***] ; thereafter, the  [***]  rates will apply from  [***]  of  [***]  through  [***]  of the  [***] .

Payments due under this Section 8.4.3 will commence upon First Commercial Sale of a Product in the U.S. and continue until the later of: (i) the  [***]  of the  [***]  of any  [***]  within the  [***]  Technology (including any  [***]  with BI and any  [***]  within the  [***]  Technology) that would be infringed, absent a license, by the sale or import of the Product in the U.S., (ii) the  [***]  of  [***]  for such Product in the U.S., or (iii)  [***]  ( [***] )  [***]  from the First Commercial Sale of such Product in the U.S. (such period, the “Sales Participation Term”).

8.4.4      Reduction for U.S. Payments.  If  [***]  is not  [***]  a particular Product in the U.S. during a particular Calendar Quarter due to the various circumstances described in this Agreement and Exhibit G (to be set forth in the Co-Promotion Agreement), then the  [***]  of the  [***]  payable by BI to Micromet under  [***]  for such Product for such Calendar Quarter will be  [***]  as follows: (a)  [***]  percent ( [***] %) of Net Sales if  [***]  of  [***]  in accordance with  [***]  or  [***]  the Co-Promotion Agreement  [***] , (b)  [***]  percent ( [***] %) of Net Sales if  [***]  after a  [***]  of  [***]  in accordance with  [***] , or (c)  [***]  percent ( [***] %) of Net Sales if  [***]  the Co-Promotion Agreement or the  [***]  pursuant to  [***]  of this Agreement or the Co-Promotion Agreement, except as provided in  [***]  of Exhibit G.

8.4.5      Reduction for  [***]  Competition.  For any Calendar Quarter during which  [***]  Competition in the U.S., the Sales Participation Payment due to Micromet for sales of such Product in the U.S. during such Calendar Quarter shall  [***]  percent ( [***] %) of Net Sales, without  [***]  pursuant to  [***]  above or [***] .  In case of any reconciliation required due to fluctuations in the amount of  [***]  Competition in the U.S. during a calendar year, the reconciliation will be done within the first quarter of the following calendar year.  BI shall pay any amounts due resulting from the reconciliation together with the Sales Participation Payment for the first Calendar Quarter of the following year. Amounts due from Micromet shall be deducted from the Sales Participation Payment for the first Calendar Quarter of the following year.

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

***Text Omitted and Filed Separately
Confidential Treatment Requested
Under 17 C.F.R. §§ 200.80(b)(4), and 240.24b-2

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8.4.6       Acknowledgement.  BI acknowledges that Micromet will be co-promoting the Product in the U.S. and BI will continue to enjoy substantial benefit from such activities and its license under, and the transfer to BI of certain elements of, the Licensed Technology pursuant to this Agreement (including without limitation Micromet’s Know-How licensed to BI) as well as from BI’s own development of BI Technology derived from the practice of such license and BI’s use of such Licensed Technology, even after  [***]  of all  [***]  owned or Controlled by  [***]  the  [***]  in a  [***]  in the Territory.  In addition, BI acknowledges the application of a  [***]  in the  [***]  is more convenient to the Parties, facilitates the payment of royalties, and reduces accounting burdens on the Parties. Accordingly, the Parties have agreed to  [***]  the  [***]  throughout the  [***] .

8.5         Payments under  [***] ; Third Party Licenses.

8.5.1       [***]  will be solely responsible for making any payments that become due after the Effective Date to the licensors or assignors under the agreements listed in Exhibit H-1.

8.5.2       [***]  will be solely responsible for  [***]  a development and commercial license, pursuant to the  [***]  described on Exhibit H-1, for the use of the  [***]  with the Collaboration Target (such development and commercial license agreement, the “ [***]  License”).  The  [***]  License shall be  [***]  by  [***] , at the  [***] .  Effective upon execution of the  [***]  License, (i) any licenses granted to  [***]  under the  [***]  License will be deemed to be within the  [***]  Technology, and (ii) the  [***]  License will be deemed to be an  [***]  solely for purposes of the acknowledgements and covenants set forth in Section 7.2 and the  [***]  set forth in Section 13.5. Payments due under the  [***]  License will be  [***]  as follows:  [***]  will bear any  [***] , and  [***]  will bear any  [***] ; provided, that if Micromet’s Sales Participation Payments in the U.S. have been  [***]  pursuant to Sections 8.4.4 or 8.4.5 above, for any reason, then  [***]  will bear the  [***]  due under the  [***]  License for  [***]  of any Product that  [***]  before  [***]  of the  [***]  under the  [***]  License in the  [***]    [***]  will invoice  [***]  for any amounts that become due under the  [***]  License and are reimbursable by  [***]  under this Section 8.5.2 and  [***]  will pay all such invoices within  [***]  ( [***] )  [***]  of receipt thereof.

8.5.3       In the event that a Party desires to pursue a license to certain Third Party intellectual property rights in connection with the  [***]  or  [***]  of  [***] , such Party will use Commercially Reasonable Efforts to obtain such license on reasonable terms as applicable to the  [***] .

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

***Text Omitted and Filed Separately
Confidential Treatment Requested
Under 17 C.F.R. §§ 200.80(b)(4), and 240.24b-2

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(a)            [***]  will be solely responsible for negotiating and obtaining such a license under commercially reasonable terms for any Third Party Patent that (i) covers the  [***]  and further  [***]  or  [***] , (ii) claims the  [***]  of a  [***] , the  [***] , any  [***]  used in a  [***] , or the  [***]  of  [***] , and (iii) would be  [***]  by the  [***]  or  [***]  of the  [***] , in the  [***]  a  [***]  from  [***] , due to the  [***]  of  [***]  contained in any  [***]  within the  [***]  Technology  [***]  or  [***]  of the  [***] .  During the negotiations, and before  [***]  will enter into such license,  [***]  will inform  [***]  on the negotiated terms.  [***]  may provide comments to any proposed terms;  [***]  will be responsible for establishing the final terms of such agreement.  If  [***]  does not agree to such terms (such agreement not to be unreasonably withheld, conditioned or delayed), then the applicable Patent will be excluded from the definition of  [***]  Technology, notwithstanding anything to the contrary in this Agreement.  In the event  [***]  obtains a license pursuant to this Section 8.5.3(a) and  [***]  has agreed to the terms of such license, then such agreement will be included on Exhibit H-2,  [***]  rights in and to any Patent or Know-How licensed under such agreement will be subject to the terms and limitations, if any, of such agreement, and the payments made to such Third Party will be  [***]  as follows:  [***]  will bear any upfront and milestone payments that  [***]  to  [***]  (subject to the  [***]  described below), and  [***]  will bear any  [***]  or  [***] ..   [***]  will  [***]  for any amounts that become due under the agreements on Exhibit H-2 and are  [***]  under this Section 8.5.3(a) and  [***]  will  [***]  all such  [***]  within  [***]  ( [***] )  [***]  of receipt thereof.   [***]  may  [***]  the amount of any  [***]  the  [***]  due from  [***]  to  [***]  under Sections 8.3 or 8.4 of this Agreement.  Upon termination of this Agreement, if (i)  [***]  has paid  [***]  for  [***]  and  [***]  under the agreements on Exhibit H-2 and (ii)  [***]  has not had the  [***]  to  [***]  the  [***]  of such  [***]  using the  [***]  described in the preceding sentence, then within  [***]  ( [***] )  [***]  following such termination,  [***]  will pay to  [***]  an amount equal to  [***]  of any such  [***] .

(b)          [***]  will be solely responsible for negotiating and obtaining such a license under commercially reasonable terms for any Third Party Patent that (i) covers the  [***]  and further  [***]  or  [***] , (ii) claims the  [***]  of a  [***] , the  [***] , any  [***]  used in a  [***] , or the  [***]  of  [***] , and (iii) would be  [***]  by the  [***]  or  [***]  of the  [***] , in the  [***]  a  [***]  from  [***] , due to the  [***]  of  [***]  Technology to which  [***]  has already taken a license under Section [***] ..  Prior to the initiation of any negotiations, the JSC must reasonably and in good faith approve the acquisition of such Third Party Patent license and update the Research Plan or Development Plan, as applicable, to reflect the incorporation of the licensed technology into the then-current research and development program.  During the negotiations, and before  [***]  will enter into such license,  [***]  will inform  [***]  on the negotiated terms.  [***]  may provide comments, and will be entitled to accept or reject such license under the negotiated terms.  If  [***]  does not agree to such terms, then the applicable Patent will be excluded from the definition of  [***]  Technology, notwithstanding anything to the contrary in this Agreement.  In the event  [***]  obtains a license pursuant to this Section 8.5.3(b) and  [***]  has agreed to the terms of such license, then such agreement will be included on Exhibit H-3,  [***]  rights in and to any Patent or Know-How licensed under such agreement will be subject to the terms and limitations, if any, of such agreement, and the payments made to such Third Party will be  [***]  as follows:  [***]  will bear any  [***]  and  [***]   [***]  that  [***]  to a  [***] , and  [***]  will  [***]  any  [***]  payments; provided, that  [***]  share of  [***]  payable under all agreements on Exhibit H-3 in  [***]  on a  [***] , will  [***]  of  [***]  (which  [***]  will  [***] , as  [***]  on a  [***]  basis, by the  [***]  the  [***]  between  [***]  and the sum of the  [***]  under the agreements set forth on Exhibit H-1 according to  [***]  and Exhibit H-2 according to  [***] .  For clarity, the  [***]  of any such  [***]  will not  [***]  and total  [***]  payable under Exhibit H-3 by  [***]  will not  [***]  in the aggregate, calculated on a worldwide basis.  Example: The  [***]  due by  [***]  under Exhibit H-1 according to Section 8.5.2 and Exhibit H-2 according to Section 8.5.3(a) are in total  [***]  calculated on a worldwide basis, then the  [***]  for any  [***]  by  [***]  under Exhibit H-3 by  [***]  to a  [***]  of  [***]  calculated on a worldwide basis.   [***]  will  [***]  for any amounts that become due under the agreements on Exhibit H-3 and are  [***]   [***]  under this Section 8.5.3(b) and  [***]  will  [***] all such  [***]  within  [***]  ( [***] )  [***]  of receipt thereof.

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

***Text Omitted and Filed Separately
Confidential Treatment Requested
Under 17 C.F.R. §§ 200.80(b)(4), and 240.24b-2

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(c)          [***]  will be solely responsible for negotiating and obtaining any license other than those described in Sections 8.5.3(a) and (b) above for any Third Party rights relating to the  [***] , any  [***]  thereto, or any  [***]  (including, without limitation,  [***]  of  [***]  or  [***] ,  [***]  or  [***]  of  [***] , and  [***] );  [***]  will reasonably inform  [***]  regarding the status of such license.  In the event  [***]  obtains such a license,  [***]  will be  [***]  responsible for any  [***]  associated therewith.  Any Patents or Know-How included in such license will be  [***]  Technology for purposes of this Agreement.

8.5.4     Micromet will duly execute and deliver, or cause to be duly executed and delivered, such further instruments and does and cause to be done such further acts and things, including the filing of such assignments, agreements, documents and instruments, as may be necessary or as BI may reasonably request for BI to operate under the agreements listed in Exhibits H-1, H-2 and H-3.

9.	Payment Terms

9.1         Payment Method; Interest.  All amounts due hereunder to Micromet will be paid in Euros, except the Sales Participation Payments in the U.S. which will be paid in U.S. Dollars. Payments will be made as stated in the applicable sections upon BI’s receipt of corresponding original invoices from Micromet, by wire transfer in immediately available funds to accounts designated by Micromet.  Any payments or portions thereof due hereunder which are not paid on the date such payments are due under this Agreement will bear interest at the lower of (i)  [***]  ( [***] ) percentage points over the three month LIBOR rate of the respective currency which applied on the due date, or (ii) the maximum rate permitted by law, calculated on the number of days such payment is delinquent. All payments set forth in this Agreement are expressed to be exclusive of value added tax (VAT); if VAT is due on any such payments, then it will be set forth as a separate line item on the applicable invoice.

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

***Text Omitted and Filed Separately
Confidential Treatment Requested
Under 17 C.F.R. §§ 200.80(b)(4), and 240.24b-2

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9.2         Withholding Tax.

9.2.1       Generally. If laws or regulations require withholding of any taxes imposed upon a Party on account of any royalties and advance payments, paid under this Agreement, such taxes shall be deducted by the other Party as required by law from such remittable royalty and advance payment and shall be paid by the other Party to the proper tax authorities. Official receipts of payment of any withholding tax shall be secured and sent to the Party as evidence of such payment. The Parties shall exercise their best efforts to ensure that any withholding taxes imposed are reduced as far as possible under the provisions of any relevant tax treaty.

9.2.2       Imposition of Withholding due to BI’s Action.  If BI (or BI’s Affiliates or successors) is required to make a payment to Micromet that is subject to a deduction or withholding of tax, then (a) if such deduction or withholding of tax obligation arises as a result of any action taken by BI or BI’s Affiliates or successors, including a change of domicile, any assignment or transfer of all or a portion of this Agreement as permitted under this Agreement or any sublicense of rights or obligations hereunder to an Affiliate or Third Party and such action has the effect of increasing the amount of tax  deducted or withheld (a “BI Withholding Tax Action”), then notwithstanding Section 9.2.1, the payment by BI (in respect of which such deduction or withholding of tax is required to be made) will be increased by the amount necessary (the “Additional Amounts”) to ensure that Micromet receives an amount equal to the same amount that it would have received had no BI Withholding Tax Action occurred, and (b) the Additional Amounts will be deducted and withheld by BI from the increased payment made by BI to Micromet.  The Additional Amounts, along with any other tax deducted and withheld from the payment made by BI, will be timely remitted to the proper tax authority for the account of Micromet in accordance with Applicable Law and BI will provide Micromet with evidence of such remittance in accordance with Section 9.2.1.

9.3         Reports.  BI will accompany each payment of royalties or Sales Participation Payments under this Agreement with a report containing on a country-for-country basis a detailed and itemized calculation of Net Sales of a Product in the Territory during the preceding Calendar Quarter.  BI will make all such payments and submit such reports within  [***]  ( [***] )  [***]  following the end of the applicable Calendar Quarter.

9.4         Currency Conversion.  When Products are sold for monies other than Euro, the earned royalties in the ROW Territory will be determined by (i) converting the Net Sales in each country in the Territory into Euro, using the monthly exchange rates as customarily used by BI in its regular accounting system (momentarily the monthly exchange rates published by the European Central Bank (ECB) in Frankfurt/Main, Germany) and (ii) calculating the respective royalty payments per country based on the respective Euro values.

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

***Text Omitted and Filed Separately
Confidential Treatment Requested
Under 17 C.F.R. §§ 200.80(b)(4), and 240.24b-2

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9.5         Records Retention; Audit.

9.5.1       Record Retention.  Each Party will maintain complete and accurate books, records and accounts used for the determination of (a) any Micromet Collaboration Expenses that the other Party is required to reimburse under this Agreement and (b) Net Sales, in sufficient detail to confirm the accuracy of any payments required under this Agreement, which books, records and accounts will be retained by such Party until  [***]  ( [***] )  [***]  after the end of the period to which such books, records and accounts pertain.

9.5.2       Audit.  Each Party will have the right to have an independent certified public accounting firm of internationally recognized standing, reasonably acceptable to the other Party, have access during normal business hours, and upon reasonable prior written notice, to such of the records of the other Party and its Affiliates as may be reasonably necessary to verify the accuracy of Micromet Collaboration Expenses or Net Sales for any calendar quarter ending not more than  [***]  ( [***] )  [***]  prior to the date of such request; provided, however, that no Party will have the right to conduct more than one such audit in any  [***]  period.  The accounting firm will disclose to the Parties only whether the Micromet Collaboration Expenses or Net Sales reported by the audited Party are correct or incorrect and the specific details concerning any discrepancies.  The Parties have  [***]  ( [***] )  [***]  to review and verify the disclosed report.  The auditing Party will bear all costs of such audit, unless the audit reveals a discrepancy in the auditing Party’s favor of more than  [***]  percent ( [***] %), in which case the audited Party will bear the cost of the audit.  The results of such accounting firm will be final, absent manifest error.

9.5.3       Payment of Additional Amounts.  If, based on the results of any audit, additional payments are owed Micromet under this Agreement, then BI will make such additional payments after the accounting firm’s written report is delivered to both Parties within  [***]  ( [***] )  [***]  after the review period.  If, based on the results of any audit, any payments made by BI to Micromet exceeded the amounts due and payable under this Agreement, such excess will be paid to BI within  [***]  ( [***] )  [***]  after Micromet’s receipt of the audit results.

9.5.4       Confidentiality.  Each Party will treat all information subject to review under this Section 9.5 in accordance with the provisions of Section 10 and will cause its accounting firm to enter into a reasonably acceptable confidentiality agreement with the audited Party obligating such firm to maintain all such financial information in confidence pursuant to such confidentiality agreement.

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

***Text Omitted and Filed Separately
Confidential Treatment Requested
Under 17 C.F.R. §§ 200.80(b)(4), and 240.24b-2

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10.	Confidentiality

10.1       Definition.  During the Term and subject to the terms and conditions of this Agreement, a Party (the “Disclosing Party”) may communicate to the other Party (the “Receiving Party”) information in connection with this Agreement or the performance of its obligations under this Agreement, including, any information in reports provided pursuant to this Agreement, scientific and manufacturing information and plans, marketing and business plans, and financial and personnel matters relating to a Party or its present or future products, sales, suppliers, customers, employees, investors or business (collectively, “Confidential Information”).  The Parties agree that the terms of this Agreement are deemed Confidential Information of both Parties and will be subject to the restrictions on use and disclosure set forth herein.  Confidential Information also includes any information disclosed prior to the Effective Date pursuant to that certain Confidentiality Agreement between the Parties dated  [***] .

10.2       Exclusions.  Notwithstanding the foregoing, any information of a Party will not be deemed Confidential Information with respect to the Receiving Party for purposes of this Agreement if such information:

10.2.1     was already known or available to the Receiving Party or its Affiliates at the time of disclosure to the Receiving Party, other than under an obligation of confidentiality or non-use to the Disclosing Party;

10.2.2     was generally available or known to parties reasonably skilled in the field to which such information pertains or was otherwise part of the public domain at the time of its disclosure to the Receiving Party;

10.2.3     became generally available or known to parties reasonably skilled in the field to which such information pertains or otherwise became part of the public domain after its disclosure to the Receiving Party, other than through the Receiving Party’s breach of its obligations under this Section 10;

10.2.4     was disclosed to the Receiving Party, other than under an obligation of confidentiality or non-use, by a Third Party who had no obligation to the Disclosing Party not to disclose such information to others; or

10.2.5     was independently discovered or developed by the Receiving Party or its Affiliates, as evidenced by their written records, without the use of, and by personnel who had no access to, Confidential Information of the Disclosing Party.

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

***Text Omitted and Filed Separately
Confidential Treatment Requested
Under 17 C.F.R. §§ 200.80(b)(4), and 240.24b-2

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10.3       Disclosure and Use Restriction.  Except as expressly provided herein, the Parties agree that, during the Term and for  [***]  ( [***] )  [***]  thereafter, each Party and its Affiliates will keep completely confidential and will not publish or otherwise disclose any Confidential Information of the other Party or its Affiliates.  Neither Party will use any Confidential Information of the other Party without such other Party’s consent, except as expressly permitted by this Agreement.

10.4       Authorized Disclosure.  Each Party may use and disclose Confidential Information of the other Party to the extent that such use and disclosure is:

10.4.1    made in response to a valid order of a court of competent jurisdiction or other governmental or regulatory body of competent jurisdiction; provided, however, that such Party will first have given notice to such other Party and given such other Party a reasonable opportunity to quash such order and to obtain a protective order requiring that the Confidential Information and documents that are the subject of such order be held in confidence by such court or governmental or regulatory body or, if disclosed, be used only for the purposes for which the order was issued; and provided, further, that if a disclosure order is not quashed or a protective order is not obtained, the Confidential Information disclosed in response to such court or governmental order will be limited to that information which is legally required to be disclosed in response to such court or governmental order;

10.4.2    otherwise required by Applicable Laws, regulations or the rules of any nationally recognized security exchange; provided, however, that the Disclosing Party will provide such other Party with notice of such disclosure in advance thereof to the extent practicable;

10.4.3    made by such Party to the Regulatory Authorities as required in connection with any Regulatory Filing of INDs, BLAs, Marketing Approval applications, or similar applications or requests for Marketing Approvals; provided, however, that reasonable measures will be taken to assure confidential treatment of such information;

10.4.4    made by such Party, in connection with the performance of this Agreement, on a need-to-know basis to Affiliates, research parties, employees, consultants, representatives or agents, each of whom prior to disclosure must be bound by obligations of confidentiality and non-use at least equivalent in scope to those set forth in this Section 10;

10.4.5    made by such Party to existing or potential acquirers or merger candidates, investment bankers or existing or potential investors, including venture capital firms or other financial institutions, each of whom prior to disclosure must be bound by obligations of confidentiality and non-use at least equivalent in scope to those set forth in this Section 10; or

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

***Text Omitted and Filed Separately
Confidential Treatment Requested
Under 17 C.F.R. §§ 200.80(b)(4), and 240.24b-2

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10.4.6    made in a patent application expressly permitted to be filed under Section 6.

11.	Public Communications

11.1        General Provisions.  The Parties will cooperate with respect to the timing and content of communications with the public regarding the development and marketing of a Product, subject to the provisions of this Section 11.

11.2        Press Releases.  The Parties agree that the public announcement of the execution of this Agreement will be made by a press release in substantially the form attached as Exhibit I.  The text of any subsequent press releases by a Party relating to this Agreement or to the performance hereunder, will first be reviewed and approved by the other Party (such approval not to be unreasonably withheld, delayed or conditioned). The Parties agree that Micromet may make the following disclosures: (i) without BI’s approval any disclosure which is required by law, including disclosures required by the U.S. Securities and Exchange Commission or made pursuant to the requirements of the national securities exchange or other stock market on which Micromet’s securities are traded, as advised by Micromet’s counsel, and (ii) press releases confirming the receipt by Micromet of any milestone payments (without disclosure of the respective amount unless required by Applicable Law) and, with respect to a Product, the  [***]   [***]  of the first  [***]  and the first  [***]  in any  [***] , as well as the  [***]  of  [***]  in any  [***] , or upon such other events as the Parties mutually agree.  In each such case, Micromet will give BI prior notice of any such intended disclosure, especially in regard of any financial disclosure or project progress statements relating to this Agreement, with appropriate lead time, and will incorporate any comments by BI on the proposed disclosure.

11.3        Publications and Presentations.  Up to  [***]  of the  [***]  of the  [***]  and at least  [***]  ( [***] )  [***]  prior to submission of any material related to the research or development activities hereunder for publication in print or electronic media or presentation at conferences, the submitting Party will provide to the other Party a draft of such material for its review and comment.  The receiving Party will provide any comments to the submitting Party within  [***]  ( [***] )  [***]  of receipt of such materials, and (a) if BI is the submitting Party, then BI will review and consider in good faith any comments provided by Micromet, or (b) if Micromet is the submitting Party, then Micromet will implement any comments reasonably provided by BI.  In addition, any information determined by the other Party to be its Confidential Information must be removed upon request of the other Party.  If requested in writing by the other Party, the submitting Party will withhold material from submission for publication or presentation for an additional  [***]  ( [***] )  [***]  to allow for the filing of a patent application or the taking of such measures to establish and preserve proprietary rights in the information in the material being submitted for publication or presentation.  After  [***]  for the  [***]  shall not publish any publication or presentation, in print or electronic media, relating to  [***]  to the  [***]  without  [***]  prior written consent.

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

***Text Omitted and Filed Separately
Confidential Treatment Requested
Under 17 C.F.R. §§ 200.80(b)(4), and 240.24b-2

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11.4        Previous Disclosures.  A Party may publicly disclose without regard to the requirements of this Section 11 any information that was previously disclosed in compliance with such requirements or any information that is available in the public domain, other than through a Party’s breach of its obligations under this Agreement.

12.	Term and Termination

12.1        Term.  The term of this Agreement (the “Term”) will commence on the Effective Date and will expire upon the expiration and satisfaction of all payment obligations hereunder for Products, unless earlier terminated as provided in this Agreement.

12.2       Termination for Material Breach.

12.2.1     If a Party (the “Breaching Party”) commits a material breach of this Agreement, the other Party (the “Non-Breaching Party”) may give to the Breaching Party written notice specifying the nature of the material breach and requiring the Breaching Party to make good or otherwise cure such material breach.

12.2.2     If such material breach is not cured within  [***]  ( [***] )  [***]  after the receipt of notice pursuant to Section 12.2.1 above, the Non-Breaching Party will have the right, on written notice to the Breaching Party, to terminate this Agreement without prejudice to any of its other rights and remedies conferred on it by this Agreement or by law. Any such termination shall become effective at the end of such  [***]  ( [***] )  [***]  period unless the breaching Party has cured any such breach prior to the expiration of the  [***]  ( [***] )  [***]  period; provided, however, that in the event of a good faith dispute with respect to the existence of a material breach (including as to whether BI has used Commercially Reasonable Efforts as required in this Agreement) arising following the  [***]  of the  [***]  of a  [***] , the  [***]  ( [***] )  [***]  cure period shall be  [***]  until  [***]  as the  [***]  is  [***]  pursuant to Section  [***]  hereof. If the material breach is confirmed by the judgment of the court and not cured within the applicable cure periods described in this Section 12.2 below after the receipt of such decision by the court, the non-breaching Party shall have the right on written notice to the breaching Party, to immediately terminate this Agreement.  In the event that the court has confirmed (i) a breach of a Party’s obligation to use Commercially Reasonable Efforts as required under this Agreement, the breaching Party shall cure such breach within a reasonable time frame, however no later than  [***]  ( [***] )  [***]  after the receipt of the decision of the court; (ii) a breach of a Party’s payment obligation under this Agreement, the breaching Party shall cure such breach no later than  [***]  ( [***] )  [***]  after the receipt of the decision of the court; and (iii) a breach of a Party’s obligation under this Agreement other than as covered by the immediately preceding clauses (i) or (ii), the breaching Party shall cure such breach within  [***] , however no later than  [***]  ( [***] )  [***]  after the receipt of the decision of the court.  For clarity, this Agreement will remain in effect during the pendency of any dispute and each Party will continue to perform its obligations hereunder.

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

***Text Omitted and Filed Separately
Confidential Treatment Requested
Under 17 C.F.R. §§ 200.80(b)(4), and 240.24b-2

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12.2.3      In the event of any Dispute under this Agreement regarding a Party’s payment obligations under this Agreement submitted to a court under Section 17.4.3, the paying Party shall be required to deposit all disputed payment amounts into an interest-bearing escrow account established by the Parties.  Upon the resolution of such Dispute, the court shall direct the disposition of the escrowed funds (including interest accrued) to the prevailing party in accordance with the court’s ruling on such Dispute together with any damages as awarded by the court.

12.3       Termination at Will.  BI may terminate this Agreement in its entirety with ninety (90) days prior written notice to Micromet at any time prior to the First Commercial Sale of a Product anywhere in the Territory.  Thereafter, BI may terminate this Agreement in its entirety with at least one hundred eighty (180) days’ prior written notice to Micromet.

12.4       Termination at Certain Decision Points.  If  [***]  does not take certain actions as specifically described in Sections  [***]  and  [***]  then  [***]  may  [***]  this Agreement in its entirety with  [***]  ( [***] )  [***]  prior written notice to  [***] ; provided, that  [***]  shall submit any dispute regarding such termination right to the dispute resolution procedure described in Section 17.4.2.

13.	Effects of Termination

13.1       Program Transfer upon Termination. Upon any termination of this Agreement, BI will transfer or assign to Micromet or its designee the materials, documentation, processes, Regulatory Filings, licenses, and other items as are reasonably necessary for Micromet to continue the development and commercialization of Products (such transfer, including the actions listed below hereafter referred to as the “Program Transfer”). Without limiting the generality of the foregoing, BI hereby agrees to (effective only upon such termination) the following:

(a)            Know-How and Data.  BI will provide Micromet with copies of any Know-How, data, materials, reports and information in BI’s possession or control that were developed under this Agreement or in winding down the clinical trials and other development activities to the extent relating to Products and as far as reasonably necessary to continue development or Commercialization of the Products (it being understood that BI will be allowed to retain copies of any such materials); provided, however, that the manufacture for commercial sale will be subject to Section 13.1(e) below.

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

***Text Omitted and Filed Separately
Confidential Treatment Requested
Under 17 C.F.R. §§ 200.80(b)(4), and 240.24b-2

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(b)            Regulatory Filings.  BI will transfer to Micromet any Regulatory Filings and Marketing Approvals for Products.

(c)            Clinical Trials.  At BI’s discretion, BI will either (i) transfer to Micromet the management and continued performance of or (ii) complete at  [***] and  [***]  any clinical trials for such Product in which at least one (1) volunteer or patient has been dosed with a Product, provided that there are no safety issues, at the effective date of termination and keep Micromet informed of progress in completing such studies.

(d)            Existing Product Supply.  BI will transfer to Micromet or destroy, at Micromet’s decision, on commercially reasonable terms, all clinical and commercial supplies of such Product in BI’s possession or control.

(e)            Future Product Supply.  At BI’s discretion, BI will either: (i) transfer the manufacturing process as then Controlled by BI and any Third Party manufacturer of the Product to Micromet or its designee (which will be designated by Micromet as soon as reasonably practical but in no event later than  [***]  ( [***] )  [***]  following the effective date of the termination of this Agreement) including the following assistance: consulting service, up to two (2) project transfer meetings, access to BI’s technical experts as necessary to establish and validate such process at the facility of Micromet or its designee, provided that such assistance is limited to  [***]  ( [***] )  [***]   [***]  within  [***]  ( [***] )  [***] , with additional support available by mutual agreement between the Parties and  [***]  at BI’s  [***] , or (ii) supply Micromet with such Product for clinical development or commercial sale on commercially reasonable terms to be agreed upon by the Parties and set forth in a separate supply agreement (such terms to be substantially similar to the terms of other arm’s length manufacturing arrangements entered into by BI at such time, including an audit and inspection right for Micromet to assure compliance with GxP), with the procedures described in Exhibit K applying to any failure by the Parties to agree on the terms of such separate agreement within  [***]  ( [***] )  [***]  following the effective date of the termination.

(f)            Third Party Contracts. BI will assign to Micromet as far as legally possible any or all agreements between BI and Third Parties, relating solely to the development or manufacture of such Product.

(g)            Product Marks and Other Rights.  BI will  [***]  an exclusive, worldwide, transferrable, irrevocable license (with the right to grant and authorize the further grant of sublicenses) to Micromet of BI’s entire right, title and interest in and to any trademarks, trade dress, logos, slogans, designs and copyrights, in each case relating solely to such Product, including any registrations for the foregoing.

(h)            Reversion of  [***] .  BI will  [***]  to Micromet its interest in any  [***]  Technology or  [***]  Technology to the extent such interest was  [***]  by Micromet to BI pursuant to Section  [***]  or by the operation of Section  [***] , respectively.

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

***Text Omitted and Filed Separately
Confidential Treatment Requested
Under 17 C.F.R. §§ 200.80(b)(4), and 240.24b-2

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(i)            Product License.  BI will grant to Micromet a worldwide, royalty-bearing (solely as provided under the terms of Section 13.2(a) or (b)), transferrable, irrevocable license (with the right to grant and authorize the further grant of sublicenses) to research, develop, make, use, offer for sale, sell, import, export and otherwise commercialize the Product with such license granted on (i) an exclusive basis (i.e., exclusive as to the Product) under any  [***]  Technology,  [***]  Technology and  [***]  in any  [***]  Technology (after having given effect to the  [***]  in Section 13.1(h) above); and (ii) a non-exclusive basis under the  [***]  Technology and any  [***]  Technology. In the event that any such  [***]  Technology,  [***]  Technology,  [***]  Technology and any  [***]  Technology is subject to any Third Party licenses of BI, any such sublicense to Micromet shall be granted to Micromet under the same conditions BI has licensed such technology from the respective Third Party.   BI will notify Micromet in advance of the application of such terms and conditions to Micromet.

(j)           [***]  Product License.  BI will grant to Micromet a worldwide, royalty-bearing (solely as provided under the terms of Section 13.2(c)), transferrable, irrevocable, license (with the right to grant and authorize the further grant of sublicenses) to research, develop, make, use, offer for sale, sell, import, export and otherwise commercialize products containing or comprising  [***]  to the  [***]  (other than  [***] ) with such license granted on (i) a non-exclusive basis under any  [***]  Technology,  [***]  Technology and  [***]  Technology and (ii) an exclusive basis under  [***]  in any  [***]  Technology (after having given effect to the  [***]  in Section 13.1(h) above). In the event that any such  [***]  Technology,  [***]  Technology and any  [***]  Technology is subject to any Third Party licenses of BI, any such sublicense to Micromet shall be granted to Micromet under the same conditions BI has licensed such technology from the respective Third Party.  BI will notify Micromet in advance of the application of such terms and conditions to Micromet.

(k)          [***]  Product License.  BI will grant to Micromet a worldwide, non-exclusive, royalty-free, transferrable, irrevocable license (with the right to grant and authorize the further grant of sublicenses) to research, develop, make, use, offer for sale, sell, import, export and otherwise commercialize  [***]  Products under the  [***]  Technology,  [***]  Technology and  [***]  in any  [***]  Technology (after having given effect to the  [***]  in Section 13.1(h) above). In the event that any such  [***]  Technology and any such  [***]  Technology is subject to any Third Party licenses of BI, any such sublicense to Micromet shall be granted to Micromet under the same conditions BI has licensed such technology from the respective Third Party.  BI will notify Micromet in advance of the application of such terms and conditions to Micromet.

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

***Text Omitted and Filed Separately
Confidential Treatment Requested
Under 17 C.F.R. §§ 200.80(b)(4), and 240.24b-2

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(l)           [***]  Product License.  BI will grant to Micromet a worldwide, non-exclusive, royalty-bearing (solely as provided under the terms of Section 13.2(d)), transferrable, irrevocable, license (with the right to grant and authorize the further grant of sublicenses) to research, develop, make, use, offer for sale, sell, import and export  [***]  under the  [***]  Technology,  [***]  Technology, and  [***]  in any  [***]  Technology (after having given effect to the  [***]  in Section 13.1(h) above). In the event that any such  [***]  Technology and any such  [***]  Technology is subject to any Third Party licenses of BI, any such sublicense to Micromet shall be granted to Micromet under the same conditions BI has licensed such technology from the respective Third Party.  BI will notify Micromet in advance of the application of such terms and conditions to Micromet.

(m)          BI Limitations.  From and after the effective date of termination, BI will refrain, and cause its Affiliates to refrain, from granting any right, license or interest or otherwise transferring its interest in any (i)  [***]  Technology or  [***]  Technology, to develop (including pre-clinical or clinical testing), manufacture, market, sell, promote or otherwise commercialize any  [***]   [***]  the  [***]  or (ii)  [***]  Technology (after having given effect to the  [***]  in Section 13.1(h) above) to develop (including pre-clinical or clinical testing), manufacture, market, sell, promote or otherwise commercialize any  [***] ; provided, that it will not be a breach of this Section 13.1(m) for BI to perform  [***]  Activities, including manufacturing, with respect to a  [***]  if such activities are performed by BI solely as a contract manufacturer on behalf of one or more Third Parties who own or control such  [***] .

13.2       Royalty Payments Following Program Transfer.  Following any Program Transfer, Micromet will pay BI a royalty in connection with the licenses granted by BI in Sections 13.1(g), (i), (j), and (l) in accordance with the following:

(a)           Product Royalties Applicable in the Event of Termination  [***]  to  [***]  of a  [***] ..  In the event of any termination of this Agreement  [***]  to the  [***]  of a  [***] , Micromet will pay BI a royalty of  [***] % of Net Sales of Products that (i) are  [***]  using a  [***]  that was (a)  [***]  by BI in connection with its  [***]  under this Agreement, (b)  [***]  for  [***]  by BI to Micromet according to Section 13.1(e); and (c)  [***]  by BI to Micromet upon Micromet’s confirmation, or (ii) are  [***]  or  [***]  in any  [***]  within the  [***]  Technology,  [***]  Technology,  [***]  Technology,  [***]  Technology or  [***]  Technology (after having given effect to the  [***]  in Section 13.1(h) above), which such  [***] , in each case,  [***]  as of the  [***]  of  [***] .  The term of such royalty will commence in any applicable country upon the First Commercial Sale of such Product in such country and will expire on a country-by-country basis upon the  [***]  of the  [***]  of any  [***]  within the  [***]   [***] ,  [***]  Technology,  [***]  Technology,  [***]  Technology or  [***]  Technology that  [***]  a  [***] , by  [***]  or  [***]  of such Product in such country.   If there is no such  [***]  and the royalty due under this Section 13.2(a) is due on account of the  [***]  of the  [***]  as described in clause (i) above, then the term of such royalty will expire on a country-by-country basis  [***]  the First Commercial Sale of such Product in such country.

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

***Text Omitted and Filed Separately
Confidential Treatment Requested
Under 17 C.F.R. §§ 200.80(b)(4), and 240.24b-2

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(b)            Product Royalties Applicable in the Event of Termination  [***]  of a  [***] ..    In the event of any termination  [***]  the  [***]  of a  [***] , Micromet will pay BI the royalties set forth on Exhibit J for Net Sales of Products in consideration of the licenses granted under Sections 13.1(g) and (i) above.  The term of such royalty will commence in any applicable country upon the First Commercial Sale of a Product in such country and will expire on a country-by-country basis upon the later of: (i) the  [***]  of the  [***]  of any  [***]  within the  [***]  Technology,  [***]  Technology,  [***]  Technology,  [***]  Technology or  [***]   [***]  in any  [***]  Technology (after having given effect to the  [***]  in Section 13.1(h) above) as of the date of such termination that  [***]  by the  [***]  or  [***]  of the Product in such country, (ii) the  [***]  of  [***]  for such Product in such country, or (iii)  [***]   [***]  the First Commercial Sale of such Product in such country.

(c)            Royalties For  [***]  Products.    In consideration of the licenses granted by BI under Section 13.1(j) above, Micromet will pay BI a royalty of  [***] % on Net Sales of products licensed under Section 13.1(j), the  [***]  or  [***]  of  [***]  is  [***]  or  [***]  by any  [***]  of any  [***]  within the  [***]  Technology,  [***]  Technology,  [***]  Technology or  [***]  Technology (after having given effect to the  [***]  in Section 13.1(h) above).  The term of such royalty will commence in any applicable country upon the First Commercial Sale of a Product in such country and will expire on a country-by-country basis upon the  [***]  of the l [***]  of any  [***]  within the  [***]  Technology,  [***]  Technology,  [***]  Technology or  [***]  in any  [***]  Technology (after having given effect to the  [***]  in Section 13.1(h) above) as of the  [***]  of such  [***]  that  [***]  by the  [***]  or  [***]  of such product in such country.

(d)          [***]  Royalties.    In consideration of the licenses granted to Micromet under Section 13.1(l), Micromet will pay BI a royalty (to be negotiated by the Parties in good faith prior to the termination of this Agreement and subject to the  [***]  below) on Net Sales of  [***] , the  [***]  or  [***]  is  [***]  or  [***]  by any  [***]  of any  [***]  within the  [***]  Technology or  [***]  Technology.  The term of such royalty will commence in any applicable country upon the First Commercial Sale of a  [***]  in such country and will expire on a country-by-country basis upon the  [***]  of the  [***]  of any  [***]  within the  [***]  Technology or  [***]  Technology  [***]  of the  [***]  of such  [***]  that  [***] , by the  [***]  or  [***]  of the  [***]  in such country.  Any royalty payable under this Section 13.2(d) shall not exceed  [***] % in the  [***]  per  [***]  where such  [***]  is  [***]  by  [***]  within  [***]  of [***] the  [***]  Technology or  [***]  Technology, respectively, and shall not  [***] % in the  [***]  per  [***]  if the  [***]  is  [***]  by  [***]  the  [***]  Technology and  [***]  Technology.  The procedures described in Exhibit K will apply to any failure by the Parties to agree on the amount of such royalty within  [***]  ( [***] )  [***]  following the effective date of the termination.

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

***Text Omitted and Filed Separately
Confidential Treatment Requested
Under 17 C.F.R. §§ 200.80(b)(4), and 240.24b-2

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(e)            Royalty Payment Terms.  All royalties payable under this Section 13.2 will be due within  [***]  ( [***] )  [***]  of the end of each Calendar Quarter during which there were Net Sales of such Products in the Territory and will be reported and paid in accordance with the terms of Section 9 of this Agreement.  Following the expiration of the royalty term in a country for an applicable license described in this Section 13.2 above, such license shall be fully-paid.

13.3       Funding during Notice Period and Payment of Committed Expenses.  During the period from providing a notice of termination pursuant to Section 12.3 through the termination of this Agreement, BI will continue to perform the Development Plan and  [***]   [***]  for its  [***]  in accordance with the terms of this Agreement; provided, that Micromet will use reasonable efforts to wind down its ongoing activities.  In addition, upon termination of this Agreement pursuant to Section 12.3, BI will pay to Micromet any non-cancellable amounts that Micromet is obligated to pay to Third Parties based on legally binding commitments made in accordance with the Research Plan or Development Plan prior to the date of such notice of termination.

13.4      Termination of Licenses.  Upon any termination of this Agreement, all rights and licenses granted by Micromet to BI hereunder will terminate.

13.5       Rights upon Expiration.  Upon expiration of the Royalty Term in all countries of the ROW Territory for a particular Product and the last Sales Participation Payment according to Section 8.4.3 in the U.S. for such Product, BI will have a non-exclusive, fully paid, royalty-free right and license under all Know-How in the Licensed Technology to make, have made, use, sell, offer for sale, and import such Product in the Territory in the Field.  Notwithstanding the foregoing, BI will make any payments under any  [***] , the agreements listed in [***] and [***] and any other payments due to Third Parties for any intellectual property rights licensed to BI pursuant to this Agreement, for as long as such payments are due under such agreements, and BI’s rights as a licensee or sublicensee under such intellectual property rights will remain subject to BI’s compliance the payment and other terms thereof.

13.6       Material Breach by Micromet.  In case the court has confirmed a material breach by Micromet, BI may, within  [***]  ( [***] )  [***]  following such confirmation, upon written notice to Micromet either terminate this Agreement (with the consequences as outlined above) or exercise its right under this Section 13.6 to modify the Parties obligations under this Agreement as follows:

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

***Text Omitted and Filed Separately
Confidential Treatment Requested
Under 17 C.F.R. §§ 200.80(b)(4), and 240.24b-2

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(a)            All committees, including the JSC, formed under Section 2 will be disbanded and the Parties’ obligations under Section 2 (other than Section 2.3) will terminate and be of no further effect.

(b)            Micromet will terminate and wind down its activities under Section 3 and  [***]  will have no further obligation whatsoever to  [***]  for any  [***]  that are  [***]  after the  [***]  of  [***]  written notice (other than any  [***]  or  [***]  associated with such  [***] ).  Micromet’s obligations under Section 3 shall terminate and BI shall thereafter be responsible for all development of all Products.

(c)            BI’s obligations under this Agreement will remain in effect; provided, that BI will not be obligated to share information with Micromet as described in the terms of Sections 3, 4 and 5 except for the terms of Section 4.2.2, and Sections 5.3, 5.4 and 5.5.   In addition, following the exercise of its rights under this Section 13.6, BI will deliver to Micromet (i) an overview of BI’s then-current Development Plan in similar detail as the Initial R&D Plan on an annual basis not later than  [***]  of each calendar year and a summary report of the development and manufacturing activities related to the Product performed by BI reasonably describing BI’s activity during such period, key milestones and objectives for such activities and a current timeline for future activities on a semi-annual basis (not later than  [***]  and  [***]  of each calendar year), and (ii) a copy of a summary commercial plan that describes the launch and subsequent Commercialization activities for the Product in the U.S.

(d)            In the notice delivered under this Section 13.6, BI may elect to terminate Micromet’s Co-Promotion right under Section 4.5, including the termination of any Co-Promotion Agreement entered into the Parties under such Section.  In connection with any such termination, (i) the Parties will have no further obligations under Section 4.5, including the obligation to enter into a Co-Promotion Agreement and any Co-Promotion Agreement will be terminated in accordance with the terms of Exhibit G, (ii) the Sales Participation Payment  [***]  as provided in Section  [***] , and (iii) BI will be solely responsible for and  [***] and  [***]  associated with the Commercialization of Products throughout the Territory during the Term.

(e)            All licenses granted by a Party to the other Party under this Agreement will continue in accordance with the terms of this Agreement.

(f)            BI will have the right to set-off, against any payments or other amounts due to Micromet by BI but not yet paid by BI, all direct damages established in the litigation under Section 17.4 (or as agreed in writing by Micromet) suffered by BI, based on the material breach that gave rise to BI’s termination right.  If BI elects this set-off remedy, then such remedy will be exclusive and in lieu of all other remedies that may be available to BI for such material breach.

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

***Text Omitted and Filed Separately
Confidential Treatment Requested
Under 17 C.F.R. §§ 200.80(b)(4), and 240.24b-2

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13.7          Serious Material Breach by a Party.  The Parties acknowledge that certain serious material breaches may result in substantial harm and damage to the non-breaching Party and that a court should consider in such case the appropriate economic remedy—which remedy may include the termination of royalty or other payment obligations—taking into consideration the harm to the economic value of the Product, a Party’s investment in such Product and the future economic viability of the Product to be developed or commercialized in under this Agreement in one or more specific territories.  The Parties agree that a serious material breach would be an extraordinary circumstance involving a Party’s intentional or grossly negligent failure to maintain the license rights granted under this Agreement, to preserve material Confidential Information relating to the Product, or to maintain any Patent covering the sale of the Product, in each case that would result in (or would be reasonably expected to result in) the loss of all intellectual property or regulatory exclusivity for the Product in all of the Major Markets or would otherwise fundamentally deny a Party the economic or other benefits conferred under this Agreement.

13.8           Material Breach by BI.   In the case of a material breach by BI which is disputed by BI and is subsequently confirmed by the court pursuant to Section 17.4, then, notwithstanding any provision in this Agreement to the contrary, Micromet will be entitled to  [***]  or  [***]  (including  [***] ) resulting from the  [***]  in  [***]  and  [***]  of the  [***]  that was caused by such material breach and the resolution of such dispute in the courts.

13.9           Accrued Rights.  Termination of this Agreement for any reason will be without prejudice to any rights that will have accrued to the benefit of a Party prior to the effective date of such termination.  Such termination will not relieve a Party from obligations that are expressly indicated to survive the termination of this Agreement.

13.10        Survival.  Sections 5.4, 5.6, 6.1, 6.2.1, 8 (with respect to any unpaid amounts due), 9, 10, 13, 14, 15, 16 and 17, together with any definitions used or exhibits referenced therein, will survive any termination or expiration of this Agreement.

14.	Indemnification and Insurance

14.1           Indemnification of Micromet.  BI will indemnify Micromet and its Affiliates, and their respective directors, officers, and employees (each, a “Micromet Indemnitee”), and defend and hold each of them harmless from and against any and all losses, damages, liabilities, costs and expenses (including reasonable attorneys’ fees and expenses) (collectively, “Losses”) arising in connection with any and all claims, demands, lawsuits, or investigations by a Third Party (each a “Third Party Claim”) against a Micromet Indemnitee, to the extent caused by or arising out of: (a) any breach by BI of this Agreement, (b) the gross negligence or willful misconduct on the part of BI, its Affiliates, or contractors in performing any activity contemplated by this Agreement, (c) the development, manufacture, use, handling, storage, supply, Commercialization or other disposition of Product by BI, its Affiliates or its/their sublicensees; or (d) any  [***]  by BI or its Affiliates; in each case, excluding any Losses to the extent Micromet has an obligation to indemnify BI pursuant to Section 14.2.

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

***Text Omitted and Filed Separately
Confidential Treatment Requested
Under 17 C.F.R. §§ 200.80(b)(4), and 240.24b-2

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14.2           Indemnification of BI.  Micromet will indemnify BI, its Affiliates, and their respective directors, officers, and employees (each, a “BI Indemnitee”), and defend and hold each of them harmless from and against any and all Losses arising in connection with any Third Party Claim against a BI Indemnitee, to the extent caused by or arising out of: (a) any breach by Micromet of this Agreement; (b) the gross negligence or willful misconduct on the part of Micromet, its Affiliates, or contractors  in performing any activity contemplated by this Agreement; (c) the performance of Micromet’s development activities under the  [***] , or (d) from the manufacture, use, handling, storage, supply, sale or other disposition of Product by Micromet or its Affiliates, or contractors; in each case, excluding any Losses to the extent BI has an obligation to indemnify Micromet and its Affiliates pursuant to Section 14.1.

14.3           Notice of Claim.  All indemnification claims in respect of any BI Indemnitee or Micromet Indemnitee seeking indemnity under Sections 14.1 or 14.2 (collectively, the “Indemnitees” and each an “Indemnitee”) will be made solely by the corresponding Party (the “Indemnified Party”).  The Indemnified Party will give the indemnifying Party (the “Indemnifying Party”) prompt written notice (an “Indemnification Claim Notice”) of any Losses or discovery of fact upon which such Indemnified Party intends to base a request for indemnification under Section 14.1 or Section 14.2, but in no event will the Indemnifying Party be liable for any Losses that result from any delay in providing such notice.  Each Indemnification Claim Notice must contain a description of the claim and the nature and amount of such Loss (to the extent that the nature and amount of such Loss are known at such time).  Together with the Indemnification Claim Notice, the Indemnified Party will furnish promptly to the Indemnifying Party copies of all notices and documents (including court papers) received by any Indemnitee in connection with the Third Party Claim.

14.4           Control of Defense.  At its option, the Indemnifying Party may assume the defense of any Third Party Claim subject to indemnification as provided for in Sections 14.1 and 14.2 by giving written notice to the Indemnified Party within thirty (30) days after the Indemnifying Party’s receipt of an Indemnification Claim Notice.  Upon assuming the defense of a Third Party Claim, the Indemnifying Party may select and appoint the lead legal counsel for the defense of the Third Party Claim.  Should the Indemnifying Party assume the defense of a Third Party Claim, the Indemnifying Party will not be liable to the Indemnified Party or any other Indemnitee for any legal expenses subsequently incurred by such Indemnified Party or other Indemnitee in connection with the analysis, defense or settlement of the Third Party Claim, except as provided in Section 14.5.

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

***Text Omitted and Filed Separately
Confidential Treatment Requested
Under 17 C.F.R. §§ 200.80(b)(4), and 240.24b-2

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14.5           Right to Participate in Defense.  Without limiting Section 14.4, any Indemnitee will be entitled to participate in, but not control, the defense of such Third Party Claim and to employ counsel of its choice for such purpose; provided, however, that such employment will be at the Indemnitee’s own expense unless (a) the employment thereof has been specifically authorized by the Indemnifying Party in writing, or (b) the Indemnifying Party has failed to assume the defense and employ counsel in accordance with Section 14.4 (in which case the Indemnified Party will control the defense).

14.6          Settlement.  With respect to any Losses relating solely to the payment of money damages in connection with a Third Party Claim and that will not result in the Indemnitee’s becoming subject to injunctive or other relief or otherwise adversely affect the business of the Indemnitee in any manner, and as to which the Indemnifying Party has acknowledged in writing the obligation to indemnify the Indemnitee hereunder, the Indemnifying Party will have the sole right to consent to the entry of any judgment, enter into any settlement or otherwise dispose of such Loss, on such terms as the Indemnifying Party, in its sole discretion, will deem appropriate. The Indemnifying Party will pay all amounts on behalf of the Indemnified Party at or  prior to the time of the entry of judgment.  With respect to all other Losses in connection with Third Party Claims, where the Indemnifying Party has assumed the defense of the Third Party Claim in accordance with Section 14.4, the Indemnifying Party will have authority to consent to the entry of any judgment, enter into any settlement or otherwise dispose of such Loss provided it obtains the prior written consent of the Indemnified Party (which consent will be at the Indemnified Party’s sole and absolute discretion).  The Indemnifying Party that has assumed the defense of the Third Party Claim in accordance with Section 14.4 will not be liable for any settlement or other disposition of a Loss by an Indemnitee that is reached without the written consent of such Indemnifying Party.  Regardless of whether the Indemnifying Party chooses to defend  any Third Party Claim, no Indemnitee will admit any liability with respect to, or settle, compromise or discharge, any Third Party Claim without first offering to the Indemnifying Party the opportunity to assume the defense of the Third Party Claim in accordance with Section 14.5.

14.7          Cooperation.  If the Indemnifying Party chooses to defend any Third Party Claim, the Indemnified Party will, and will cause each other Indemnitee to, cooperate in the defense thereof and will furnish such records, information and testimony, provide such witnesses and attend such conferences, discovery proceedings, hearings, trials and appeals as may be reasonably requested in connection with the defense of such Third Party Claim.  Such cooperation will include access during normal business hours afforded to the Indemnifying Party to, and reasonable retention by the Indemnified Party of, records and information that are reasonably relevant to such Third Party Claim, and making Indemnitees and other employees and agents available on a mutually convenient basis to provide additional information and explanation of any material provided hereunder. The Indemnifying Party will reimburse the Indemnified Party for all its reasonable out-of-pocket expenses in connection with such cooperation.

14.8           Expenses.  Except as provided above, the reasonable and verifiable costs and expenses, including fees and disbursements of counsel, incurred by the Indemnified Party in connection with any claim will be reimbursed on a calendar quarter basis by the Indemnifying Party, without prejudice to the Indemnifying Party’s right to contest the Indemnified Party’s right to indemnification and subject to refund in the event the Indemnifying Party is ultimately held not to be obligated to indemnify the Indemnified Party.

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

***Text Omitted and Filed Separately
Confidential Treatment Requested
Under 17 C.F.R. §§ 200.80(b)(4), and 240.24b-2

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14.9           Insurance.  During the Term, each Party will have and maintain such types and amounts of liability insurance including self-insurance as is normal and customary in the industry generally for similarly situated parties, and will upon request provide the other Party with a certificate of insurance in that regard, along with any amendments and revisions thereto.

15.	Representations and Warranties

15.1           Mutual Representations and Warranties.  Each Party hereby represents and warrants to the other Party that, as of the Effective Date:

15.1.1     Such Party (a) has the corporate power and authority to enter into this Agreement and perform its obligations hereunder, and (b) has taken all necessary corporate action on its part required to authorize the execution and delivery of this Agreement and the performance of its obligations hereunder.

15.1.2     This Agreement has been duly executed and delivered on behalf of such Party and constitutes a legal, valid and binding obligation of such Party and is enforceable against it in accordance with its terms subject to the effects of bankruptcy, insolvency or other laws of general application affecting the enforcement of creditor rights and judicial principles affecting the availability of specific performance.

15.1.3     The execution and delivery of this Agreement and the performance of such Party’s obligations hereunder (a) do not conflict with or violate any requirement of any provision of the articles of incorporation, bylaws or any similar instrument of such Party in any material way, and (b) do not conflict with, violate, or breach or constitute a default or require any consent under, any contractual obligation or court or administrative order by which such Party is bound.

15.2           Additional Representations and Warranties of Micromet.  Micromet hereby represents and warrants to BI that, as of the Effective Date:

15.2.1     Micromet is a corporation duly organized, validly existing and in good standing under the laws of Germany, and has full corporate power and authority and the legal right to own and operate its property and assets and to carry on its business as it is now being conducted and as it is contemplated to be conducted by this Agreement.

15.2.2     Micromet has the right and authority to grant the rights and licenses granted to BI pursuant to the terms and conditions of this Agreement, and Micromet has not granted any right, license, or interest in, to, or under the  [***]  Technology that is inconsistent with the rights, licenses, and interests granted to BI under the terms and conditions of this Agreement.

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

***Text Omitted and Filed Separately
Confidential Treatment Requested
Under 17 C.F.R. §§ 200.80(b)(4), and 240.24b-2

Execution Copy

15.2.3     To the knowledge of Micromet’s officers and Micromet’s Intellectual Property department (after due inquiry): (i) Micromet has not received any written allegation from a Third Party that any Patent within the  [***]  Technology is invalid or unenforceable and (ii) no Patent within the  [***]  Technology is subject to interference, reexamination, reissue, revocation, opposition, appeal or other administrative proceedings.

15.2.4     Micromet has not received, with respect to the  [***]  Technology, any notice of infringement or any written communication relating in any way to a possible infringement of any Third Party patent rights by its activities prior to the Effective Date or the activities of either Party contemplated by this Agreement.

15.3           Additional Representations and Warranties of BI.  BI hereby represents and warrants to Micromet that, as of the Effective Date:

15.3.1     BI is a corporation duly organized, validly existing and in good standing under the laws of Germany, and has full corporate power and authority and the legal right to own and operate its property and assets and to carry on its business as it is now being conducted and as it is contemplated to be conducted by this Agreement.

15.3.2     BI has the right and authority to grant the rights and licenses granted to Micromet pursuant to the terms and conditions of this Agreement, and BI has not granted any right, license, or interest in, to, or under the  [***]  Technology that is inconsistent with the rights, licenses, and interests granted to Micromet under the terms and conditions of this Agreement.

15.3.3     To the knowledge of BI’s officers and the head of BI’s Intellectual Property department (i) BI has not received any written allegation from a Third Party that any Patent within the  [***]  Technology that relates to the  [***]  or a Product is invalid or unenforceable and (ii) no Patent within the  [***]  Technology that relates to the  [***]  or a Product is subject to interference, reexamination, reissue, revocation, opposition, appeal or other administrative proceedings.

15.3.4     BI has not received, with respect to the  [***]  Technology, any notice of infringement or any written communication relating in any way to a possible infringement of any Third Party patent rights by its activities prior to the Effective Date relating to the  [***]  or the activities of either Party contemplated by this Agreement.

15.3.5     Exhibit L sets forth all Patents within the  [***]  Technology that claim or cover the  [***] ,  [***] , or  [***]  that target the  [***] .

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

***Text Omitted and Filed Separately
Confidential Treatment Requested
Under 17 C.F.R. §§ 200.80(b)(4), and 240.24b-2

Execution Copy

15.4           Compliance.  Each Party will conduct its respective activities under this Agreement with respect to a Product in good scientific manner, and in compliance in all material respects with all requirements of Applicable Laws and solely in accordance with the then-current Research Plan or Development Plan, as applicable.

16.	Disclaimer; Limitation of Liability

16.1           Disclaimer of Warranty.  EXCEPT FOR THE EXPRESS WARRANTIES SET FORTH IN SECTION 15, BI AND MICROMET MAKE NO REPRESENTATIONS AND GRANT NO WARRANTIES, EXPRESS OR IMPLIED, EITHER IN FACT OR BY OPERATION OF LAW, BY STATUTE OR OTHERWISE, AND BI AND MICROMET EACH SPECIFICALLY DISCLAIM ANY OTHER REPRESENTATIONS AND WARRANTIES, WHETHER WRITTEN OR ORAL, EXPRESS, STATUTORY OR IMPLIED, INCLUDING ANY WARRANTY OF QUALITY, MERCHANTABILITY OR FITNESS FOR A PARTICULAR USE OR PURPOSE OR ANY WARRANTY AS TO THE VALIDITY OF ANY PATENTS OR THE NON-INFRINGEMENT OF ANY INTELLECTUAL PROPERTY RIGHTS OF THIRD PARTIES.

16.2           Limitation of Liability.  EXCEPT AS SPECIFICALLY SET FORTH IN SECTION 13.8 IN NO EVENT WILL EITHER PARTY BE LIABLE FOR LOST PROFITS, OR FOR ANY SPECIAL, INDIRECT, INCIDENTAL, CONSEQUENTIAL OR PUNITIVE DAMAGES HOWEVER CAUSED, ON ANY THEORY OF LIABILITY AND WHETHER OR NOT SUCH PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, ARISING UNDER ANY CAUSE OF ACTION AND ARISING IN ANY WAY OUT OF THIS AGREEMENT.  THE FOREGOING LIMITATIONS WILL NOT APPLY TO AN AWARD OF ENHANCED DAMAGES AVAILABLE UNDER THE PATENT LAWS FOR WILLFUL PATENT INFRINGEMENT AND WILL NOT LIMIT EITHER PARTY'S OBLIGATIONS TO THE OTHER PARTY UNDER SECTIONS 10 AND 14.

17.	Miscellaneous

17.1           Force Majeure.  Neither Party will be held liable or responsible to the other Party or be deemed to have defaulted under or breached this Agreement for failure or delay in fulfilling or performing any term of this Agreement when such failure or delay is caused by or results from events beyond the reasonable control of the non-performing Party, including fires, floods, embargoes, shortages, epidemics, pandemics, quarantines, war, acts of terrorism, acts of war (whether war be declared or not), insurrections, riots, civil commotion, strikes, lockouts or other labor disturbances, acts of God or acts, omissions or delays in acting by any Governmental Authority.  The non-performing Party will notify the other Party of such force majeure within ten (10) Business Days after such occurrence by giving written notice to the other Party stating the nature of the event, its anticipated duration, and any action being taken to avoid or minimize its effect.  The suspension of performance will be of no greater scope and no longer duration than is necessary and the non-performing Party will use commercially reasonable efforts to remedy its inability to perform.

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

***Text Omitted and Filed Separately
Confidential Treatment Requested
Under 17 C.F.R. §§ 200.80(b)(4), and 240.24b-2

Execution Copy

17.2           Assignment.  Neither Party will sell, transfer, assign, delegate, pledge or otherwise dispose of, whether voluntarily, involuntarily, by operation of law or otherwise, this Agreement or any of its rights or obligations under this Agreement without the prior written consent of the other Party (which consent may be granted, withheld or conditioned at such other Party’s sole and absolute discretion); provided, however, that either Party may assign or transfer this Agreement or any of its rights or obligations under this Agreement without the consent of the other Party (a) to any Affiliate of such Party, provided that such transfer and assignment will be effective for only so long as such Affiliate remains an Affiliate, or (b) to any Third Party with which it merges or consolidates, or to which it transfers all or substantially all of its assets.  In addition, in the event that in connection with any Change of Control of, or the acquisition of a Third Party by BI, a Governmental Authority requires the sale, transfer or divestiture of BI’s rights in and to a Product, then BI may assign this Agreement in whole or in part to a Third Party, within the  [***]  ( [***] )  [***]  period following the closing of such Change of Control or acquisition, subject to Micromet’s consent not to be unreasonably withheld (it being understood that such consent may be withheld, among other reasons, in the event such Third Party is developing or commercializing a product that may be competitive with a Product).  Any such assignment will not be effective unless and until the relevant Affiliate assignee, Third Party assignee or surviving entity assumes in writing all of the assigning Party’s obligations under this Agreement.  A copy of such written assumption of obligations will be provided to the other Party upon request.  Any purported assignment or transfer in violation of this section will be void ab initio and of no force or effect.

17.3           Severability.  If any provision of this Agreement is held to be illegal, invalid or unenforceable under any present or future law, and if the rights or obligations of either Party under this Agreement will not be materially and adversely affected thereby, (a) such provision will be fully severable, (b) this Agreement will be construed and enforced as if such illegal, invalid or unenforceable provision had never comprised a part of this Agreement, (c) the remaining provisions of this Agreement will remain in full force and effect and will not be affected by the illegal, invalid or unenforceable provision or by its severance from this Agreement, and (d) in lieu of such illegal, invalid or unenforceable provision, there will be added automatically as a part of this Agreement a legal, valid and enforceable provision as similar in terms to such illegal, invalid or unenforceable provision as may be possible and reasonably acceptable to the Parties.

17.4           Governing Law; Dispute Resolution.

17.4.1     This Agreement, and any claim, dispute, or controversy of whatever nature arising out of or relating to this Agreement will be governed by and construed in accordance with the laws of Germany, without giving effect to any principles, statutory provisions or other rules of choice of law that would require the application of the laws of a different country.

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

***Text Omitted and Filed Separately
Confidential Treatment Requested
Under 17 C.F.R. §§ 200.80(b)(4), and 240.24b-2

Execution Copy

17.4.2     The Parties will try to settle their differences amicably between themselves and according to the escalation and communication procedures stipulated in this Agreement.  If any claim, dispute, or controversy of whatever nature arising out of or relating to this Agreement, including the performance or alleged non-performance of a Party of its obligations under this Agreement arises between the Parties (each a “Dispute”), a Party will, before initiating any proceedings pursuant to Section 17.4.3, notify the other Party in writing of such Dispute.  If the Parties are unable to resolve the Dispute within  [***]  ( [***] )  [***]  of receipt of the written notice by the other Party, such dispute will be referred to the Executive Officers of each of the Parties who will meet in person at least once and use their good faith efforts to resolve the Dispute within  [***]  ( [***] )  [***]  after such referral.

17.4.3     If a Dispute is not resolved as provided in the preceding Section 17.4.2, whether before or after termination of this Agreement, the Parties hereby agree that all Disputes will be submitted exclusively to the courts of competent jurisdiction located in Dusseldorf, Germany.  Each Party hereby consents to personal jurisdiction and venue in, and agrees to service of process issued or authorized by, such court. Notwithstanding the foregoing, either Party may seek injunctive relief in any court in any jurisdiction where appropriate.  Each Party will pay its legal fees and costs related to the litigation (including witness and expert fees).

17.5           Notices.  All notices or other communications that are required or permitted hereunder will be in writing and delivered personally, sent by facsimile (and promptly confirmed by personal delivery or overnight courier as provided in this Agreement), or sent by internationally-recognized overnight courier addressed as follows:

If to BI, to:

Boehringer Ingelheim International GmbH
Binger Str. 173
55216 Ingelheim
Germany
Attention: Head of PM Business Development & Licensing/Strategy
Facsimile: [***]

with a copy to:

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

***Text Omitted and Filed Separately
Confidential Treatment Requested
Under 17 C.F.R. §§ 200.80(b)(4), and 240.24b-2

Execution Copy

Boehringer Ingelheim International GmbH
Binger Str. 173
55216 Ingelheim
Germany
Attention: Head of Business Law
Facsimile: [***]

If to Micromet, to:

Micromet AG
Staffelseestr. 2
81477 Munich
Germany
Attention: Head of Business Development
Facsimile: [***]

with a copy to:

Micromet, Inc.
6707 Democracy Boulevard
Suite 505
Bethesda, MD 20817
Attention: General Counsel
Facsimile: [***]

or to such other address as the Party to whom notice is to be given may have furnished to the other Party in writing.  Any such communication will be deemed to have been given (i) when delivered, if personally delivered or sent by facsimile on the same day if a Business Day and if not on the next business day following delivery, and (ii) on the second business day after dispatch, if sent by internationally-recognized overnight courier.  It is understood and agreed that this Section 17.5 is not intended to govern the day-to-day business communications necessary between the Parties in performing their obligations, in due course, under the terms of this Agreement.

17.6           Entire Agreement; Modifications.  This Agreement sets forth and constitutes the entire agreement and understanding between the Parties with respect to the subject matter of this Agreement and all prior agreements, understanding, promises and representations, whether written or oral, with respect thereto are superseded by this Agreement, including the Confidentiality Agreement between the Parties dated June 25, 2008.  Each Party confirms that it is not relying on any representations or warranties of the other Party except those that are expressly made in this Agreement.  No amendment or modification of this Agreement will be binding upon the Parties unless made in writing and duly executed by authorized representatives of both Parties.

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

***Text Omitted and Filed Separately
Confidential Treatment Requested
Under 17 C.F.R. §§ 200.80(b)(4), and 240.24b-2

Execution Copy

17.7           Relationship of the Parties.  The relationship between the Parties is and will be that of independent contractors, and does and will not constitute a partnership, joint venture or agency. Neither Party will have the authority to make any statements, representations or commitments of any kind, or to take any actions, which are binding on the other Party, except with the prior written consent of the other Party to do so.  All persons employed by a Party will be employees of such Party and not of the other Party and all costs and obligations incurred by reason of any such employment will be for the account and expense of such Party.

17.8           Waiver.  Any term or condition of this Agreement may be waived at any time by the Party that is entitled to the benefit of such term or condition, but no such waiver will be effective unless set forth in a written instrument duly executed by or on behalf of the Party waiving such term or condition.  The waiver by either Party of any right under this Agreement or of claims based on the failure to perform or a breach by the other Party will not be deemed a waiver of any other right under this Agreement or of any other breach or failure by said other Party whether of a similar nature or otherwise.

17.9          Counterparts.  This Agreement may be executed in two (2) or more counterparts, each of which will be deemed an original, but all of which together will constitute one and the same instrument.

17.10        No Benefit to Third Parties.  The representations, warranties, covenants and agreements set forth in this Agreement are for the sole benefit of the Parties hereto and their successors and permitted assigns, and they will not be construed as conferring any rights on any other parties.

17.11        Further Assurance.  Each Party will duly execute and deliver, or cause to be duly executed and delivered, such further instruments and do and cause to be done such further acts and things, including the filing of such assignments, agreements, documents and instruments, as may be necessary or as the other Party may reasonably request in connection with this Agreement or to carry out more effectively the provisions and purposes, or to better assure and confirm unto such other Party its rights and remedies under this Agreement.

17.12        English Language.  This Agreement has been written and executed in the English language.  Any translation into any other language will not be an official version hereof, and in the event of any conflict in interpretation between the English version and such translation, the English version will control.

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

***Text Omitted and Filed Separately
Confidential Treatment Requested
Under 17 C.F.R. §§ 200.80(b)(4), and 240.24b-2

Execution Copy

17.13        Construction.  Except where the context otherwise requires, wherever used, the singular will include the plural, the plural the singular, the use of any gender will be applicable to all genders, the word “or” is used in the inclusive sense (and/or) and the terms “will” and “shall” shall be construed to have the same meaning.  The captions of this Agreement are for convenience of reference only and in no way define, describe, extend or limit the scope or intent of this Agreement or the intent of any provision contained in this Agreement.  The term “including” as used herein means including, without limiting the generality of any description preceding such term.  References to “Section” or “Exhibit” are references to the numbered sections of this Agreement and the exhibits attached to this Agreement, unless expressly stated otherwise.

[Remainder of this page is left blank intentionally]

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

***Text Omitted and Filed Separately
Confidential Treatment Requested
Under 17 C.F.R. §§ 200.80(b)(4), and 240.24b-2

Execution Copy

IN WITNESS WHEREOF, the Parties hereto have caused this Agreement to be executed by their duly authorized representatives as of the date first above written.

Micromet AG		Boehringer Ingelheim
International GmbH

By:	/s/ Jens Hennecke	By:	/s/ Stephan Lensky
Name:	Jens Hennecke	Name:	Dr. Stephan Lensky
Title:	SVP Business Development,	Title:	Head of Strategic Transactions &
Vorstand		Alliance Management

By:	/s/ Patrick Baeuerle	By:	/s/ Dorothee Schwall-Rudolph
Name:	Patrick Baeuerle	Name:	Dorothee Schwall-Rudolph
Title:	SVP & CSO, Vorstand	Title:	Corporate Counsel

Legal Department Review:____

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

***Text Omitted and Filed Separately
Confidential Treatment Requested
Under 17 C.F.R. §§ 200.80(b)(4), and 240.24b-2

Execution Copy

Exhibit A

Collaboration Target

Amino acid sequence ( [***]  of  [***] ):

 [***]

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

***Text Omitted and Filed Separately
Confidential Treatment Requested
Under 17 C.F.R. §§ 200.80(b)(4), and 240.24b-2

Execution Copy

Exhibit B

Joint Project Teams

	Creation Time	Responsibilities		Frequency of Meeting/

Joint Research Project Team (“JRPT”)	Promptly following the Effective Date	•	Oversee the day-to-day activities of the Parties in the performance of the Research Plan	At least once per calendar quarter, until selection of a [***] ; thereafter, as needed for any [***]

		•	Develop and propose updates to the Research Plan for review and approval by the JSC

		•	Provide a quarterly written report to the JSC summarizing the Parties’ progress with respect to the research of Products under this Agreement

		•	Take such other actions as are expressly delegated to the JRPT by the JSC or by the terms of this Agreement

Joint Development Project Team (“JDPT”)	After selection of the first [***]	•	Oversee the day-to-day activities of the Parties in the performance of the Development Plan	Once per calendar quarter until [***] l in the [***]

		•	Develop and propose updates to the Development Plan for review and approval by the JSC

		•	Provide a quarterly written report to the JSC summarizing the Parties’ progress with respect to the development of Products under this Agreement

		•	Take such other actions as are expressly delegated to the JDPT by the JSC or by the terms of this Agreement

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

***Text Omitted and Filed Separately
Confidential Treatment Requested
Under 17 C.F.R. §§ 200.80(b)(4), and 240.24b-2

Execution Copy

Joint Commercialization Project Team (“JCPT”)	Upon execution of the Co-Promotion Agreement	•	Oversee the activities of the Parties according to the U.S. Commercialization Plan and review the ROW Commercialization Plan	At least once per quarter during such time as Products are co-promoted in the U.S. under this Agreement and the Co-Promotion Agreement

		•	Coordinate the activities of the Parties pursuant to the Co-Promotion Agreement

		•	If required by the JSC, provide a quarterly written report to the JSC summarizing the Parties’ progress with respect to the co-promotion of Products under this Agreement in the U.S.

		•	Take such other actions as are expressly delegated to the JCPT by the JSC or by the terms of this Agreement

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

***Text Omitted and Filed Separately
Confidential Treatment Requested
Under 17 C.F.R. §§ 200.80(b)(4), and 240.24b-2

Execution Copy

Exhibit C

Initial R&D Plan

(i)           Activity list

[***]

Activity list: overview of  [***]  per quarter

[***]

Activity list: overview of  [***]  at  [***]  per quarter

[***]

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

***Text Omitted and Filed Separately
Confidential Treatment Requested
Under 17 C.F.R. §§ 200.80(b)(4), and 240.24b-2

Execution Copy

(ii) Summary of work packages

[***]

 (iii) Project overview

[***]

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

***Text Omitted and Filed Separately
Confidential Treatment Requested
Under 17 C.F.R. §§ 200.80(b)(4), and 240.24b-2

Execution Copy

Exhibit D

Patents within  [***]  Technology

[***]

Application Number	Application Filing Date	Country	Title of Application	Status	Patent Number

[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

***Text Omitted and Filed Separately
Confidential Treatment Requested
Under 17 C.F.R. §§ 200.80(b)(4), and 240.24b-2

Execution Copy

Application Number	Application Filing Date	Country	Title of Application	Status	Patent Number

[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

***Text Omitted and Filed Separately
Confidential Treatment Requested
Under 17 C.F.R. §§ 200.80(b)(4), and 240.24b-2

Execution Copy

 [***]  [***]

Application Number	Application Filing Date	Country	Title of Application	Status	Patent Number

[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

***Text Omitted and Filed Separately
Confidential Treatment Requested
Under 17 C.F.R. §§ 200.80(b)(4), and 240.24b-2

Execution Copy

Exhibit E

 [***]

[***]	[***]

[***]	[***]

[***]	[***]

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

***Text Omitted and Filed Separately
Confidential Treatment Requested
Under 17 C.F.R. §§ 200.80(b)(4), and 240.24b-2

Execution Copy

Exhibit F

 [***]

[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

***Text Omitted and Filed Separately
Confidential Treatment Requested
Under 17 C.F.R. §§ 200.80(b)(4), and 240.24b-2

Execution Copy

Exhibit G

Material Terms of Co-Promotion Agreement

INTRODUCTION

Subject to the terms and conditions of the Agreement, Micromet has the right to co-promote the Product in the United States by providing  [***]  in the level of sales Details in accordance with the U.S. Commercialization Plan.  This schedule outlines the framework for this part of the collaboration to be negotiated in good faith by the Parties pursuant to Section 4.5.1 of the Agreement which the Parties agree to adhere to for the Co-Promotion Agreement as follows:

As used in this Exhibit G,

“Co-promote” shall mean to promote jointly a Product through BI (or any Affiliate Sublicensees) and Micromet's (or its Affiliates’) own respective sales forces under a single trademark.

“Details” shall mean face to-face sales presentations with the primary purpose to discuss the benefits and features of the Product made to target physicians, nurses, pharmacists and other individuals who provide health care services to patients, however shall exclude any presentations provided by other means, e.g. via e-mail or internet and/or a participation in a speaker program.

“Co-Promotion Term” shall mean, on a Product-by-Product basis, the time period beginning with the execution of the Co-Promotion Agreement and ending at the expiry of the Sales Participation Term for such Product, unless the Co-Promotion Agreement is terminated earlier as provided in Section 11 of this Exhibit G.

“ [***] Threshold” shall mean that a Product, at any time following First Commercial Sale in the U.S., [***] to [***] worldwide [***] of [***] in [***] consecutive [***] ; provided, that if a Party exercises its [***] rights under this Exhibit G for [***] to meet the foregoing [***] during the [***] following First Commercial Sale in the U.S. then the following conditions also shall be satisfied (i) the [***] for the Product in the U.S. between the [***] and [***] is [***] and (ii) the then-current Development Plan (applying Commercially Reasonable Efforts) does not provide for the launch of a new indication or other Regulatory Approval in the U.S. that [***] to result in the [***] in excess of [***] . The Parties will refer any dispute regarding the application of the [***] Threshold to the dispute resolution procedure set forth in Section 17.4.2 of the Agreement.

All Section references included in this Exhibit G refer to the Agreement, unless otherwise provided. Any capitalized terms not defined in this Exhibit G shall have the meaning set forth in the Agreement.

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

***Text Omitted and Filed Separately
Confidential Treatment Requested
Under 17 C.F.R. §§ 200.80(b)(4), and 240.24b-2

Execution Copy

1.	GENERAL OBJECTIVE

Promoting and Detailing the Product(s) in the United States to optimize the commercialization of such Product(s) in the U.S. The Parties agree that that promotional activities in combination with Detailing and alternative measurements of sales activity, such as number of field sales representatives [***]  the  [***]  of their  [***]  on a Product, shall be reasonably considered when negotiating the Co-Promotion Agreement given current market conditions for the Product.

2.	GRANT OF CO-PROMOTION RIGHTS TO MICROMET

Subject to the terms of the Co-Promotion Agreement:

2.1.
Micromet will have a co-exclusive right and obligation, together with BI or its Affiliates in the U.S., to co-promote the Product during the Co-Promotion Term with its or its Affiliates’ own established sales force.

2.2.
Micromet will not directly or indirectly sell, promote or Detail the Product for any indication in the U.S., other than pursuant to the Co-Promotion Agreement.  In addition, each Party will not grant any rights to or permit or authorize any Third Party to co-promote and/or Detail the Product for any indication in the U.S., except in connection with a permitted transfer of the Co-Promotion Agreement described in Section 11 of this Exhibit G.

3.	COMMITTEE AND RESPONSIBILITY

3.1.
According to Section 2.2.1 and this Exhibit G, Micromet and BI shall establish a Joint Commercialization Project Team (JCPT) with  [***] .  The JCPT shall be responsible for managing the deployment of the Micromet and BI field sales forces to ensure that the most recent U.S. Commercialization Plan is successfully implemented and that the required numbers of Details are being made to the appropriate targets.  The JCPT will review and implement, after JSC approval, the U.S. Commercialization Plan  [***] .   [***]

3.2.
The JCPT shall meet  [***]  unless otherwise mutually agreed by the Parties. Either Party may replace its respective JCPT representative(s) at any time with prior written notice to the other Party.  The JCPT Leader of each Party shall ensure that the necessary information is distributed to the respective JCPT members as well as other personnel of such Party, on a need to know basis.  The terms of Section 2.2 will apply to the activities of the JCPT.

3.3.	Each Party will bear its own costs, including travel and lodging costs, and any other expenses, for personnel serving on the JCPT.

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

***Text Omitted and Filed Separately
Confidential Treatment Requested
Under 17 C.F.R. §§ 200.80(b)(4), and 240.24b-2

Execution Copy

4.	U.S. COMMERCIALIZATION PLAN

The Parties will co-promote the Product according to the most recent U.S. Commercialization Plan then in effect for such Product in the United States.  BI will be responsible for preparing and updating the U.S. Commercialization Plan for further discussion at the JCPT  [***] ..   [***]   The U.S. Commercialization Plan will be consistent with the terms of the Agreement (including this Exhibit G) and include a detailed plan of marketing and promotional tactics and implementation, target list, Detailing requirements, a reasonable allocation of responsibilities between the Parties with respect to Key Opinion Leaders (KOLs), and a strategic marketing and promotional plan for the U.S.   [***]

5.	TRAINING AND COMMENCEMENT OF CO-PROMOTION

5.1.
BI shall provide,  [***]  to Micromet (i) reasonable quantities of training materials appropriate to train sales representatives for the co-promotion of the Product, and (ii) the same sales training on each Product for Micromet Sales representatives who will be promoting such Product as the training on the Product BI provides to its own sales representatives who promote such Product in the United States.  Micromet shall be responsible for the travel and housing costs of its Sales representatives for such training with no reimbursement of such costs by BI.

5.2.
During the Co-Promotion Term, subject to coordination and agreement between the Parties, each Party will have the right to attend and participate in any Product-related meetings for the United States of the other Party’s sales representatives for the purposes of co-promotion of the Product, including any regional, district or launch meetings during which such Party’s sales representatives will receive either formal or informal training about the Product, market conditions or competitive products.  Each Party will provide the other Party with reasonable advance notice of any such meeting for this purpose.  Each Party will make reasonable efforts to keep the Product-related portions of such meetings independent from other matters.

6.	CUSTOMER AND TRADE CONTACTS

BI will be solely responsible for all contracts and contacts with wholesalers, retailers and all other Third Party purchasers, including managed care organisations (public and commercial), hospitals and clinical centers, governmental entities, etc., consistent with the strategies set forth in the most recently updated U.S. Commercialization Plan; provided, that the foregoing will not limit Micromet’s ability to conduct Detailing to applicable target physicians and other applicable persons.

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

***Text Omitted and Filed Separately
Confidential Treatment Requested
Under 17 C.F.R. §§ 200.80(b)(4), and 240.24b-2

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7.	DETAILING

7.1.	Co-Promotion Efforts
Both BI and Micromet will deploy their respective sales representatives effectively to co-promote the Product in the United States in accordance with the terms of the Agreement, the Co-Promotion Agreement and the most recently updated U.S. Commercialization Plan.  In conducting such co-promotion, Micromet and BI will use Commercially Reasonable Efforts consistent with generally accepted pharmaceutical industry business practices and in compliance with all Applicable Laws. Each Party shall only use appropriately qualified and trained sales representatives with good knowledge in the oncological area. Each Party will maintain those records required by Applicable Law in connection with such co-promotion activities and Micromet will allow BI to inspect such records on reasonable request.  Each Party will have and maintain a formalized comprehensive compliance plan and program in place during the Co-Promotion Term.  BI will have the right to review Micromet’s policies and may provide comments to facilitate compliance with Applicable Laws and industry practices.  Representatives of each Party, or their designees, will meet periodically to evaluate Micromet’s marketing and promotional practices in order to ensure that they remain compliant with Applicable Laws and industry practices.  The Co-Promotion Agreement will contain an appropriate mechanism to address and correct any actual or potential non-compliance of Micromet’s marketing and/or promotional practices with Applicable Law or industry practices.

7.2.	Detailing Requirements
Each Party will receive and be responsible for performing  [***]  in the level of sales Details target set forth in the then-current U.S. Commercialization Plan. The U.S. Commercialization Plan will allocate Detailing priority (e.g. primary or secondary Details) and Detailing targets (including applicable target physician groups, centers of excellence, high prescribing physicians and geographic territories) in a reasonable and equitable manner as between the Parties.

7.3.	Increases in Detailing
Each Party, in its sole discretion, may increase its Detailing activities above its Detailing requirements at any time and at  [***] .  Any such increase will not obligate the other Party to increase its Detailing activities or  [***] , including  [***] , except that BI will provide Micromet with reasonable additional quantities of promotional materials or sample packs as Micromet may request to the extent reasonably available.  In addition, any increase in Detailing will be coordinated with the other Party so that the strategies set forth in the most recently updated U.S. Commercialization Plan are followed.

7.4.	Distribution of Targeted Doctors
BI will be responsible for annually preparing and updating a target call list of health care professionals (including KOLs) to whom each of BI and Micromet will provide Details together with an allocation of promotional activities directed at KOLs, which shall be discussed in the JCPT and reasonably incorporating Micromet’s comments and suggestions with respect to any additions/deletions to the target call list(s) and shall be finally approved by the JSC.  The targets will be  [***]  assigned to each Party in the target call list, reflecting an equal allocation of Detailing efforts, targets represented over the United States, and health care professional specialists.  Consistent with the foregoing, the Parties will discuss and reasonably consider in good faith an allocation of Details by target prescribing physician groups based upon then-current market conditions and the capabilities and other promotional activities of a Party  [***] ..

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

***Text Omitted and Filed Separately
Confidential Treatment Requested
Under 17 C.F.R. §§ 200.80(b)(4), and 240.24b-2

Execution Copy

7.5.	Field Sales Force Expenses
Each Party will be responsible for its own respective sales representatives and internal marketing organizations and the expenses of its sales representatives, except as specified otherwise in this Exhibit G with respect to training and promotional support to be provided by BI.

7.6.	Incentives
Each Party will reward its personnel for promoting the Product through  [***] .

7.7.	Detailing Reports
On a periodic basis (to be agreed upon) each Party will provide to the JCPT a comprehensive Detailing report, including, for example: number of Details, the use of sample packs (if any), and such other details concerning frequency and other similar Detailing data, including coverage by specialty, number of group Details, as may be mutually agreed upon. Both Parties will keep accurate and complete electronic records in a reasonably acceptable format of each Detail carried out by its sales representatives.

7.8.	Detailing Shortfalls
The Parties will agree to a minimum Detail performance level for the Parties (e.g.,  [***] % of the Party’s U.S. Commercialization Plan requirements), and a  [***]  mechanism (and/or  [***]  right) in the event that the performance  [***] .

7.9.	Contract Sales Forces
Each Party shall use its own professional sales representatives and may not subcontract its field sales force (i.e. contract sales force) to fulfil its co-promotion obligations, unless otherwise expressly agreed by the other Party.

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

***Text Omitted and Filed Separately
Confidential Treatment Requested
Under 17 C.F.R. §§ 200.80(b)(4), and 240.24b-2

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8.	PROMOTIONAL AND SAMPLING ACTIVITIES

8.1.	Promotional Activities
With respect to the co-promotion of each Product, BI will be solely responsible for creating, approving, and producing all promotional materials and will keep Micromet via the JCPT reasonably informed, subject to the terms of the Agreement.  BI will provide Micromet with a level of sales and promotional support comparable to the support BI provides to its sales force.  BI will own all rights to all promotional materials, including all copyrights.  No Product label, labelling or promotional materials will be used or distributed by the Parties, unless approved by BI.  Micromet’s sales representatives will conduct only those promotional and other sales activities relating to the Product that have been approved in advance in accordance with the most recently updated U.S. Commercialization Plan.  Micromet’s sales representatives shall not modify, change or alter the promotional, advertising, educational and communication materials provided by BI in any way whatsoever, without the express prior written consent of BI.  Each Party’s sales representatives shall use such materials solely for the purpose of performing their obligations under this Agreement.  Micromet shall ensure that its sales representatives perform in compliance with all Applicable Laws, rules and regulations.

8.2.	Sample Packs and Promotional Materials
BI will provide Micromet  [***] , with promotional, advertising, educational and communication materials, consistent with the most recently updated U.S. Commercialization Plan and at least as comparable as BI provides to its sales representatives.  Sample packs, in case BI decides to use sample packs of the Product, and promotional materials will be allocated to each Party on an equitable basis, based on the Parties’ Detailing requirements under the U.S. Commercialization Plan.  Micromet will use sample packs strictly in accordance with the U.S. Commercialization Plan and will distribute sample packs in full compliance with all Applicable Laws.  BI will be responsible for the filing of any necessary sample pack reports with the FDA.  Micromet’s sales representatives will utilize only the promotional, advertising, educational and communication materials so approved and provided to them by BI, and will not utilize any other promotional, advertising, educational or communication materials or other materials relating to or referring to the Product.  All promotional material will be owned by BI, and Micromet will have no rights with respect to such promotional materials other than the right to use the promotional materials for the performance of the co-promotion.  Micromet will not reproduce any promotional materials without the prior written consent of BI.  If promotional materials are removed from circulation, Micromet will immediately advise its sales representatives to discontinue use of the previously approved promotional materials and destroy or return them to BI as the Parties agree.

8.3.	Packaging, No Alteration or Repackaging
To the extent allowable by Applicable Law, Product packaging, promotional materials and Product labeling for use in the U.S. will carry, in an appropriate location, the Micromet Marks, subject to BI’s reasonable approval of the size, position and location thereof.  Micromet will not alter any promotional materials, labels or sample packs provided by BI, repackage any product or sample packs, or use any promotional materials, labels or sample packs not provided or approved by BI in connection with the Product.

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

***Text Omitted and Filed Separately
Confidential Treatment Requested
Under 17 C.F.R. §§ 200.80(b)(4), and 240.24b-2

Execution Copy

9.	SALES PROCESSING AND PRODUCT DISTRIBUTION.

9.1.	Sales Processing
If for any reason Micromet receives orders for the Product, Micromet will promptly forward such orders to BI or its designee.

9.2.	Pharmacovigilance
The Co-promotion Agreement shall contain such terms as are necessary to enable the Parties to fulfil their pharmacovigilance obligations under Applicable Laws and to exchange Medical and Drug Information as permitted under Applicable Laws.

9.3.	Communication with Regulatory Authorities
Subject to Section 5.2, BI shall remain solely responsible for all communications with Regulatory Authorities in the United States.

9.4.	Product liability (including product recalls)
BI shall be solely responsible for the safety, quality and efficacy of all Products marketed in the United States and any claims arising from use made of any Product.  In the event of a Product recall, the Parties shall cooperate with each other as reasonably requested in conducting such recall in accordance with the terms of the Agreement.

10.	TRANSFERABILITY

The co-promotion right under Section 4.5.1 or any resulting Co-Promotion Agreement between the Parties shall not be assignable, sublicenseable or transferable by either Party, except to an Affiliate or to any Third Party in connection with an assignment or transfer of the Agreement permitted under Section 17.2; provided, that the foregoing shall not limit BI’s rights under Section 4.5.3.

11.	TERMINATION

11.1.
Micromet Termination Rights.  Micromet shall have the right to terminate the Co-Promotion Agreement with respect to a Product upon any of the following:  (a)  [***]  ( [***] )  [***]  prior written notice to BI (or upon  [***]  ( [***] )  [***]  prior written notice if such termination will be effective upon the expiration of the Sales Participation Term) for any reason other than those specified in the following subsections; (b) upon  [***]  ( [***] )  [***]  written notice if a Product  [***]  the  [***]  which may be exercised in the  [***] ; (c) upon  [***]  ( [***] )  [***]  notice if the reduction for  [***]  Competition under Section 8.4.5 applies to the Product for the U.S.; and (d) upon  [***]  ( [***] )  [***]  written notice following an uncured material breach (to be defined in the Co-Promotion Agreement) by BI of the Co-Promotion Agreement that is confirmed pursuant to the dispute resolution process set forth in Section 17.4.

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

***Text Omitted and Filed Separately
Confidential Treatment Requested
Under 17 C.F.R. §§ 200.80(b)(4), and 240.24b-2

Execution Copy

11.2.
Financial Consequences of Termination by Micromet.  In addition to the consequences described in Section 11.6 of this Exhibit G, upon any termination by Micromet the Sales Participation Payments payable to Micromet under Section 8.4.3 shall be  [***]  as follows:

•	[***] % as provided in [***] for any [***] in accordance with [***] of this Exhibit G;
•	[***] % as provided in [***] ) for any [***] in accordance with [***] (b) of this Exhibit G;
•	[***] (other than the [***] specified in [***] 5) for any termination in accordance with [***] of this Exhibit G; and
•	[***] for any termination in accordance with [***] of this Exhibit G.

11.3.
BI Termination Rights.  After consultation with the JCPT and JSC, BI shall have the right to terminate the Co-Promotion Agreement with respect to a Product upon any of the following:  (a) upon  [***]  ( [***] )  [***]  written notice if a Product  [***]  the  [***]  (which may be exercised in the  [***] ) and BI  [***]  its  [***]  of the Product  [***]  (applying Commercially Reasonable Efforts) or if Micromet mutually agrees to the termination; (b) upon  [***]  ( [***] )  [***]  written notice following any uncured material breach (to be defined in the Co-Promotion Agreement) of Micromet’s obligations under the Co-Promotion Agreement that is confirmed pursuant to the dispute resolution process set forth in Section 17.4; (c) upon  [***]  ( [***] )  [***]  prior written notice to Micromet to be effective on or following the date that is  [***]  to the  [***]  of the  [***]  in the U.S. as reasonably established in good faith by BI; or (d) in accordance with Section 4.5.3 of the Agreement.

11.4.
Financial Consequences of a Termination by BI.  In addition to the consequences described in Section 11.6 of this Exhibit G, upon any termination by BI the Sales Participation Payments payable to Micromet under Section 8.4.3 shall be  [***]  as follows:

•	By [***] % as provided in [***] for any termination in accordance with [***] of this Exhibit G (or for any other reason not covered by Section 11.3(d) of this Exhibit G); and
•	By [***] % as provided in [***] for any termination in accordance with [***] ) of this Exhibit G.

11.5.	Expiration. In addition, the Co-Promotion Agreement will terminate upon any termination of the Agreement.

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

***Text Omitted and Filed Separately
Confidential Treatment Requested
Under 17 C.F.R. §§ 200.80(b)(4), and 240.24b-2

Execution Copy

11.6.
General Consequences.  In connection with any termination of the Co-Promotion Agreement, (i) each Party’s obligations under such agreement will cease; (ii) BI will assume full responsibility for the continued promotion of the Product in accordance with the terms of the Agreement, (ii) the JCPT and JSC will cease; and (iii) the Co-Promotion Term will end at the effective date of termination.  For clarity, termination of the Co-Promotion Agreement shall not limit Micromet’s or BI’s obligations under the Agreement.

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

***Text Omitted and Filed Separately
Confidential Treatment Requested
Under 17 C.F.R. §§ 200.80(b)(4), and 240.24b-2

Execution Copy

Exhibit H-1

 [***]  ( [***]  as of  [***] )

[***]	[***]
[***]	[***]
[***]	[***]

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

***Text Omitted and Filed Separately
Confidential Treatment Requested
Under 17 C.F.R. §§ 200.80(b)(4), and 240.24b-2

Execution Copy

Exhibit H-2

 [***]  (relating to  [***]  of  [***]  Technology)

[***]

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

***Text Omitted and Filed Separately
Confidential Treatment Requested
Under 17 C.F.R. §§ 200.80(b)(4), and 240.24b-2

Execution Copy

Exhibit H-3

 [***]  (relating to  [***]  Technology  [***]  as of  [***]   [***] )

[***]

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

***Text Omitted and Filed Separately
Confidential Treatment Requested
Under 17 C.F.R. §§ 200.80(b)(4), and 240.24b-2

Execution Copy

Exhibit I

Press Release

[***]

Boehringer Ingelheim and Micromet Announce Global Collaboration for Multiple Myeloma BiTE Antibody

Ingelheim, Germany, and Bethesda, MD, USA, May 5, 2010 — Boehringer Ingelheim and Micromet, Inc. (Nasdaq: MITI) announced today that they have entered into a collaboration agreement for the research, development and commercialization of a new BiTE antibody for the treatment of multiple myeloma.

Despite recent advances in the treatment of multiple myeloma, the disease remains largely incurable.  While the majority of patients initially respond to treatment, almost all of these patients will eventually relapse.

“Multiple myeloma will be an indication of focus for Micromet and we are very pleased to collaborate with Boehringer Ingelheim, an industry leader with a proven track record of successful partnerships,” said Christian Itin, Ph.D., Micromet’s President and Chief Executive Officer. “In line with the strategic importance of hemato-oncology for Micromet we have retained U.S. co-promotion rights for this product candidate consistent with our goal of building a commercial hematology franchise in the United States.”

"We recognize the advantage of combining Micromet’s BiTE antibody platform with our target identification and development expertise and we believe that a BiTE antibody has the potential to address the significant unmet medical need of patients with multiple myeloma,” said Wolfgang Rettig, M.D., Ph.D., Head of Corporate Research, Boehringer Ingelheim. “This collaboration builds on the unique strengths of Micromet and Boehringer Ingelheim."

Micromet and Boehringer Ingelheim will collaborate on the development of the BiTE antibody. Micromet is responsible for discovery of the BiTE antibody and will jointly conduct with Boehringer Ingelheim further pre-clinical studies.  Boehringer Ingelheim is responsible for all manufacturing activities, clinical development and worldwide commercialization subject to Micromet’s co-promotion right in the U.S. Micromet will bear the costs up to a pre-defined amount for its preclinical activities. During commercialization Micromet will solely bear the costs for its sales force in the U.S.  All other costs for research, development, manufacturing and commercialization of the BiTE antibody will be borne by Boehringer Ingelheim.

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

***Text Omitted and Filed Separately
Confidential Treatment Requested
Under 17 C.F.R. §§ 200.80(b)(4), and 240.24b-2

Execution Copy

Under the terms of the agreement Boehringer Ingelheim will pay Micromet an upfront cash payment of €5 million (approximately $6.6 million). Micromet is eligible to receive development and regulatory milestone payments of up to €50 million (approximately $66 million) and tiered low double-digit royalties on product sales outside the U.S. In the U.S. Micromet and Boehringer Ingelheim will jointly co-promote the BiTE antibody with commercial terms commensurate with a profit split.

About BiTE Antibodies
BiTE® antibodies are designed to direct the body's cytotoxic, or cell-destroying, T cells against tumor cells, and represent a new therapeutic approach to cancer therapy. Typically, antibodies cannot engage T cells because T cells lack the appropriate receptors for binding antibodies. BiTE antibodies have been shown to bind T cells to tumor cells, ultimately inducing a self-destruction process in the tumor cells referred to as apoptosis or programmed cell death. In the presence of BiTE antibodies, T cells have been demonstrated to serially eliminate tumor cells, which explains the activity of BiTE antibodies at very low concentrations. Through the killing process, T cells start to proliferate, which leads to an increased number of T cells at the site of attack.

About Boehringer Ingelheim
The Boehringer Ingelheim group is one of the world’s 15 leading pharmaceutical companies. Headquartered in Ingelheim, Germany, it operates globally with 142 affiliates in 50 countries and more than 41,500 employees. Since it was founded in 1885, the family-owned company has been committed to researching, developing, manufacturing and marketing novel products of high therapeutic value for human and veterinary medicine.

In 2009, Boehringer Ingelheim posted net sales of 12.7 billion euro while spending 21% of net sales in its largest business segment Prescription Medicines on research and development.

For more information please visit www.boehringer-ingelheim.com

About Micromet, Inc.
Micromet, Inc. is a biopharmaceutical company focused on the discovery, development and commercialization of antibody-based therapies for the treatment of cancer. Its product development pipeline includes novel antibodies generated with its proprietary BiTE® technology, as well as conventional monoclonal antibodies. Two of Micromet's BiTE antibodies and three of its conventional antibodies are currently in clinical trials.  Micromet has collaborations with a number of leading pharmaceutical and biotechnology companies, including sanofi-aventis, Bayer Schering Pharma, Merck Serono, Boehringer Ingelheim, MedImmune and Nycomed. Additional information can be found at www.micromet-inc.com

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

***Text Omitted and Filed Separately
Confidential Treatment Requested
Under 17 C.F.R. §§ 200.80(b)(4), and 240.24b-2

Execution Copy

Safe Harbor Statement
This release contains certain forward-looking statements that involve risks and uncertainties that could cause actual results to be materially different from historical results or from any future results expressed or implied by such forward-looking statements. These forward-looking statements include statements regarding the operation of the global collaboration with Boehringer Ingelheim, the efficacy, safety and intended utilization of our product candidates, including the BiTE antibody that is the subject of the agreement with Boehringer Ingelheim, the mode of action of BiTE antibodies, the conduct, timing and results of future clinical trials, expectations of the future expansion of our product pipeline and collaborations, and the future payment of milestone and royalty payments by Boehringer Ingelheim. You are urged to consider statements that include the words "ongoing," "may," "will," "believes," "potential," "expects," "plans," "anticipates," "intends," or the negative of those words or other similar words to be uncertain and forward-looking. Factors that may cause actual results to differ materially from any future results expressed or implied by any forward-looking statements include the risk that product candidates that appeared promising in early research, preclinical studies or clinical trials do not demonstrate safety and/or efficacy in subsequent clinical trials, the risk that encouraging results from early research, preclinical studies or clinical trials may not be confirmed upon further analysis of the detailed results of such research, preclinical study or clinical trial, the risk that additional information relating to the safety, efficacy or tolerability of our product candidates may be discovered upon further analysis of preclinical or clinical trial data, the risk that we or our collaborators will not obtain approval to market our product candidates, the risks associated with reliance on outside financing to meet capital requirements, and the risks associated with reliance on collaborators, including sanofi-aventis, Merck Serono, Boehringer Ingelheim, and Nycomed, for the funding or conduct of further development and commercialization activities relating to our product candidates. These factors and others are more fully discussed in Micromet's Annual Report on Form 10-K for the fiscal year ended December 31, 2009, filed with the SEC on March 5, 2010, as well as other filings by the company with the SEC.

Contacts:

Micromet, Inc.
Jennifer Neiman
Director, Corporate Communications
240-235-0246
jennifer.neiman@micromet-inc.com

Boehringer Ingelheim GmbH
Julia Meyer-Kleinmann
Director Corporate Communications
Phone +49/6132/77 82 71
Fax +49/6132/77 70 77
press@boehringer-ingelheim.com

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

***Text Omitted and Filed Separately
Confidential Treatment Requested
Under 17 C.F.R. §§ 200.80(b)(4), and 240.24b-2

Execution Copy

Exhibit J

Post-Termination Royalties

[***] of [***] at Termination	Royalty Rate
After [***] of [***] , and before [***] to an [***] in the [***] dy	[***	]%
After [***] to an [***] in the [***] , and before [***] of the [***]	[***	]%
After [***] of the [***] , and before the [***] of the [***]	[***	]%
After [***] of the [***] , and before the [***] in a [***]	[***	]%
After the [***] in a [***] , and before the [***] in a [***]	[***	]%
After the [***] in a [***]	[***	]%

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

***Text Omitted and Filed Separately
Confidential Treatment Requested
Under 17 C.F.R. §§ 200.80(b)(4), and 240.24b-2

Execution Copy

Exhibit K

Dispute Resolution Procedures

1.
The Parties will resolve certain disputes stipulated in this Agreement by final and binding expertise proceedings in accordance with this Exhibit K.  The Parties will select a mutually agreeable expert who has significant relevant experience in the subject matter of the disputed issue and no affiliation or pre-existing relationship with either Party.  If the Parties cannot agree on an expert within  [***]  ( [***] )  [***]  after the senior executive officers have failed to resolve the disagreement, either Party may request the appointment of the expert in accordance with the provisions for the appointment of experts under the Rules for Expertise of the International Chamber of Commerce.  The date on which such expert is selected will be the “Proceeding Commencement Date.”

2.
Each Party will prepare and, within  [***]  ( [***] )  [***]  after the Expertise Proceedings Commencement Date, deliver to both the expert and the other Party its proposed agreement and a memorandum in support thereof (the “Support Memorandum”).  The expert will also be provided with a copy of this Agreement.

3.
Within  [***]  ( [***] )  [***]  after the receipt of all proposed agreements and Support Memoranda, the expert shall select from the two proposals provided by the Parties the proposal that the expert believes more accurately reflects the intention of the Parties to this Agreement and the industry customs regarding the manufacture, development and commercialization (including, as applicable, co-promotion) of comparable pharmaceutical products.  The expert’s decision will be provided in writing.

4.	The expert will have reasonable discretion to request additional information, hold a hearing, and extend the time frame for reaching their decision regarding the dispute at issue.

5.	The expert’s fees and expenses will be shared equally by the Parties. Each Party will bear and pay its own expenses incurred in connection with any dispute resolution under this Exhibit K.

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

***Text Omitted and Filed Separately
Confidential Treatment Requested
Under 17 C.F.R. §§ 200.80(b)(4), and 240.24b-2

Execution Copy

Exhibit L

 [***]  Patents, or Patents claiming  [***]  to  [***] , Within  [***]  Technology as of the Effective Date

1.)	[***] Technology: Patent

 [***]

2.)	[***] Technology: Know-How

a)	[***] know-how relating to [***] as well as [***] the [***] (including the [***] ), as disclosed by [***] to [***] in a [***] on the Effective Date.

b)	Certain proprietary Know-How existing at [***] as of the Effective Date with regard to [***] Technology, which has been [***] at an [***] .

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

***Text Omitted and Filed Separately
Confidential Treatment Requested
Under 17 C.F.R. §§ 200.80(b)(4), and 240.24b-2

Execution Copy

Exhibit M

Micromet Marks

“BITE”

“MICROMET”

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

***Text Omitted and Filed Separately
Confidential Treatment Requested
Under 17 C.F.R. §§ 200.80(b)(4), and 240.24b-2

Execution Copy

Exhibit N

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[***]	[***]	[***]	[***]

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

***Text Omitted and Filed Separately
Confidential Treatment Requested
Under 17 C.F.R. §§ 200.80(b)(4), and 240.24b-2

Execution Copy

[***]	[***]	[***]	[***]
	[***]	[***]	[***]
[***]	[***]	[***]	[***]
	[***]	[***]
[***]	[***]	[***]	[***]
	[***]	[***]	[***]
	[***]	[***]	[***]

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.